SCHEDULE 14C INFORMATION
              Information Statement Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934
                           (Amendment No.           )

	Check the appropriate box:

        _  Preliminary Information Statement
                                                _ Confidential, for use of
						the Commission Only (as per-
						mitted by Rule 14c-5(d)(2))

        X  Definitive Information Statement


                          NEW PARADIGM SOFTWARE CORP.
---------------------------------------------------------------------------
                (Name Of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

_ $125 per Exchange Act Rule 0-11(c)(1)(ii), or 14c-5(g).

_ Fee computed on table below per Exchange Act Rules 14c-
5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

---------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (Set forth the
amount on which the filing fee is calculated and state how it was determined): 1/50th of 1% of the purchase price payable to the Registrant under the Purchase Agreement = $410
---------------------------------------------------------------------------
(4) Proposed maximum aggregate value of the transaction:
$2,050,000
---------------------------------------------------------------------------
(5) Total fee paid:

X Fee paid previously with preliminary materials.

X Check Box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
$410.00
---------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
Schedule 14C
---------------------------------------------------------------------------
(3) Filing Party:
New Paradigm Software Corp.
---------------------------------------------------------------------------
(4) Date Filed:
5/23/97
---------------------------------------------------------------------------

June 6, 1997                                       LOGO





DEAR SHAREHOLDER:

On behalf of the Board of Directors and management, we cordially invite you to a Special Meeting of Shareholders
(the "Shareholders Meeting") to be held Friday, June 27, 1997, at 11:00 A.M., at the principal executive offices of the Corporation, 733 Third Avenue, 7th Floor, New York City. In the pages that follow you will find the Information Statement describing the formal business to be transacted at the Shareholders Meeting. Please read it carefully.

At the Shareholders Meeting, there will be a management discussion of the proposed sale of the COPERNICUS product and related assets to VIE Systems, Inc. In addition, time will be made available for shareholders to discuss the formal business as well as to ask other questions about New Paradigm Software
Corp.'s operations.




Sincerely,




/s/ Daniel A. Gordon
Daniel A. Gordon
Chairman of the Board

June 6, 1997                                       LOGO





Re: NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE
27, 1997

To the Shareholders of New Paradigm Software Corp.:

A Special Meeting of Shareholders of New Paradigm Software
Corp. (the "Corporation") will be held at the principal executive offices of the Corporation, 733 Third Avenue, 7th
Floor, New York, New York 10017, Friday, June 27, 1997, at
11 A.M., for the purpose of considering and voting upon the following proposal ("Proposal 1"):

1. The President or any other officer of the Corporation is hereby authorized, at the direction of the Board of Directors, to sell the Corporation's COPERNICUS software product and related assets to VIE Systems, Inc. for consideration of not less than $2,050,000 and a 5% royalty payable after 12 months.

Information relating to the above matter is set forth in the accompanying Information Statement.

In accordance with the By-Laws of the Corporation, only shareholders of record at the close of business on May 13, 1997 shall be entitled to notice of and to vote at the Shareholders Meeting.


By Order of the Board of Directors,




/s/ Matthew Fludgate
Matthew Fludgate
Secretary

New Paradigm Software Corp.
733 Third Avenue, 7th Floor
New York, New York 10017

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 27, 1997

PRELIMINARY INFORMATION STATEMENT

To the Shareholders of New Paradigm Software Corp.:

This statement is furnished in connection with a Special Meeting of Shareholders of New Paradigm Software Corp. (the "Corporation") to be held at 11 A.M. on June 27, 1997, at the principal executive offices of the Corporation, 733 Third Avenue, 7th Floor, New York, New York, and at any adjournment thereof (the "Shareholders Meeting").

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed to shareholders of the Corporation commencing on June 6, 1997.

VOTING SECURITIES

The securities of the Corporation entitled to vote at the Shareholders Meeting are shares of Common Stock, par value $.01 per share (the "Common Stock"), outstanding on May 13, 1997 (the "Record Date") and shares of Series "C" Redeemable Preferred Stock, par value $.25 per share (the "Series Redeemable C Preferred Stock"). On the Record Date, there were 2,451,729 shares of Common Stock outstanding and 800,000 shares of Series C Redeemable Preferred Stock outstanding.
Each share of Common Stock is entitled to one vote and each share of Series C Redeemable Preferred Stock is entitled to four votes.

VOTING PROCEDURES

Under the New York Business Corporation Law (the "BCL") and the Corporation's By-Laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on a particular matter is necessary to constitute a quorum of shareholders to take action at the Shareholders Meeting with respect to such matter. For these purposes, shares which are present, or represented by a proxy, at the Shareholders Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Corporation's By-Laws, each matter will be decided by a majority of the votes cast on the matter, except as otherwise provided by law or the Corporation's Certificate of Incorporation. For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in whether each matter has been approved, except for Proposal
1. The required vote for approval of Proposal 1 is not less than 66 2/3 % of the votes entitled to be cast at the Shareholders Meeting.


PRINCIPAL SECURITY HOLDERS

The following table indicates the beneficial ownership of the Corporation's voting stock as of May 1, 1997, by (1) each of the directors and nominees, (2) each of the executive officers of the Corporation, (3) all directors, nominees and executive officers of the Corporation as a group and (4) each person or entity which beneficially owned in excess of five percent of each class of voting stock, based upon information supplied by each of the directors, nominees, executive officers and five percent beneficial owners:

                     Right to Sole      Right to Shared    Total Number of     Percent of Voting
Name of              Voting and           Voting and       Shares Beneficially Stock Beneficially
Beneficial Owner    Investment Power    Investment Power   Owned                   Owned


Mark Blundell           70,666(b)       199,999(c)              250,665            10%

John Brann              69,333(d)       199,999(c)              249,332            10%

Daniel Gordon           35,333(e)       0                       35,333              1%

Lancer Holdings, Inc    199,999(f)      0                       199,999             8%

Midland Associates      619,999(g)      0                       619,999            24%

Michael Taylor          10,000(h)       0                       10,000              0%

Matthew Fludgate        25,508(i)       0                       25,508              1%

Robert Trump            3,400,000(j)    619,999(k)              4,019,999          29%
All Directors and
Executive Officers of
the Corporation as a
group (a total of
4 persons)              141,507(l)      199,999(c)              341,506            14%


<F1>
(a) The shares of Common Stock beneficially owned by each person or by all directors and executive officers as a group, and the shares included in the total number of shares of Common Stock outstanding used to determine the percentage of shares of Common Stock beneficially owned by each person and such group, have been adjusted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 to reflect the ownership of shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days. As provided in such Rule, such shares issuable to any holder are deemed outstanding for the purpose of calculating such holder's beneficial ownership but not any other holder's beneficial ownership.

<F2>
(b) Consists of (i) 26,667 shares of Common Stock, (ii)
5,333 shares of Common Stock issuable upon exercise of warrants issued in a 1994 private placement of the Corporation's securities (the "1994 Warrants"), and (iii)
38,666 shares of Common Stock issuable upon exercise of options granted under the Corporation's employee and executive option plans.

<F3>
(c) Represents the holdings of Lancer Holdings, Inc. of which Mr. Blundell and Mr. Brann are each 33% owners and directors and officers. Consists of 166,666 shares of Common Stock and 33,333 shares of Common Stock issuable upon exercise of warrants held by Lancer Holdings, Inc.

<F4>
(d) Consists of (i) 26,667 shares of Common Stock, (ii) 4,000 shares of Common Stock issuable upon exercise of 1994
Warrants, and (iii) 38,666 shares of Common Stock issuable upon exercise of options granted under the Corporation's employee and executive option plans.

<F5>
(e) Consists of (i) 10,000 shares of Common Stock and 10,000 shares of Common Stock underlying 1993 Warrants issuable upon exercise of Directors' Options granted in 1993 to non-employee directors of the Corporation and (ii) 15,333 shares of Common Stock issuable upon exercise of options granted under the Corporation's employee option plan.

<F6>
(f) Consists of 166,666 shares of Common Stock and 33,333 shares of Common Stock issuable upon exercise of warrants held by Lancer Holdings, Inc.

<F7>
(g) Consists of 439,999 shares of Common Stock and 180,000 shares of Common Stock issuable upon exercise of warrants.
These securities were previously owned by Management
Technologies, Inc. ("MTI") and transferred to Midland
Associates in satisfaction of a loan to MTI by Midland
Associates.

<F8>
 (h) Consists of 10,000 shares of Common Stock issuable upon exercise of options granted under the Corporation's employee option plan.

<F9>
(i) Consists of (i) 534 shares of Common Stock, , (ii) 1,307 shares of Common Stock issuable upon exercise of 1994
Warrants, and (iii) 23,667 shares of Common Stock issuable upon exercise of options granted under the Corporation's employee option plan.

<F10>
(j) Consists of (i) 200,000 shares of Common Stock issuable upon exercise of 1994 Warrants, and (ii) 800,000 shares of Series C Redeemable Preferred Stock which entitles holders to
4 votes per share.

<F11>
(k) Represents the holdings of Midland Associates. Consists of the securities listed in note g above.

<F12>
(l) Consists of all of the above securities in notes c,e,h, & i.

AVAILABLE INFORMATION

The Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, including annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following Regional Offices of the Commission: 7 World Trade Center, New York, New York, 10048, and 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. The Commission also maintains a Web site on the World Wide Web that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov. The Corporation's fiscal year ends on March 31 of each year.

The Corporation has filed with the Commission this Information Statement on Schedule 14C under the Exchange Act with respect to Proposal 1. This Information Statement does not contain all the information set forth in the Registration Statement and the exhibits and schedules thereto filed by the Corporation on Form S-3, as amended, with the Commission under the Securities Act of 1933, as amended. For further information pertaining to the Corporation, the voting securities and Proposal 1, reference is made to such Registration Statement and the exhibits and schedules thereto, which may be inspected without charge at the public reference facilities of the Commission identified above. Copies of such documents may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

DOCUMENTS INCORPORATED BY REFERENCE

The following documents, which are on file (file number 0-
26336) with the Commission, are incorporated herein by reference and made a part hereof:

(a) The Corporation's 8-K dated May 23, 1997;

(b) The Corporation's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1996;

(c) The Corporation's quarterly Report on Form 10-QSB dated
February 14, 1997; and

(d) The description of the Corporation's Common Stock and the Redeemable Warrants contained in the Corporation's Registration Statement on Form 8-A, filed with the Commission on June 28, 1995, under Section 12(g) of the Exchange Act, as amended by Form 8-A/A filed with the Commission on August 2, 1995.

The Corporation will provide without charge to each person to whom a copy of this Information Statement is delivered, on written or oral request of such person, a copy of any or all of the information incorporated by reference in the Information Statement (not including exhibits to such information unless such exhibits are specifically incorporated by reference into such information). Such request should be directed to Mr. Matthew Fludgate, Business Manager, New Paradigm Software Corp., 733 Third Avenue, 7th Floor, New York, New York, 10017 (telephone number (212) 557-
0933).

CAUTIONARY STATEMENT

This Information Statement contains statements relating to future results of the Corporation (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to those described under "Special Considerations." Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Corporation does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

     COPERNICUS(R) is a registered trademark of New Paradigm
Software Corp.


PROPOSAL 1

Adoption of a resolution of the Shareholders permiting the sale of the Corporation's
COPERNICUS product which constitutes
substantially all of the assets of the
Corporation

As of May 9, 1997 the Corporation entered into an agreement, attached hereto as Appendix A (the "Agreement"), to sell, subject to shareholder approval, the rights to its COPERNICUS product and certain related assets to VIE Systems, Inc., a Delaware Corporation ("VIE") for $2,050,000 in cash and a 5% royalty on future COPERNICUS related sales payable commencing after the first 12 months. The COPERNICUS product and the related assets represent substantially all of the Corporation's assets. The Corporation, as a New York corporation, is subject to the New York Business Corporation Law, including Section 909, which requires the Corporation to obtain shareholder approval by a vote of at least 66 2/3% to sell substantially all of its assets.

The Board of Directors believes that this transaction is in the best interest of its shareholders because it (i) gives the Corporation significant working capital, (ii) entitles the Corporation to an interest in future COPERNICUS revenues which VIE may generate, and (iii) reduces expenses significantly. Management believes that by securing the right, subject to certain conditions, to embed COPERNICUS into applications that the Corporation may develop or acquire, the Corporation will have a competitive advantage in marketing such products. See "Plan of Operation". Accordingly, the Board of Directors recommends that you vote FOR this resolution.

VIE SYSTEMS, INC.

VIE was incorporated in 1997 for the purpose of (i) acquiring certain assets, including the COPERNICUS product from New Paradigm Software Corp., and (ii) building a business to market, sell, develop, implement and support COPERNICUS to and for mid- to large-size organizations worldwide. VIE has represented to the Corporation in writing that it will capitalize itself with not less than $4,000,000, $2,050,000 of which will be used to complete Proposal 1, if approved.

VOTING AGREEMENTS

By executing voting agreements (the "Voting Agreements") in connection with the proposed transaction, Mr. Robert Trump, Midland Associates, Lancer Holdings, Mark Blundell, and John Brann, together representing 68.1% of the voting rights of the Corporation eligible to vote at the Shareholders Meeting, have agreed to vote in favor of Proposal 1.

CIRCUMSTANCES AND BACKGROUND LEADING TO THE PROPOSED
TRANSACTION

The Corporation's management and Board of Directors have actively explored options for preserving stockholder value while overcoming the liquidity problems which the Corporation has experienced. Many potential transactions were pursued and examined. In addition, the Corporation approached many prospective investors in, and potential acquirers of, the COPERNICUS asset. These included many investor groups and large software companies both in the U.S. and overseas. Summarized below are the steps taken by the Corporation in arriving at Proposal 1.

September 1996
By September 1996 it was obvious to management that the Corporation would need to raise significant additional funds in order to proceed with its business plan. The direct sales which had been expected had not materialized and revenues were therefore below the Corporation's expectations. The Corporation decided to reduce costs by eliminating its direct sales force, all of whom were released at that time. The Corporation was at the time negotiating with several parties with a view to establishing U.S. and international distribution via third party channels. Management decided to focus the Corporation's activities on promoting and supporting these third party distributors. In September 1996, the Corporation reached a verbal agreement with International Business Machines Corporation ("IBM") to sign a distribution agreement (the "IBM Agreement") whereby IBM would distribute the Corporation's COPERNICUS product with IBM's MQ Series message-passing middleware.

October 1996
In light of the verbal agreement with IBM, the Corporation was able to arrange a best efforts private placement with its investment bankers, Josephthal, Lyon and Ross Incorporated. At this time, the Corporation's stock was trading at a daily high of $2.00 or above, reaching a high of $3 1/8 on October 18, 1996. The private placement was intended to raise approximately $3 million and was conditional upon the actual signing of the IBM Agreement. The financing was documented and meetings with various other investment banks who were interested in participating in the private placement were held. Although the principal business points of the IBM Agreement had been agreed, it took considerably longer than either the Corporation or IBM expected to complete the legal formalities and the agreement was not finally signed until December 18, 1996.

September - December 1996
During this time, the Corporation's management pursued a number of other alternatives to raising the funding necessary to sustain the Corporation until the sales expected through IBM and the other distributors materialized. It was considered highly unlikely that significant revenues would arise from these sources before the second half of 1997 at the earliest. Discussions were held with a number of companies who expressed an interest in merging with the Corporation. However, none of the proposals which management was able to solicit proved satisfactory (e.g., no immediate injection of funds, extreme dilution to existing stockholders, minimal revenue contribution by the other party). Discussions also took place over a period of several months with a major vendor of middleware about a possible acquisition of the Corporation or the COPERNICUS product, but these were preempted when that vendor acquired another company with a product which was perceived by them to be competitive with COPERNICUS.

December 1996
The Corporation also investigated the possibility of a placement to European investors under Regulation S of the Securities Act. A presentation to relevant investors by a representative of the Corporation's management took place in the first week of December 1996, and appeared to generate considerable interest. Nevertheless, during December the Corporation's stock price fell from a high of $2.00 on December 5, 1996 to a low of $1.00 on December 31, 1996 as investors began to grow concerned about the Corporation's liquidity problems and the likelihood of a delisting from the Nasdaq SmallCap market. Under these circumstances, the interest of overseas investors disappeared and the Corporation's investment bankers advised that a private placement with U.S. investors was now impossible. Due to the Corporation's liquidity crisis, all employees not absolutely essential to the maintenance of current business and the relationship with IBM were terminated as of December 31, 1996.

January 1997
In January and February 1997, the Corporation engaged in lengthy discussions with a high-net worth individual with considerable experience in the enterprise software market. The investor carried out certain due diligence on COPERNICUS and an investment of $2 million in exchange for a 51% interest in the Corporation was discussed. As the two parties moved toward documenting the proposed transaction, the investor withdrew, based on the investor's unwillingness to invest in a small and troubled public company.

Loan from Mr. Robert Trump
In order to continue operating, the Corporation solicited a $150,000 loan from Mr. Robert Trump which was received on January 16, 1997. The terms of this loan were as follows:

o Advance:              $150,000.
o Term:                 6 months (to expire July 14th, 1997).
o Interest Rate:        To be paid in warrants, see below.
o Warrants:             150,000 three-year warrants with an
                        exercise price of $2.00 per share, in lieu of interest.

Other terms:	The 180,000 Midland Warrants, held by Midland
Associates, an affiliate of Mr. Trump, were amended as follows: The expiration date was changed from August 11, 1998 to January 16, 2002 and the strike price reduced from $3.75 to $2.00 per share. See "Certain Transactions".

February 1997
During late January and early February 1997, the Corporation reached an advanced stage of negotiating a transaction with another public company whereby the other company would sell to the Corporation a subsidiary with assets in excess of $1.5 million and inject $1 million cash into the Corporation in exchange for 10 million shares of the common stock of the Corporation. The effect of this transaction would have been to increase the Corporation's assets to the point where the Corporation would have fulfilled the requirements for continued listing on the Nasdaq SmallCap market. However, during the due diligence process, it was discovered that the resulting combination would have had a significantly greater negative cash flow than had originally been foreseen. There were also some unresolved valuation questions relating to the subsidiary which it was proposed the Corporation would acquire. The parties therefore decided not to proceed with the transaction.

The VIE transaction - preliminary negotiations
In mid-February of 1997, the Corporation began discussion with representatives of the group of investors who eventually formed VIE Systems, Inc. in order to offer to acquire COPERNICUS. The group of investors included the high net worth individual with whom the Corporation had been conducting detailed discussions in January 1997. This investor group (which is referred to hereafter as VIE notwithstanding that VIE Systems, Inc. was not actually formed until some time later) initially offered $1.6 million and a 5% equity stake in VIE in order to acquire COPERNICUS and its related assets. This offer was received in writing on February 20, 1997. In light of other indications which had been received, it seemed that a better price could be obtained, and this offer was therefore declined. However, negotiations continued and the terms of the offer were improved.

March 1997
On March 3, 1997, the Corporation's common stock was delisted from the Nasdaq SmallCap market on the grounds that the Corporation failed to meet the $2 million in total assets requirement for continued listing. The stock began trading on the Nasdaq Bulletin Board.

Series C Redeemable Preferred Stock
On March 13, 1997, Mr. Robert Trump agreed to advance the Corporation a further $50,000 which the Corporation urgently required in order to continue its operations and meet its payroll obligations. The earlier $150,000 advance and the March 13, 1997 $50,000 advance were combined into $200,000 to be used to subscribe for 800,000 Series C Redeemable Preferred shares, $0.01 par value, with the following principal terms:

o Each Series C Preferred Share has four (4) votes on any matter to be put to a vote of the Corporation's stockholders.
o The Series C Redeemable Preferred Stock can be redeemed at the Corporation's option at any time upon payment of $200,000.
o The Series C Redeemable Preferred Stock can be redeemed at the holder's option following any investment in the Corporation or a sale of any of the Corporation's assets where the proceeds are $2,000,000 or more.
o The Series C Redeemable Preferred Stock will have preference in the event of any liquidation of the Corporation to the extent of $200,000.

The Corporation therefore intends to redeem the Series C
Redeemable Preferred Stock using $200,000 of the proceeds of the sale in the event that Proposal 1 is approved.

 Level 8 Systems Inc.
Throughout the negotiations with VIE, the Corporation continued to aggressively pursue other potentially interested parties. Several of them indicated strong interest, and one, Level 8 Systems Inc. ("Level 8") made a formal offer to the Corporation. In order to move quickly, Level 8 verbally offered to make an immediate advance of $550,000 to the Corporation to enable it to make crucial payments to employees and creditors. After further negotiation, a written offer was made early on March 19, 1997. At this point the Corporation had received a verbal offer from VIE to acquire COPERNICUS and therefore sought a better offer from Level 8. This was not immediately forthcoming, however Level 8 did agree to improve the terms of its offer, to include an immediate cash infusion. The offer accepted by the Corporation was made later on the same day (March 19, 1997) with the following terms:

o Advance:              $550,000.
o Term:                 120 days (expiring July 17, 1997).
o Interest Rate:        10% per annum.
o Collateral:           Secured by the COPERNICUS product and
                        related assets.
o Additional Terms:     The Corporation was free to continue to
negotiate with VIE and other third parties. In the event that the Corporation were to sell COPERNICUS on or before the repayment of the loan, a break-up fee would be payable to Level 8 of $100,000. The proposed sale of COPERNICUS to VIE as described herein would represent such a sale, and it is therefore envisaged that the break-up fee will be paid to Level 8 from the proceeds of the sale in the event that Proposal 1 is approved.

The Board of Directors of the Corporation believed that it was imperative to receive a significant cash infusion of some kind since many of the employees were actively seeking other employment, as they had not received salary for some time.
It was considered necessary to retain at least certain key employees in order to protect the value of COPERNICUS. This value would erode swiftly in the event that no staff were available to maintain the existing customers and to support the IBM sales effort. Therefore, despite the risks of not being able to achieve a satisfactory offer for COPERNICUS during the 120 days, the Board decided to proceed with the transaction and preserve the COPERNICUS business as a going concern in order to have the best opportunity to achieve maximum stockholder value from the COPERNICUS asset.

The only other offer which the Corporation had managed to confirm at the time was a verbal offer from an investor to invest $500,000 in the Corporation in exchange for a 70% equity interest in the Corporation. The advantage of this proposed transaction was that it did not impose the same time constraint with respect to negotiating a satisfactory offer as the Level 8 secured loan. The disadvantage was that it would require securing an offer more than three times as high in order to lock in the same value for existing stockholders. In view of the fact that employees had left for more secure employment and that more were likely to do so, the ability of the Corporation to maintain the value of the COPERNICUS asset over a period longer than 120 days was limited, and it was thus decided to proceed with the Level 8 proposal.

The VIE transaction - later negotiations
On March 20, 1997, after being advised of Level 8's serious interest, VIE made a substantially increased offer to the Corporation, with the following principal terms:

o VIE would acquire COPERNICUS and certain related assets for $2 million in cash plus a 10% share in VIE. The parties would immediately enter into a purchase agreement, conditional upon shareholder approval, which would take effect following stockholder approval.
o VIE would immediately advance $400,000 as a secured loan while the Corporation sought stockholder approval for the sale. This would represent a prepayment of the purchase price.
o The Corporation would provide undertakings from the required majority of stockholders to vote in favor of the sale at the stockholders meeting.
o The Corporation would obtain stockholder approval within 60 days.
o Pending the stockholders meeting, VIE would immediately receive a world-wide non-exclusive license for COPERNICUS together with a perpetual exclusive license in the United States for the health-care, financial services, food, airline and hotel industries and an assignment of the IBM contract. There would be a 5% royalty under this license payable to the Corporation. Any payments under the license prior to closing the purchase agreement would constitute prepayments under the purchase agreement.
o If for any reason the sale was not approved by shareholders or there was a change of control of the Corporation, or in certain other circumstances defined as "Break-up events", VIE would have received a break-up fee of the greater of $250,000 and 50% of the difference in the value of the cash components of the two competing offers.

While this offer appeared to be the most favorable yet received from the point of view of stockholder value, the Corporation had a number of concerns. Among other points, these included the sweeping nature of the proposed interim license (particularly the perpetual nature of the exclusive license and the fact that it covered all areas where the Corporation had experienced any success in licensing COPERNICUS), the lack of any provision for the Corporation to continue to utilize COPERNICUS in any fashion and the probability of the Corporation's interest in VIE being diluted by the need for further financing.

After further discussions with VIE it became apparent that there was a willingness on both sides to negotiate a mutually satisfactory transaction.

The Corporation therefore duly gave notice to Level 8 that it had received a written offer. Level 8 declined to match the terms of the offer and instead made the following offer, which it termed "Final" on March 27, 1997:

Level 8 would acquire COPERNICUS and related assets, the Corporation would receive $700,000 in cash and $300,000 in Level 8 Stock.

In view of Level 8's unwillingness to match the terms of the VIE offer (the Corporation judged the value of Level 8's offer to be significantly lower than that of the VIE offer) and VIE's apparent readiness to negotiate an acceptable proposal, the Corporation entered into a letter agreement to negotiate with VIE on March 31, 1997. This agreement allowed the Corporation to continue to solicit interest in COPERNICUS and investments in the Corporation during the negotiations and if there were to be such a sale or investment there would be a break-up fee payable to VIE of $150,000, unless VIE had previously broken off negotiations.

Through April and the first week of May negotiations with VIE continued on both business points and on the most appropriate legal language until the agreements described in "The VIE
Agreements" were entered into as of May 9, 1997.

THE VIE AGREEMENTS

The License Agreement

As of May 9, 1997 the Corporation entered into a license agreement (the "VIE License") to license certain rights to its COPERNICUS product and to assign certain agreements to VIE. The VIE License gives VIE a five year exclusive right to market COPERNICUS to the financial services, healthcare, food and government industries in the United States and Canada. It also allows VIE to act as a non-exclusive distributor to all other industries within the United States and gives VIE worldwide non-exclusive distribution rights for all industries until the termination of the license. Under the VIE License the Corporation receives a five percent royalty on all license fees received by VIE relating to the COPERNICUS product. The license also permits VIE to produce the product on additional platforms and enhance the product as it sees fit. The source code for the product may not be distributed to another party without the prior written consent of the Corporation. Finally, the Corporation has assigned to VIE certain agreements, including a distribution agreement with IBM. The VIE License will terminate with the closing under the purchase agreement if Proposal 1 is approved by the shareholders.

The Asset Purchase Agreement

The Corporation entered into a purchase agreement (the "Agreement") as of May 9, 1997, with VIE in which the Corporation, subject to shareholder approval, agreed to transfer, convey and assign to VIE all rights in and to its COPERNICUS software, the "New Paradigm Architecture", related intellectual property rights and the business, activities and operations of the Corporation of or related to COPERNICUS, and certain other specified tangible assets of the Corporation (with all such business, activities and operations of or related to the COPERNICUS software and the "New Paradigm Architecture" engaged in by or through the Corporation being referred to herein as the "COPERNICUS Business"). Capitalized items used herein and not otherwise defined shall have the meanings specified in the Agreement. The Agreement is attached hereto as Appendix A. Significant provisions of the Agreement include:

Purchased Assets The Corporation agreed to sell and deliver to VIE all of the Corporation's right, title and interest to the hardware and other tangible assets of the Corporation, and all intellectual property and other related assets, of or used in the COPERNICUS Business and existing on the Closing Date, except for certain Excluded Assets. The assets conveyed include, inter alia, trademarks, patents, copyrights, contracts, programs, documentation, customer lists and receivables related to the COPERNICUS Business.

The Agreement provides that the purchased assets do not include any real property owned or leased by the Corporation or those assets referred to in the Bill of Sale as "Excluded Assets" which include all of the assets used solely in, and accounts receivable related exclusively to, the business conducted by the Corporation's two subsidiaries, New Paradigm Commerce, Inc. and New Paradigm Inter-Link, Inc. (collectively, the "Subsidiary COPERNICUS Businesses"), and certain assets used jointly in the Subsidiary COPERNICUS Businesses and the COPERNICUS Business.

Purchase Price The purchase price under the Agreement is payable as follows:

At the Closing, VIE shall pay to or for the benefit of the Corporation One Million Eight Hundred Thousand Dollars ($1,800,000), plus (i) the amount, in excess of $50,000, payable and paid by the Corporation to Level 8 Systems, Inc. in respect of a break-up fee, but in no event more than a total of $50,000, less (ii) any payments made to the Corporation pursuant to the License Agreement (as defined in the Agreement) and less (iii) any Liabilities Adjustment (as defined in the Agreement), by certified check, bank check or wire transfer in immediately available funds (the "Closing Payment"). The Corporation expects the Closing Payment to be $1,850,000.

At the Closing, VIE shall pay to the Escrow Agent under an Escrow Agreement (the "Escrow Agreement"), the sum of Two Hundred Thousand Dollars ($200,000) (the "Escrow Fund"), such amount to be held and dealt with as provided in the Escrow Agreement (the "Escrow Agreement"). The escrow period shall expire on the date six (6) months after the Closing Date, except with respect to claims on the Escrow Fund made prior to such date.

The Royalty The Agreement specifies that beginning from and after the first anniversary of the Closing Date, VIE shall pay to the Corporation a royalty equal to 5% of the Net Revenue of VIE commencing on and after the first anniversary of the Closing Date, determined, calculated and payable as set forth below (the "Royalty").

The Royalty is equal to five percent (5%) of "Net Revenue" of VIE commencing on and after the first anniversary of the Closing Date. For purposes of the Agreement, "Net Revenue" shall be equal to the amount of cash received and retained by VIE from the sale, license and distribution of the computer programs known and/or marketed as "COPERNICUS" software (the "COPERNICUS Programs"), less the sum of (i) any applicable credits, discounts and rebates, including, but not limited to, quantity, dealer, distributor and promotional credits, discounts, adjustments and rebates, and (ii) taxes (such as sales, use or similar taxes) paid or payable by VIE in connection with such sale or license. If VIE refunds or issues a credit memo on a customer's price due to customer dissatisfaction or other valid reason, this negative price shall result in a reduction in Net Revenue and therefore a reduction of the Royalty due to the Corporation. If any COPERNICUS Program is included by VIE in a program or combination of programs, the aggregate functionality of which extends beyond such COPERNICUS Program, and which additional functionality is either (l) distinct from the collective functionality of the COPERNICUS Program, and/or (2) separately available from VIE and/or any person other than VIE (without royalty payable hereunder), then the Net Revenue attributable to the sale, license or distribution of such product shall be proportionately allocated among all significant components of such combination product. From and after the Closing Date, VIE agrees not to materially alter its pricing policies with respect to the sale, license or distribution of the COPERNICUS Programs for purposes of reducing or otherwise negating its obligation to pay the Royalty to the Corporation (for example, by increasing its charges for maintenance fees or consulting services at the expense of license fees so as to reduce the Net Revenue calculation).

The Royalty shall be paid to the Corporation on a quarterly basis, within fifteen (15) days following the close of each calendar quarter commencing with the first calendar quarter following the first anniversary of the Closing Date (each such payment being referred to herein as a "Royalty
Payment").

The Corporation shall be entitled to have the applicable books and records of VIE examined for purposes of showing compliance with the Agreement (an "Audit") by an independent public accountant mutually acceptable to the Corporation and VIE. The fees expenses of the accounting firm shall be borne by the Corporation unless the firm's determination of the Royalty payable in respect of the period that is subject to the Audit exceeds the Royalty calculated as payable by VIE by 5% or more. The Corporation shall not be entitled to conduct an Audit more than once in any calendar year.

Notwithstanding anything to the contrary contained in the Agreement, VIE shall have the right, in its sole and absolute discretion, to cause an immediate termination its obligation to pay any future Royalty to the Corporation, if at any time on or prior to the fourth (4th) anniversary of the Closing Date, VIE provides written notice to the Corporation of its intention to effect its termination right under the royalty portion of the Agreement and pays to or for the benefit of the Corporation, together with such termination notice, an amount equal to the greater of (a) all Royalties previously paid to the Corporation (or accrued as payable as of the date of such notice) and (b) $1,000,000 (the "Termination Payment"). The Corporation shall have the obligation to accept such Termination Payment when tendered. Upon tendering of the Termination Payment, VIE's obligation to pay any Royalty accruing from and after the date the Termination Payment is tendered to the Corporation shall immediately cease and be of no further force or effect.

In the event that at any time prior to the fourth (4th) anniversary of the Closing Date, VIE shall transfer to an unrelated third party all of its rights and interest in and to the COPERNICUS Programs, and such purchaser does not assume, by operation of law or otherwise, the Royalty obligations under the royalty section of the Agreement, VIE shall be required to pay to the Corporation, on or prior to the closing of such sale transaction, an amount equal to the Termination Payment.

In the event that at any time following the fourth (4th) anniversary of the Closing Date, VIE shall transfer to an unrelated third party all of its rights and interest in and to the COPERNICUS Programs, and such purchaser does not assume, by operation of law or otherwise, the Royalty obligations under the royalty section of the Agreement, VIE shall be required to pay to the Corporation, on or prior to the closing of such sale transaction, an amount equal to the greater of (i) the Termination Payment and (ii) five percent (5%) of the consideration actually received by VIE for the COPERNICUS Programs in connection with such sale.

Liabilities Undertaking VIE shall, at the Closing, execute and deliver to the Corporation a Liabilities Undertaking (the "Liabilities Undertaking"), the provisions of which shall, effective upon the Closing, be deemed incorporated in the Agreement by reference as if set forth in full in the Agreement. Except as expressly set forth in the Liabilities Undertaking, VIE shall not assume or be responsible for any debts, commitments, obligations or liabilities of the Corporation of any nature whatsoever. Liabilities not asssumed by VIE include, inter alia, shareholder liabilities, post-closing obligations, benefit plan obligations, taxes and legal claims arising on or before the Closing Date.

Contemporaneous Actions and Deliveries Contemporaneously with the execution and delivery of the Agreement, the Corporation and/or VIE will take actions and execute and/or deliver agreements, assets and documentation including:

1. The Corporation and VIE will have entered into the License
Agreement.

2. The Corporation will have loaned to VIE until the Closing
(at which time it will be transferred to VIE) the hardware, COPERNICUS Business Materials and other tangible assets necessary to enable VIE to exploit the License.

3. Robert Trump, Mark Blundell, John Brann, Lancer Holdings,
Inc. and Midland Associates will have each entered into the voting agreements with respect to the shares of preferred stock or common stock owned by them (the "Voting
Agreements").

4. John Brann and Diran Cholakian (collectively, the
"Designated Employees") will have each terminated their employment with the Corporation and entered into an Employment Agreement with VIE, respectively (the "Employment
Agreements")

Operation of the COPERNICUS Business (a) Commencing with the date of the Agreement, the Corporation irrevocably appointed VIE as its exclusive agent to operate the COPERNICUS Business on behalf of the Corporation, including, without limitation, the exclusive right to develop, market, license and support the Programs and to service, on a subcontract basis, the IBM Agreement and all of the Assumed Contracts (as defined in the Agreement). Between the date of the Agreement and the Closing (and thereafter if the Closing shall occur), the Corporation shall not incur any obligations, grant any licenses, contract on behalf of or otherwise take part in any of the operations of the COPERNICUS Business without the prior written consent of VIE. In connection therewith, VIE agreed to perform, in accordance with the terms thereof, the unperformed and unfulfilled obligations of the Corporation to perform maintenance and support services from and after the date of the Agreement under the IBM Agreement and the Assumed Contracts, and to assume those contractual liabilities of the Corporation specifically listed by the Corporation (the "Assumed Liabilities"). Except for the Assumed Liabilities (and from and after the Closing Date, those liabilities specifically listed on the Liabilities Undertaking), VIE shall not assume or be responsible for any debts, commitments, obligations or liabilities of the Corporation of any nature whatsoever. VIE also agrees that (i) it will not amend the IBM Agreement or any of the Assumed Contracts until such time as such contract shall have been assigned to VIE, or incur any contractual obligation on behalf of the Corporation without the Corporation's prior written consent if the Corporation would be required to assume, perform or satisfy such obligation in the event that the Closing does not occur, and (ii) it shall commence a reasonable sales effort with respect to the licensing of the COPERNICUS Programs and shall otherwise conduct the COPERNICUS Business in a commercially reasonable manner. Without in any way limiting VIE's rights under the License Agreement, the foregoing authorization shall terminate in the event that the Closing shall not occur within one hundred eighty (180) days from the date of the Agreement.

Subject to the royalty payable under the License Agreement, from and after the date of the Agreement, as its fee for performing the Corporation's obligations under the IBM Agreement and the Assumed Contracts and assuming the Assumed Liabilities, VIE shall be entitled to receive and retain any and all amounts paid and payable from and after the date of the Agreement to the Corporation in respect of the IBM Agreement and the Assumed Contracts, including, without limitation, those payments in respect of accounts receivable and work-in-process in existence on or prior to the date of the Agreement. In the event that any such amounts are received by the Corporation and not promptly paid over to VIE, VIE shall be entitled to deduct all such unpaid amounts from the Closing Payment.

Notwithstanding the foregoing, in the event that Shareholder Authorization (as defined in the Agreement) shall not be obtained and the Closing shall not occur, following the termination of the Agreement, VIE shall return to the Corporation the Loaned Assets (in as-is condition and subject to depletion due to use) and the Corporation shall once again be entitled to operate the COPERNICUS Business, subject only to the License Agreement, with respect to all industries other than the Licensed Industries. It is understood and agreed that the License Agreement (and the provisions of the Agreement incorporated into the License Agreement by reference) shall survive any such termination of the Agreement and VIE shall be entitled to retain all of the rights granted pursuant to the License Agreement.

Capitalization of VIE VIE will capitalize itself with not less than four million dollars ($4,000,000) within seven (7) days of the date of the Agreement, and agreed to maintain not less than two million dollars ($2,000,000) in a liquid investment or money market account until the earlier to occur of (a) the Closing and (b) July 17, 1997. As of May 20, 1997, VIE notified the Corporation that this has taken place.

Deliveries of the Corporation Documents to be delivered to VIE by the Corporation at the closing include, among others:

1. The Bill of Sale, executed by the Corporation;

2. An Assignment of Copyrights, an Assignment of Patents, and an Assignment of Trademarks, in each case in recordable form, each executed by the Corporation (collectively, the "Proprietary Rights Assignments");

3. Possession and control over, (i) the Programs in machine readable Object Code and Source Code for computers, (ii) the Programs' Documentation in machine readable form or in paper or in other electronic medium (including, but not limited to user Documentation, technical Documentation, production materials and marketing materials) in the possession of the Corporation, (iii) a copy (in paper and electronic form) of the Lists, (iv) copies of all agreements, commitments, records and other data relating to the Purchased Assets reasonably necessary for the marketing and licensing of the Programs by VIE, (v) all master artwork in existence on the Closing Date used for current advertising and packaging in suitable form, and (vi) all COPERNICUS Business Materials and other tangible and intangible property constituting part of the Purchased Assets;

4. Instruments of Assignment and Assumption (each a "Contract Assignment" and collectively the "Contract Assignments"), with respect to the Worldwide Vendor Agreement and related agreements between the Corporation and International COPERNICUS Business Machines the Corporation (the "IBM Agreement") and each of the other Contracts as set out by the Corporation (the "Assumed Contracts"), executed by the Corporation as assignor and, if such consent is required by the terms of such Contract, consented to in writing (in form and substance reasonably required by VIE) by each applicable contracting party; and together with the IBM Agreement and each such Contract Assignment, the form of Estoppel Certificate attached to the Contract Assignments, executed by each applicable contracting party;

5. A Confidentiality and Non-Competition Agreement in favor of VIE executed by the Corporation, Mark Blundell and John Brann (collectively, the "Non-Compete Agreements"), provided that John Brann shall only be required to be a party to the Non-Compete in the event that he shall not then be bound by the terms of the Employment Agreement with VIE; and

6. Written confirmation from the Corporation to VIE, in form and substance reasonably acceptable to VIE, that effective upon the Closing, the License Agreement shall terminate and be of no further force and effect.

Deliveries of VIE Deliveries to be made by VIE at the closing include, among others:

1. the Closing Payment to the Corporation;

2. the Escrow Fund to the Escrow Agent;

3. the Escrow Agreement, executed by VIE; and

4. the Liabilities Undertaking, executed by VIE.

Conditions Precedent to VIE's Obligations The obligations of VIE under the Agreement to proceed with the purchase and other transactions contemplated, are, at the option of VIE in its sole discretion, subject to the fulfillment of all of the following conditions, among others, at or prior to the Closing:

1. No action, suit, proceeding or investigation shall have been instituted against VIE or the Corporation and be continuing before or by any court, tribunal or governmental body or agency or have been threatened, and be unresolved, to restrain or prevent, or to obtain substantial damages by reason of, any of the transactions contemplated;

2. Since the date of the Agreement, there shall not have occurred any material adverse change in the condition (financial or otherwise), business, properties, assets, liabilities, prospects or results of the Corporation or the COPERNICUS Business, or in the value or utilizability of the Purchased Assets to VIE, except for such change caused by VIE in connection with its operation of the COPERNICUS Business following the date of the Agreement (it being acknowledged by VIE that the continued deterioration in the Corporation's working capital position consistent with recent months, absent any other adverse change or occurrence not contemplated by the Agreement, shall not constitute a material adverse change);

3. All consents necessary to the assignment of the IBM Agreement shall have been obtained by the Corporation, and there shall have been delivered to VIE an executed counterpart reasonably satisfactory in form and substance to VIE and its counsel of such consent and IBM shall not have notified the Corporation or VIE of its intent to terminate the IBM Agreement;

4. All consents necessary to the assignment of the Assumed Contracts shall have been obtained by the Corporation, and there shall have been delivered to VIE executed counterparts reasonably satisfactory in form and substance to VIE and its counsel, of all such consents; and

5. The Agreement and each exhibit to the Agreement to which the Corporation is a party shall have been duly authorized, and the consummation of the transactions contemplated and thereby shall have been duly approved, by written consent or affirmative vote of the requisite holders of shares of capital stock of the Corporation entitled to vote thereon, as required by the New York Business the Corporation Law, as amended (the "NYBCL"), the Certificate of Incorporation of the Corporation and all applicable federal and state securities laws ("Shareholder Authorization").

Conditions Precedent to the Corporation's Obligations
The obligations of the Corporation under the Agreement to proceed with the sale and the other transactions contemplated, are, at the option of the Corporation in its sole discretion, subject to the fulfillment of all of the following conditions, among others, at or prior to the
Closing:

1. No action, suit, proceeding or investigation shall have been instituted against VIE or the Corporation and be continuing before or by any court, tribunal or governmental body or agency or have been threatened, and be unresolved, to restrain or prevent, or to obtain substantial damages by reason of, any of the transactions contemplated;

2. The representations and warranties of VIE contained in the Agreement or any certificates or documents delivered in accordance with the Agreement shall be true and correct at the time of the Closing with the same force and effect as though such representations and warranties were made at that time except for changes expressly permitted by the Agreement; and

3. Shareholder Authorization shall have been obtained.

Representations and Warranties of the Corporation
Customary representations and warranties typically found in agreements similar to the Agreement, including, among others:

1. Corporate organizational matters.

2. Requisite corporate power and authority and due execution and delivery of documents.

3.  No conflicts and no consents.

4.  Financial Statements.

5. Except as otherwise indicated the Corporation has conducted its business only in the ordinary course in a manner consistent with past practices. Without limiting the foregoing, since March 31, 1996, the Corporation has not:

a. incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities for trade or business obligations incurred in the ordinary course of business and consistent with its prior practice, none of which liabilities, in any case or in the aggregate, materially and adversely affects the condition (financial or otherwise), prospects or results of operations of the Corporation or the COPERNICUS Business or the Purchased Assets;

b. mortgaged, pledged or subjected to any Lien any of its property, business or assets, tangible or intangible;

c. sold, transferred, leased to others or otherwise disposed of any assets used in or necessary to conduct the COPERNICUS Business, or licensed any of the Programs, or canceled or compromised any material debt or claim, or waived or released any right of substantial value of or relating to the Purchased Assets and/or the COPERNICUS Business;

d. received any notice of actual or threatened termination of any contract, lease or other agreement or other business relationship or suffered any damage, destruction or loss (whether or not covered by insurance) which, in any case or in the aggregate, has had or could have a materially adverse effect on the condition (financial or otherwise), prospects or results of operations of the Corporation or of or on the COPERNICUS Business or the Purchased Assets;

e. encountered any labor union organizing activity, had any actual or threatened employee strikes, work-stoppages, slow downs or lockouts, or had any material change in its relations with its employees, agents, customers or suppliers or any governmental regulatory authority or self-regulatory authorities;

f. made any capital expenditures or capital additions or betterment in excess of an aggregate of $250,000;

g. transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any license, patent, copyright, trademark, trade name, service mark or other Proprietary Rights, or modified any then existing rights with respect thereto of or relating to the Purchased Assets and/or the COPERNICUS Business;

h. instituted, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to the Corporation or any of its assets, properties or rights;

i. suffered any damage, destruction, loss, change, event or condition which, in any case or in the aggregate, has had or may have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of the Corporation or of or on the COPERNICUS Business or the Purchased Assets, including, without limitation, any change in revenues, costs, levels or types of warranty or defective product claims, or relations with employees, landlords, agents, customers or suppliers;

j. entered into any transaction, contract or commitment other than in the ordinary course of business, or paid or agreed to pay any brokerage, finder's fee, or other compensation in connection with, or incurred any severance pay obligations or "break-up" fee obligations by reason of, the Agreement or the transactions contemplated;

k. received any notice from any customer or supplier that it, nor has knowledge that any customer or supplier, intends to cease doing business with the Corporation, which, in any case, has had or could have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of the Corporation or of or on the COPERNICUS Business or the Purchased Assets;

l. made any purchase commitment in excess of the normal, ordinary and usual requirements of the COPERNICUS Business or made any material change in its selling, pricing, advertising or personnel practices inconsistent with the Corporation's prior practice relating to the COPERNICUS Business; or

m. entered into any agreement or made any commitment to take any of the types of actions described in any of subsections
(a) through (l) above.

6.  No Liens on Purchased Assets.

7. Purchased Assets in good operating condition and repair, suitable for the purposes used and adequate and sufficient for the operation of the COPERNICUS Business.

8. The Purchased Assets constitute all of the assets, properties, and rights necessary to conduct the COPERNICUS Business as presently conducted (other than an office, office supplies and telephones). None of the Excluded Assets are assets, properties or rights necessary to conduct the COPERNICUS Business as presently conducted. The Subsidiary COPERNICUS Businesses do not compete or conflict with the COPERNICUS Business.

9. The Corporation has delivered to VIE true and complete copies of each of the Contracts prior to the execution of the Agreement. To the best of the Corporation's knowledge, all of the Contracts are in full force and effect with respect to the Corporation in accordance with their terms and there is no violation or default under the Contracts and to the best of the Corporation's knowledge no event has occurred or circumstance exists which with notice or lapse of time or both would constitute an event of default, or give rise to a right of termination or cancellation, or result in the loss or adverse modification of any right or benefit thereunder. No party to any Contract has given the Corporation written notice of or made a claim with respect to, and the Corporation is not otherwise aware of, any material breach or default under any thereof. To the best of the Corporation's knowledge, the Corporation enjoys peaceful possession and quiet enjoyment of the Purchased Assets, tangible and intangible, held under license; and all such licenses are in good standing, in full force and effect and are valid, binding and enforceable obligations of the Corporation, and to the best of the Corporation's knowledge, of the licensors thereunder. None of the Contracts impose any obligation on the Corporation other than to provide service in the ordinary course. Except as otherwise disclosed to VIE, there have been no oral or written modifications to the terms or provisions of any of the Contracts. No amount payable or reserved under any Contract has been assigned or anticipated and no amount payable under any Contract is in arrears or has been collected in advance and to the best of the Corporation's knowledge, there exists no offset or defense to payment of any amount under a Contract.

10. The Corporation owns or possesses the perpetual and royalty-free licenses and other rights to use all Proprietary Rights used in or necessary to conduct the COPERNICUS Business as it is presently operated, including, without limitation, any necessary to develop, market, license and support the Programs, all of which are in good standing and uncontested and free and clear of any Liens and rights of others of any kind. No Proprietary Rights are owned or licensed or held by any shareholder, director, officer, consultant or employee of the Corporation, or by any entity controlled by or affiliated with the Corporation or by any of such persons, including, without limitation, Management Technologies, Inc., Lancer Holdings, Inc., or Midland Associates, all such Proprietary Rights being owned or licensed by the Corporation itself. Except as otherwise disclosed to VIE, to the best of the Corporation's knowledge, the Corporation is not infringing upon or otherwise acting adversely to any copyrights, trademarks, trademark rights, service marks, service names, trade names, patents, patent applications, licenses or trade secrets or other proprietary rights or intellectual property of any other person or entity. No claim, suit, demand, proceeding or investigation is pending, has been asserted or is threatened by or against the Corporation with respect to, based on or alleging infringement of any such rights or the proprietary rights or intellectual property of any third party, or challenging the validity or effectiveness of any license for such rights, and the Corporation knows of no basis for any such claim, suit, demand, proceeding or investigation.

11. The Corporation has the exclusive right to manufacture, develop, publish, market, license and sell the Programs. Except as otherwise disclosed in writing to VIE, no person or entity other than the Corporation may manufacture, develop, publish, market, license or sell all or any part of the Programs without the prior consent of the Corporation (in the Corporation's sole discretion) and the Corporation has not given any such consent and the Corporation owns all right, title and interest in and to the Programs and the exclusive right to apply for copyright and patent protection therefor. To the best of the Corporation's knowledge, no director, officer, employee or independent contract of the Corporation has in his or her personal possession outside the offices of the Corporation, for safekeeping, convenience of work or otherwise, any proprietary material of the Corporation. None of the individuals or entities who have performed services in connection with the development of any of the Programs, as employees or as independent contractors, or any other employee of the Corporation, holds any proprietary or other ownership rights with respect to such Programs and each of such employees and independent contractors has signed an employment contract or confidentiality agreement with the Corporation, which contains a covenant prohibiting the use or disclosure of confidential information and proprietary rights.

12. Except for commercially available off-the-shelf software and software which is otherwise available in the public domain, and except for the software used solely in connection with the Subsidiary COPERNICUS Businesses, the Corporation has disclosed a true and complete list of all software licensed to, owned, developed, or published by the Corporation, including, without limitation, the Programs, as well as a description of any instructions or sequences of instructions, in whatever form embodied, which are included in any of the Programs and which requires the consent (whether subject to royalty or otherwise) of a party other than the Corporation in order for any of the Programs to be sold, transferred, used, licensed, updated, enhanced or modified or integrated with other software by the Corporation, VIE or any other party together with true and correct copies of all contracts between or among the Corporation, on the one hand, and such authors or licensors, on the other hand. There has been no publication or public distribution of any of the Source Code of any of the Programs that would in any way affect the right of the Corporation or VIE to seek copyright protection for such Programs. With respect to the Contracts pertaining to Programs entered into by the Corporation, the Corporation has licensed the Programs and not sold them, thus retaining ownership of the underlying software, and has not granted any exclusive licenses in respect thereof. The Corporation is not aware of any claims actually or purporting to be within the scope of any warranty coverage, express or implied, afforded to licensees of any Programs or of any errors, omissions or failures to perform. There are no bugs in the Programs reasonably detectable with normal use of the Programs except as disclosed by the Corporation in the Disclosure Schedules, all of which can be corrected by VIE without unreasonable effort or expense.

13. The Corporation is not a party to or bound by any oral or written contract or understanding relating to or which might interfere with the full exploitation of any rights or property being transferred to VIE under the Agreement or which restricts its right to enter into the Agreement or to perform in accordance with the Agreement. The Corporation has not entered into any agreements not conveyed in the Agreement to VIE in the Agreement which involves the publication, development, manufacture or marketing of any computer software in substantial competition with any of the Programs; and has not entered into any transactions with respect to any assets, liabilities or business operations referred to or contemplated by the Agreement with any party other than VIE, except in the ordinary course of business. Except as otherwise set forth, no part of any of the Proprietary Rights, including, without limitation, any source code, is subject to or held in escrow or is in any third party's possession.

14. No litigation.

15.  No violations, all requisite licenses.

16.  No illegal gifts or benefits.

17.  Payment of taxes.

18.  ERISA compliance; no labor disputes.

19.  All Receivables constituting any part of the Purchased
Assets have arisen only from bona fide transactions in the ordinary course of business and are collectible in accordance with their terms.

20. No environmental issues or liabilities to the best knowledge of the Corporation.

21.  SEC compliance.

22. The information statement and related materials (collectively, the "Information Statement") to be prepared by the Corporation and used in connection with the Corporation's Special Meeting of Shareholders, relating to the authorization of the Agreement, the sale of the Purchased Assets and other transactions contemplated (the "Special Meeting") will, when prepared by the Corporation and distributed to the shareholders, comply in all material respects with the provisions of the NYBCL and the 1934 Act and the rules and regulations promulgated thereunder and will not, at the time of the mailing of the Information Statement to the holders of capital stock of the Corporation (the "Shareholders") or at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, that the Corporation makes no representation with respect to information concerning VIE supplied by VIE to the Corporation for inclusion in the Information Statement. The manner and conduct of the Special Meeting by the Corporation shall comply in all material respects with the provisions of the NYBCL and the 1934 Act and the rules and regulations promulgated thereunder.

23. The Corporation listed 5 Persons (within the meaning of Rule 14a-2(b)(2) promulgated under the 1934 Act), specifying the number of shares of common stock or preferred stock of the Corporation owned or believed by the Corporation to be controlled by each such person and the percentage ownership of each such person based on the number of shares entitled to be voted at the Special Meeting. Such persons are the owners of or control the vote of greater than two-thirds of the shares of capital stock of the Corporation entitled to vote at the Special Meeting and also the requisite number of shares of each class and series of capital stock of the Corporation entitled to vote thereat and have duly and validly approved at the Special Meeting the matters covered by the Information Statement, as required by the NYBCL, the Certificate of Incorporation of the Corporation and all applicable federal and state securities laws.

24. Customer list and status.

25.  Solvency.

26. No representation or warranty by the Corporation contained in the Agreement nor any written statement or certificate furnished or to be furnished by or on behalf of the Corporation to VIE in connection with the Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements in the Agreement or therein contained, under the circumstances under which made, not misleading or necessary in order to provide a prospective purchaser of the Purchased Assets with adequate information as to the operations of the Corporation, the COPERNICUS Business and the Purchased Assets and the Corporation has disclosed to VIE in writing all material adverse facts known to it relating to the same. The representations and warranties contained in the Agreement or any document delivered in connection with the Agreement shall not be affected or deemed waived by reason of the fact that VIE and/or any of its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.

Representations and Warranties of VIE Customary representations and warranties typically found in agreements similar to the Agreement, including, among others:

1.  Corporate organizational matters.

2. Requisite corporate power and authority and due execution and delivery of documents.

Covenants of the Corporation 1. Without in any way limiting the provisions of the Agreement, during the period from the date of the Agreement to and including the Closing Date, the Corporation shall not take any action which might result in any material change in the operations of the COPERNICUS Business or which might have a materially adverse effect on the value of the Purchased Assets or the COPERNICUS Business other than changes made with the prior written consent of VIE. Without limiting the generality of the foregoing, prior to the Closing, the Corporation will not, without the prior written consent of VIE:

a. dissolve, liquidate, merge or consolidate or sell or otherwise dispose of all or any substantial portion of its assets or obligate itself to do so, unless such transaction is specifically conditioned upon, and will not occur until after, the Closing, and will otherwise not involve or have any effect on or otherwise conflict with the COPERNICUS Business or the transactions contemplated by the Agreement;

b. sell, transfer, lease or otherwise dispose of any assets or properties of or related to the COPERNICUS
Business, or license any of the Programs;

c. amend, modify, change, alter, terminate, rescind or waive any rights or benefits under any Contract;

d. fail to maintain the Purchased Assets in reasonably good condition, repair and working order, reasonable and ordinary wear and tear excepted;

e. perform, take any action or incur or permit to exist any of the acts, transactions, events or occurrences of a type which would be inconsistent with or render untrue any of the representations or warranties set forth in the Agreement had the same occurred after the Balance
Sheet Date and prior to the date thereof;

f. cancel, compromise or modify or agree to cancel, compromise or modify any Receivable; or

g. cancel any of the current insurance policies or any of the coverage thereunder maintained for the protection of any of the Purchased Assets or the COPERNICUS
Business, or the operation thereof.

2. During the period from the date of the Agreement to the Closing Date, the Corporation shall give VIE prompt written notice of any change in, or any of the information contained in, the representations and warranties made by it in or pursuant to the Agreement or the Disclosure Schedules or of any event or circumstance which if it had occurred on or prior to the date thereof, would cause any of such representations or warranties not to be true or correct.

3. During the period from the date of the Agreement to the Closing Date, VIE and its counsel, accountants and other representatives shall be given, during normal business hours, full access to and copies of all of the books, tax returns, contracts, commitments, records, facilities and properties of the Corporation pertaining to the COPERNICUS Business or constituting any part of the Purchased Assets, work papers of accountants of the Corporation pertaining to the COPERNICUS Business and all personnel of the Corporation, and they shall be furnished with all such documents and information with respect to the affairs of the Corporation pertaining to the COPERNICUS Business as may from time to time reasonably be requested, including without limitation, employee files, employee benefit files, contracts with the current customer and vendor base of the COPERNICUS Business, projections of customer and vendor activities, all computer files, systems and records, leases, and accounts payable and receivable.
The Corporation and its directors, officers and employees shall cooperate fully with VIE's investigation, provided that the Corporation shall not be required to incur any out of pocket costs in connection therewith. VIE will (and will cause its representatives to) maintain the confidentiality of the confidential information it receives from the Corporation, provided that such information may be disclosed (in confidence) to lawyers, accountants, prospective lenders and investors, and other persons or entities involved in the transactions, and that nothing in the Agreement shall prevent disclosure or use of any information as may be required by applicable law or that is at the date of the Agreement or thereafter becomes generally available to and known by the public other than by reason of VIE's breach of its obligations under the confidentiality provision of the Agreement, or is or becomes available to VIE on a non-confidential basis from a source that is not known by VIE to be prohibited from disclosing such information pursuant to a confidentiality agreement with VIE or its representatives. Notwithstanding the foregoing, VIE shall be entitled to utilize all such confidential information in connection with its operation of the COPERNICUS Business from and after the date of the Agreement.

4. The Corporation shall hold confidential all information disclosed to or obtained by it from or concerning VIE or otherwise arising out of its negotiations with VIE or investigations of VIE and such information shall not be used or disclosed except in furtherance of the transactions contemplated in the Agreement or as otherwise required by law.

5. During the period from the date of the Agreement to the Closing Date, the Corporation shall use its best efforts to preserve intact the present goodwill of the Corporation and the relationships of the Corporation with customers, dealers, OEMs, VARs, suppliers, creditors, distributors, consultants, governmental authorities and others having business relations with it and the present business organization and personnel of such the Corporation. The Corporation shall cause to be paid before they become delinquent all taxes, assessments, and governmental charges or levies imposed prior to the Closing Date upon its business or properties and all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, and other similar persons asserted prior to the Closing Date which, if unpaid, might result in the creation of a Lien upon any Purchased Assets or otherwise have an adverse effect on the conduct the COPERNICUS Business.

6. VIE has no obligation to employ any of the Corporation's employees in its business following the date of the Agreement or the Closing Date. Notwithstanding any offer or determination to so employ any employee, VIE shall not be obligated to maintain any employee for any specific length of time and, except as otherwise provided by the Employment Agreements, all such employees shall be employees at will.

The Corporation shall promptly pay all amounts due and payable to, or accrued in respect of, its employees in the nature of wages, commissions, salary, insurance and other benefits (including accrued vacation and sick pay and unearned bonuses), and shall pay all withholding tax and similar obligations in each case with respect to all employees of the Corporation and all periods ending on or prior to the Closing Date, and with respect to the Designated Employees, for all periods ending on or prior to the date of the Agreement.

The Corporation shall be solely responsible for, and shall indemnify and hold harmless VIE from and against, any and all claims and obligations, if any, for severance pay, termination pay and other benefits arising or claimed to arise out of (i) the termination of employment of any employee of the Corporation on or prior to the Closing Date, and with respect to the Designated Employees, on or prior to the date of the Agreement, (ii) the effect of the transactions contemplated by the Agreement on the employment status of any of the employees of the Corporation, including the Designated Employees and any others which may thereafter be employed by VIE, and/or (iii) the termination of employment with VIE within 120 days after the Closing Date of any employee, including the Designated Employees, who prior to the Closing Date (or the date of the Agreement in the case of the Designated Employees) was an employee of the Corporation and thereafter becomes an employee of VIE (in this latter case to the same extent as if any such employee were then still employed by the Corporation, but only with respect to such severance pay, termination pay or other benefits which arise or are claimed to arise out of the employee's employment with the Corporation).

Nothing in this Section or elsewhere in the Agreement, express or implied, shall be construed to confer any rights or remedies on any employee of the Corporation. All liabilities of the Corporation under this Section shall constitute Excluded Liabilities.

7. The Corporation shall prepare the Information Statement as promptly as possible after the date of the Agreement and shall cause the preliminary Information Statement to be filed with the SEC within fourteen (14) days after the date of the Agreement. The Corporation shall submit the proposed Information Statement to VIE and its counsel not less than two days prior to submitting the Information Statement to the SEC or the Shareholders. VIE shall promptly furnish the Corporation with such information concerning VIE as the Corporation shall reasonably request for inclusion in the Information Statement, and the Corporation shall be responsible for all other information included therein. The Corporation shall cause to be distributed to the Shareholders of record as of the record date for the Special Meeting, in accordance with the applicable regulations of the SEC and the applicable provisions of the NYBCL, a copy of the Information Statement filed by the Corporation with and cleared by the SEC. The Corporation shall use commercially reasonable efforts to mail the Information Statement to Shareholders on or before May 16, 1997. If prior to the Closing Date either the Corporation or VIE determines that the Information Statement needs to be amended or supplemented in order to comply with the 1934 Act or the rules and regulations promulgated thereunder or for the Corporation's representations or warranties in the Agreement to be correct, VIE or the Corporation, as the case may be, shall notify the other of such determination and shall deliver to the other such amendment or supplement as such party believes is necessary to comply with the applicable regulations of the SEC and to make such representation and warranty correct.
The Corporation shall consider all such amendments proposed by VIE, and shall cause all such amendments or supplements that the parties reasonably believe are necessary to be mailed to the Shareholders as soon as practicable after such delivery.

The Corporation shall, through its Board of Directors, recommend to the Shareholders the adoption of the Agreement and approval of all matters contemplated by or in furtherance of the Agreement to be acted on at the Special Meeting, and shall use all reasonable efforts to make the actions contemplated by the Special Meeting to be effective on or before June 20, 1997.

8. Between the date of the Agreement and the Closing Date, the Corporation shall deliver to VIE true and correct copies of all information, materials, notices, mailings and other written communications sent by the Corporation to its Shareholders or any class or series thereof contemporaneously with the distribution thereof.

9. The Corporation shall cause to be promptly prepared and delivered to VIE promptly upon completion (but no later than May 31, 1997), income statements and balance sheets of the Corporation for its fiscal quarter ending March 31, 1997 (the "Interim Financial Statements"). The Interim Financial Statements shall be prepared in a manner consistent with the Financial Statements and in accordance with generally accepted accounting principles, but need not be audited. The Interim Financial Statements, when delivered to VIE, shall be deemed "Financial Statements" for purposes of the Agreement and the representations and warranties set forth in the Agreement shall be deemed to apply with equal force and effect as of the date of such delivery and as of the Closing Date to the Interim Financial Statements.

10. The Corporation shall pay all sales tax, transfer tax, intangibles tax, filing fees, recording and registration fees and similar government charges applicable to the transactions contemplated by the Agreement, including, without limitation, all taxes and charges payable, if any, upon the transfer of title to any Purchased Assets. VIE and the Corporation will cooperate to prepare and file with the proper public officials, as and to the extent available and necessary, all appropriate sales tax exemption certificates or similar instruments as may be necessary to avoid the imposition of sales, transfer and similar taxes on the transfer of Purchased Assets pursuant to the Agreement.

11. VIE represents and warrants to the Corporation and the Corporation represents and warrants to VIE, that no person is entitled to any brokerage commissions or finder's fees in connection with the transactions contemplated by the Agreement as a result of any action taken by it or any of its affiliates, officers, directors or employees.

12. The Corporation shall use its best efforts to refer all requests for and forward all orders for products to VIE at such telephone number and address as VIE from time to time informs the Corporation. The Corporation and VIE shall each attempt in good faith to direct or deliver to the other all incoming mail, telephone or other communications or deliveries which are not received by the appropriate party (that is, VIE in the case of matters or materials pertaining to the COPERNICUS Business and the Corporation in the case of all other matters or materials).

Break-Up In addition to, and without limiting any of VIE's rights under or pursuant to the Agreement and the transactions contemplated, subject to and upon the occurrence of a "Break-up Event" (as defined below) on or prior to the expiration of one hundred and eighty (180) days from the date of the Agreement, the Corporation shall pay, in immediately available funds, to VIE, at the offices of its counsel in New York, New York, the "Break-up Fee".

The following shall each be a "Break-up Event":

1. The Corporation (or any successor, assign, trustee or custodian thereof) shall execute or the Board of Directors of the Corporation shall authorize or approve (with or without and whether or not subject to, diligence, financing or other conditions), or publicly announce or confirm an agreement with any group, entity or person other than VIE providing for the acquisition of all or any portion of the Purchased Assets by such other party, whether by merger, purchase of assets or stock, purchase of claims against the Corporation or its estate, plan of reorganization, liquidation or otherwise;

2. A Change of Control of the Corporation shall occur. For purposes of this paragraph, "Change of Control" shall mean:

(a) a stock purchase of any "person" or "entity" (as such terms are used in Sections 13(d) and 14(d) (2) of the Securities Exchange Act of 1934, as amended) who then owns or by virtue of such purchase becomes the beneficial owner of, directly or indirectly, voting securities of the Corporation or of any of the subsidiaries, or rights or options with respect thereto or securities convertible into or exchangeable for any of same, representing 25% or more of the combined voting power of the then outstanding voting securities of the Corporation or any of its subsidiaries, and such person or entity does not sign a Voting Agreement;

(b) any change in the composition of the Board of Directors of the Corporation in any period which involves a majority of such directors and such new Board of Directors does not approve or otherwise seeks to repudiate the transactions contemplated by the Agreement, or

(c) any proxy, voting trust, or any voting or other agreement by any of the shareholders signing the Agreement, or any management agreement, having the effect of transferring the power or authority (whether or not exercised) to influence control (affirmatively or negatively) over the Corporation, a subsidiary or its operations, where such agreement seek to repudiate or would have the effect of repudiating the transactions contemplated by the Agreement.

Shareholder Authorization shall not be obtained prior to July 17, 1997 (the "Break-up Date"), provided, however, that this section shall not be a "Break-up Event" if (A) Shareholder Authorization is not obtained by such date because the SEC had delayed the release by the Corporation of the Information Statement to its shareholders to a date less than twenty (20) days prior to the Break-up Date, and (B) such Information Statement was filed by the Corporation not later than fourteen (14) days following the date of the Agreement and the Corporation had made diligent efforts to timely respond to all SEC comments given in respect thereof, if any.

The Break-up Fee shall be $250,000; provided, that the obligation of the Corporation to pay such Break-up Fee shall be subject to the satisfaction of the following conditions:

(a) VIE shall not have theretofore exercised any right or stated its intent to terminate or not to perform the Agreement, except as a consequence of the failure of the Corporation to perform its obligations under the Agreement;

(b) the representations and warranties of VIE contained in the Agreement shall have been true and correct in all material respects and VIE shall have performed all of its obligations under the Agreement to the extent required to be performed on or prior to the date of the Break-up Event; and

(c) consummation of the transaction contemplated thereby shall not have been prevented by the failure of any condition to the obligations of the Corporation set forth in the Agreement to have been satisfied as a consequence of any act or omission by VIE.

The obligations of the Corporation to pay the Break-up Fee shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Corporation may have against VIE or any principal thereof, or anyone else. Neither VIE nor any principal thereof shall be required to mitigate its or his damages.
The Break-Up Fee shall not constitute liquidated damages and shall be in addition to, and without limiting any of VIE's rights under or pursuant to the Agreement and the transactions contemplated, and shall be in addition to any other remedies that VIE may have at law, in equity or otherwise.

If a Break-up Event occurs, VIE shall nevertheless continue to enforce its rights under the Agreement and be entitled to make competing bids for any or all of the business the Corporation (and to present the relative merits of bids it may make to parties in interest), but in the event that VIE is the successful bidder, then VIE shall not be entitled to the Break-up Fee.

No Shop From the date of the Agreement until the expiration of the "Restricted Period" described below, (a) the Corporation agrees, directly or indirectly, without VIE's prior written consent, that it shall not and shall not permit any subsidiary to (i) offer or convey, sell or license any of the Purchased Assets or the COPERNICUS Business, (ii) issue, sell or purchase any shares of any class or series of any of the issued and outstanding capital stock of the Corporation or any security convertible into or exchangeable for such stock or any option or warrant with respect to such stock (except options granted under existing stock option plans and shares of the Corporation capital stock issuable upon the exercise or conversion of options, rights, or securities presently outstanding), or (iii) merge or consolidate with another entity, and (b) the Corporation will not solicit, entertain, continue, respond to or encourage inquiries or proposals, or enter into, pursue, or carry on any discussions or negotiations, with respect to any transaction of the type referred to in clause (a) above with any person or entity other than VIE. The Corporation will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted in respect of any such transaction. The Corporation will promptly advise VIE of the identity of any offeror and communicate to VIE the terms of any oral inquiry or proposal which it may receive and deliver to VIE a copy of any such offer in writing. Without limiting the rights of VIE to pursue any remedies, the parties agree that damages are not an adequate remedy for a breach of this Section and that the obligations under the Agreement may be specifically enforced. The "Restricted Period" shall continue until the expiration of the earlier of
(a) one hundred and eighty (180) days after the date of the execution and delivery of the Agreement by all parties and
(b) the Closing. Notwithstanding the foregoing, the Corporation shall be entitled to enter into any of the foregoing transactions, provided that such transaction is specifically conditioned upon, and will not occur until after, the Closing, and will otherwise not involve or have any effect on or otherwise conflict with the COPERNICUS Business or the transactions contemplated by the Agreement.

OEM License Subject to the terms of the Agreement and the schedules and exhibits of the Agreement, including, without limitation, the Non-Compete Agreement, from and after the Closing, VIE agrees to grant to the Corporation, on a product-by-product basis, an OEM license (an "OEM") to utilize the COPERNICUS programs in a non-competitive software product to be developed or sold by the Corporation (a "Product"), provided that (a) any such OEM shall be on substantially similar terms and conditions as VIE's arrangements with its other OEM's and otherwise on VIE's standard form and (b) VIE shall have the right to refuse to grant to the Corporation an OEM for any reasonable business reason, including, without limitation, any of the following:

1. The proposed Product is not consistent with VIE's business plan or relates to an area or field in which VIE does not wish its products utilized;

2. VIE desires to enter the market with a product similar to the Product;

3. VIE has previously granted, or desires to grant, an OEM to an alternative vendor for a similar product or related field;

4. VIE does not wish to do business with any party affiliated or involved with the Corporation in the development or sale of the Product for any reason whatsoever;

5. The Corporation's financial status is below the standard required by VIE for its VARs, OEMs or distributors, or VIE believes, in its sole discretion, that the Corporation's financial situation at such time not sufficient to provide adequate support for the Product;

6. VIE, in its sole discretion, believes the Product or any potential use thereof to be competitive with any product sold or licensed by VIE or otherwise competitive with VIE's business; or

7. (A) VIE, or any of its subsidiaries, shall become subject to the reporting requirements of the Securities Exchange Act of 1934, (B) VIE shall effect a sale of the assets of or relating to the COPERNICUS programs, (C) any person who is not a stockholder of VIE as of the Closing (or any affiliate of any such stockholder) shall hold 25% or more of the equity of VIE or (D) VIE shall have tendered to the Corporation the Termination Payment.


Obligations to Indemnify VIE assumes and agrees to save, indemnify and hold harmless the Corporation from and against, and shall on demand reimburse the Corporation for:

1. Any and all loss, liability, damage or deficiency suffered or incurred by the Corporation by reason of any misrepresentation or breach of warranty by VIE or nonfulfillment of any covenant or agreement to be performed or complied with by VIE under the Agreement or in any agreement, certificate, document or instrument executed by VIE and delivered to the Corporation pursuant to or in connection with the Agreement; and

2. Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees, incident to any of the foregoing, or reasonably incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this indemnity provision.

The Corporation assumes and agrees to save, indemnify and hold harmless VIE from, against and in respect of, and shall on demand reimburse VIE for:

1. any and all loss, liability, damage or deficiency suffered or incurred by VIE by reason of any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement to be performed or complied with by the Corporation under the Agreement or any agreement, certificate, document or instrument executed by the Corporation and delivered to VIE pursuant to or in connection with the Agreement;

2. any and all loss, liability, damage, cost or expense suffered or incurred by VIE in respect of or in connection with any and all debts, liabilities and obligations of, and any and all violation of laws, rules, regulations, codes or orders by the Corporation, direct or indirect, fixed, contingent, legal, statutory, contractual or otherwise, which exist at or as of the Closing Date or which arise after the Closing Date but which are based upon or arise from any act, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then known, due or payable, except to the extent specifically assumed by VIE under the terms of the Agreement;

3. any and all loss, liability, damage, cost or expense suffered or incurred by VIE based on or arising out of the infringement or alleged infringement of any of the Programs as they exist on the date of the Agreement of the proprietary rights of any third party (provided that any such claim pursuant to this subparagraph (iii) is made within three years of the date of the Agreement);

4. any and all loss, liability, damage, cost or expense suffered or incurred by VIE based on or arising out of any defective or allegedly defective product or service warranty and/or third party liability claims (whether alleged in contract, tort, strict liability or otherwise), which exist at or as of the Closing Date or which arise after the Closing Date but which are based upon or arise from any act, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the Closing Date, including, without limitation, any products manufactured, assembled, sold or distributed by the Corporation or its predecessors in interest at any time;

5. any and all loss, liability, damage, cost or expense suffered or incurred by VIE based on or arising from (A) the presence of any Hazardous Substance on or about any premises occupied by the Corporation or any hazardous discharge on or prior to the Closing Date, and/or any environmental complaint, and/or the failure to obtain any license or permit required in connection with any Hazardous Substance or hazardous discharge or the retention, disposal, treatment or use thereof, and/or arising out of any noncompliance with any environmental, health or safety law, ordinance, rule or regulation (each, an "Environmental Requirement"), in each case, based on or arising from any act, transaction, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then known, (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any hazardous discharge, the presence, use, disposal or treatment of a Hazardous Substance, or noncompliance with any Environmental Requirement, on or prior to the Closing Date, and/or (C) any environmental complaint and/or any demand of any government agency or authority prior to, on or after the Closing Date which is based upon or in any way related to any hazardous discharge, the presence, use, disposal or treatment of a Hazardous Substance, and/or noncompliance with any Environmental Requirement on or prior to the Closing Date, and including, without limitation and in each such case under this clause (v), the reasonable costs and expenses of all remedial action and clean-up, attorney and consultant fees, investigation, sampling and laboratory fees, court costs and litigation expense and costs arising out of emergency or temporary assistance or action undertaken by or as required by any duly authorized regulatory body in connection with any of the foregoing;

6. any and all taxes, including, without limitation, income, franchise, property, sales, use, added value, employees' income withholding and social security taxes, and all assessments or governmental charges imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by the Corporation in connection with or arising out of the operation of the Corporation's business on or prior to the Closing Date and all interest and penalties thereon;

7. any and all loss, liability, damage, cost or expense suffered or incurred by VIE by reason of any claims of or entitlements to severance pay, termination pay and/or other benefits arising or accruing or claimed to arise or accrue with respect to any employee of the Corporation, whether by reason of or in connection with any of the transactions contemplated by the Agreement or otherwise to the extent based on any employment of such employee by the Corporation; and

8. any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable attorneys' fees, incident to any of the foregoing or reasonably incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this indemnity provision.

Specific Performance Therefore, VIE shall have the right specifically to enforce the performance of the Corporation under the Agreement without the necessity of posting any bond or other security, and the Corporation waives the defense in any such suit that VIE has an adequate remedy at law and agree not to interpose any opposition, legal or otherwise, as to the propriety of specific performance as a remedy.

Law To Govern The Agreement shall be construed and enforced in accordance with the internal laws of the State of New
York, without regard to principles of conflict of laws.

The Escrow Agreement

Upon the closing of the Agreement, an escrow agreement (the
"Escrow Agreement") between the Corporation and VIE appointing Golenbock, Eisman, Assor & Bell as escrow agent (the "Escrow Agent") between the two parties will become effective. Under the Escrow Agreement VIE will deliver, upon closing of the Agreement, $200,000 into a bank account (the "Escrow Account"). VIE is entitled to make a claim against the cash held in the Escrow Account for reasons that include, without limitation, reimbursement for amounts paid to suppliers, vendors, licensees or licensors of the Corporation or related to the Purchased
Assets. The Escrow Agent is to withhold funds equal to a reasonable amount under the claim. For a period of 10 days the Escrow Agent will make no payments to VIE unless written permission from the Corporation is given. Following that period, the Escrow Agent will disperse funds equal to the claim or, should the Corporation object to the amount or reason of the claim, the parties will, in good faith try to resolve the claim and, failing to do so, the parties agree to binding arbitration or a final judgment of a court of competent jurisdiction.

On the 30th day from the signing of the Escrow Agreement the Escrow Agent will release $100,000 less any claims previously paid out of the Escrow Account. The remainder of the funds, less any claims paid out of the Escrow Account, in the Escrow Account will be released to the Corporation on the 60th day from the signing of the Escrow Agreement.

ACCOUNTING TREATMENT OF PROPOSAL 1

The Corporation expects to account for Proposal 1 approximately as follows:


                                Debit           Credit

Gain on disposal of assets:                     $1,400,000
Costs of the transaction:                       $50,000
Reduction in fixed assets:                      $50,000     (primarily computer hardware)
Reduction in other assets:                      $550,000    (COPERNICUS intellectual property
                                                             rights)
Cash:                           $2,050,000

FEDERAL TAXATION

The Corporation believes that its net operating loss carried forward is sufficient to offset the anticipated gain in connection with the sale of COPERNICUS and the related assets. For this reason the Corporation believes that there will be no taxes due and payable from the proceeds of the sale.

PLAN OF OPERATION

Should Proposal 1 be approved by the shareholders, the Corporation intends to devote a significantly larger portion of its resources to the development of its Internet business. The Corporation believes that its remaining staff have significant Internet experience. The Corporation currently develops web pages and Internet-based software for several organizations including Novartis and the Association of the Bar of the City of New York. The Corporation is also evaluating a number of opportunities to expand its Internet business through the acquisition of related businesses. The Corporation is not currently in negotiations with any companies, and cannot be assured of locating companies from which it could acquire Internet-related businesses or products on favorable terms.

The Corporation has plans to develop other new products and services related to the Internet. Plans exist to launch an Internet registry for famous and other trademarks in the second quarter of fiscal 1998, a multi-level-marketing Internet service provider (ISP) in the third quarter, and a suite of software products to assist enterprises in managing dynamic interactive web sites in the fourth quarter.

None of these products has been completed and feasibility studies in the likely commercial success of such products will need to be carried out prior to their launch. The Corporation will require additional capital resources to successfully develop and market these and any other products and will consequently seek to conclude additional financing arrangements as soon as possible. Given the uncertainty of the Corporation's financial position until Proposal 1 has been approved, management considers it unlikely that any such financing arrangements can be concluded prior to the Shareholders Meeting.

Under the VIE purchase agreement, VIE has agreed to license, subject to certain conditions and on a product by product basis, the COPERNICUS product to the Corporation for incorporation into software products which the Corporation may develop or acquire (an "OEM License"). The Corporation intends to use its position as a public company to purchase other software products in vertical industries and use COPERNICUS, under the OEM License, to give the acquired products a competitive advantage by allowing them greater ease of integration. While the Corporation has been evaluating several opportunities to acquire such software products or the companies producing the products in which to embed COPERNICUS, it is not currently in negotiations with any companies, and cannot be assured of locating companies from which it could acquire such products under favorable terms. The Corporation is not currently developing any software products in which COPERNICUS could be embedded.



SPECIAL CONSIDERATIONS

Stockholders should carefully consider the following factors when deciding whether or not to approve Proposal 1.

Need for Additional Financing; Equity Offerings
Planned

The Corporation is currently seeking capital from several sources and is discussing several proposals with investment banking firms to raise approximately $2-3 million of additional capital by the issuance of further equity securities and or debt in order to finance the Corporation through the end of the fiscal year ending March 31, 1998. However, there can be no assurances that any such financing will be available or, if it is available, that it will be available on acceptable terms. Unless the market price of the Corporation's common stock increases significantly over its market price on May 13, 1997, additional issuances of equity securities would cause significant dilution to the holders of common stock.

The Corporation will need additional financing prior to late 1997 and earlier if opportunities arise which require significant investment. Additionally, the Corporation may require significant additional financing to complete any acquisition. Such financing may be raised through exercise of warrants, offerings of additional equity or debt securities, joint ventures or other collaborative relationships, borrowings and other sources. There can be no assurance that additional financing will be available or, if it is available, that it will be available on acceptable terms.

If adequate funds are not available to satisfy either short- or long-term capital requirements, the Corporation may be required to limit its operations significantly and may be unable to carry out its plan of operation.

New Technology; Uncertain Adoption of the Internet as a Medium of Commerce and Communications.

The Corporation's success in the future will depend on the development of products and services for use on the Internet. As is typical in the case of a new and rapidly evolving industry, demand and market acceptance for recently introduced products and services are subject to a high level of uncertainty. The industry is young and has few proven
products.   Moreover, critical issues concerning the
commercial use of the Internet (including security, reliability, cost, ease of use and access, and quality of service) remain unresolved and may impact the growth of Internet use. There can be no assurance that investing and communication over the Internet or private networks will become widespread, or that the Corporation's products for commerce and communication over the Internet or private network will become widely adopted for these purposes. Significant research and development expenditures are likely to be required in connection with the development of the Corporation's Internet business.

Because the market for the Corporation's Internet services is new and evolving, it is difficult to predict the future growth rate, if any, and size of this market. There can be no assurance that the market for the Corporation's services will develop, that the Corporation's services will be adopted, or that individual personal computer users in business or at home will use the Internet or private networks for commerce and communication. If the market fails to develop, develops more slowly than expected or becomes saturated with competitors, or if the Corporation's services do not achieve market acceptance, the Corporation's business, operating results and financial condition will be materially adversely affected.

Possibility of Acquisitions

One of the Corporation's strategies to attempt to achieve growth is predicated upon the acquisition of one or more software products or companies producing products into which the Corporation could embed COPERNICUS. The Corporation believes that this strategy would allow the Corporation to provide a competitive advantage to such software products. There is no current agreement, arrangement or understanding relating to any acquisition. The Corporation receives and expects to continue to receive inquiries as to its interest in acquiring other products and companies and forming other possible business combinations. There can be no assurance that the Corporation will find suitable acquisition candidates or that an acquisition or other business combination can be completed upon terms acceptable to the Corporation. Additionally, the Corporation may require significant additional financing to complete any acquisition. There can be no assurance that financing will be available or, if it is available, that it will be available on acceptable terms. Generally, shareholders of the Corporation do not have the power to vote to approve an acquisition of another company.

Competition

The market for Internet-based services is new, intensely competitive, rapidly evolving and subject to rapid technological change. The Corporation expects competition to persist, intensify and increase in the future. Many of the Corporation's current and potential competitors have longer operating histories, greater name recognition, larger customer bases and significantly greater financial, technical and marketing resources than the Corporation. Such competition could materially adversely affect the Corporation's business, operating results and financial condition. There can be no assurance that the Corporation will be able to compete successfully against current or future competitors or that competitive pressures faced by the Corporation will not materially adversely affect its business, operating results and financial condition.

New Service Development and Technological Change

If the Corporation is unable to develop on a timely basis new services or enhancements, or if such new services or enhancements do not achieve market acceptance, the Corporation's business, operating results and financial condition will be materially adversely affected.

Concentration of Share Ownership

Robert S. Trump owns 800,000 shares of the Corporation's Series "C" Redeemable Preferred Stock, each of which has the right to vote the equivalent of four shares of Common Stock. Mr. Trump also owns warrants issued in a private placement of the Corporation's securities for which a closing was held in October 1994 (the "1994 Warrants) which are exercisable for 200,000 shares of Common Stock Midland Associates, a general partnership, owns 439,999 shares of Common Stock (representing approximately 20% of the outstanding shares of Common Stock). Midland Associates also owns warrants (the "Midland Warrants") which are exercisable for an additional 180,000 shares of Common Stock. Assuming exercise of all such warrants, Midland Associates together with Mr. Trump would own 819,999 shares of Common Stock (representing approximately 24% of the outstanding shares of Common Stock), and have the right to vote 4,019,999 shares (representing approximately 71% of the outstanding voting rights of the Corporation.)

By executing Voting Agreements in connection with the proposed transaction, Mr. Robert Trump, Midland Associates, Lancer Holdings, Mark Blundell, and John Brann, together representing 68.1% of the voting rights (not including unexercised warrants and options) of the Corporation eligible to vote at the Special Meeting, have agreed to vote in favor of Proposal 1.

Such shareholders will be able to have significant influence on matters submitted to the Corporation's shareholders. See
"Voting Securities."


Government Regulation and Legal Uncertainties

The Corporation is not currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally, and there are currently few laws or regulations directly applicable to access to or commerce on the Internet. Due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet, covering issues such as user privacy, pricing and characteristics and quality of products and services. The adoption of any such laws or regulations may decrease the growth of the Internet, which could in turn decrease the demand for the Corporation's products and increase the Corporation's cost of doing business or otherwise have an adverse affect on the Corporation's business, operating results and financial condition. Moreover, the applicability to the Internet of existing laws governing issues such as property ownership, libel and personal privacy is uncertain. Any such export restrictions, new legislation or regulation or unlawful exportation could have a material adverse impact on the Corporation's business, operating results and financial condition.

Management's Broad Discretion in Application of
Proceeds

The net proceeds of the proposed transaction will be applied to debt repayment, redemption of the Corporation's Series C Redeemable Preferred Stock, working capital and other general corporate purposes of the Corporation. Accordingly, the Corporation's management will have broad discretion in the use of proceeds of the proposed sale. In addition, the Corporation may use a portion of the net proceeds for the acquisition of one or more software products or software companies. There is no current agreement, arrangement or understanding relating to any acquisition. Generally, shareholders of the Corporation do not have the power to vote to approve an acquisition of another company. See "Special Considerations -- Possibility of Acquisitions" and "Use of Proceeds."

Dependence on the Internet

Sales of the Corporation's services will depend in large part upon the continued development of the infrastructure and related services for providing Internet access and carrying Internet traffic. The Internet relies on this infrastructure, such as a reliable network backbone or timely development of complimentary products, such as high speed modems, to enhance its commercial viability. There can be no assurance that this infrastructure or these products will be developed, or, if developed, that the Internet will become a viable commercial marketplace. If the Internet does not become a viable commercial marketplace, the Corporation's business, operating results and finacial condition will be materially adversely affected.


Dependence on Key Personnel

The Corporation's performance is substantially dependent upon the performance of its executive officers and key employees. Given the Corporation's early stage of development in the Internet business, the Corporation is dependent upon its ability to retain and motivate high quality personnel, especially its management and highly skilled development teams. The loss of the services of any of its executive officers or other key employees could have a material adverse affect on the business, operating results and financial condition of the Corporation. The Corporation's future success also depends on its continuing ability to identify, hire, train, and retain other highly qualified technical and managerial personnel. Competition for such personnel is intense, and there can be no assurance that the Corporation will be able to attract, assimilate or retain other highly qualified technical and managerial personnel in the future. The inability to attract and retain the necessary technical and managerial personnel could have a material adverse affect upon the Corporation's business, operating results or financial condition.


Uncertain Protection of Intellectual Property

The Corporation's success and ability to compete is dependent in part upon the development of proprietary technology.
While the Corporation will rely on trademark, trade secret and copyright law to protect its technology, the Corporation believes that factors such as the technological and creative skills of its personnel, new product developments, frequent site enhancements, name recognition and reliable site maintenance are more essential to establishing and maintaining a leadership position on the Internet. The Corporation currently has no patents or patent applications pending. There can be no assurance that others will not develop technologies that are similar or superior to the Corporation's technology. The Corporation generally enters into confidentiality or license agreements with its employees, consultants and vendors, and generally controls access to and distribution of its software, documentation and other proprietary information. Despite these precautions, it may be possible for a third party to copy or otherwise obtain and use the Corporation's technology without authorization, or to develop similar technology independently. In addition, effective copyright and trade secret protection may be unavailable or limited in certain foreign countries, and the global nature of the Internet makes it virtually impossible to control. Despite the Corporation's efforts to protect its proprietary rights, unauthorized parties may attempt to copy aspects of the Corporation's site or to obtain and use information that the Corporation regards as proprietary. Policing unauthorized use of the Corporation's products is difficult. There can be no assurance that the steps taken by the Corporation will prevent misappropriation of its technology or that such agreements will be enforceable. In addition, litigation may be necessary in the future to enforce the Corporation's intellectual proprietary rights, to protect the Corporation's trade secrets, to determine the validity and scope of the proprietary rights of others, or to defend against claims of infringement or invalidity. Such litigation could result in substantial costs and diversion of resources and could have a material adverse affect on the Corporation's business, operating results and financial condition.

Failure to Adopt Proposal 1

In the event that Proposal 1 is not adopted by the shareholders, the Corporation will have insufficient liquid resources to meet its liabilities, and in the event that further investment in the Corporation is not available, would be unable to continue operations. Level 8 Systems, Inc. has a lien on the COPERNICUS product and related assets. Should the Corporation's Board of Directors decide that a reorganization or a petition for bankruptcy is necessary, it is unlikely that shareholders would receive any return on their investment in the Corporation.


SELECTED FINANCIAL DATA

The selected financial data of the Corporation presented below for, and as of the end of, the fiscal years ended March 31, 1995 and 1996 have been derived from the financial statements of the Corporation, which financial statements have been audited by BDO Seidman LLP, independent certified public accountants. The selected financial data of the Corporation presented below for, and as of the end of, the three-month periods ended December 30, 1995 and 1996 have been derived from the unaudited financial statements of the Corporation.

Statement of Operations Data


                Year Ended    Year Ended        Quarter Ended       Quarter Ended
                March 31,      March 31,      December 31, 1995  December 31, 1996
                  1995            1996          (Unaudited)         (Unaudited)

Revenues        $64,600         $425,952           $141,306         $211,756
Expenses        1,976,898       3,684,090          1,047,846         760,027
Loss from
operations      (1,912,498)     (3,258,138)        (906,540)        (548,271)
Other income
(expense)       (68,085)        (302,154)          (47,077)              789
Net Loss        $(1,980,583     $(3,560,292)      $(953,617)        $(547,482)
Net Loss per
common Share    $ (1.69)         $ (2.04)           $ (.54)         $ (.22)

Weighted average
common shares
outstanding     1,174,749       1,743,472         1,774,405          2,451,729

Balance Sheet Data

                March 31,      March 31,      December 31, 1995  December 31, 1996  December 31, 1996
                  1995            1996          (Unaudited)         (Unaudited)        (Unaudited)
                                                                   as adjusted (1)     as adjusted (2)

Total Assets    $1,051,892      $3,113,868      $ 1,241,033         $2,199,033         $3,132,033
Total current
assets             423,812       2,284,095          379,205          1,027,205          1,027,205
Total current
liabilities        432,629         237,841          740,697          1,290,697            740,697
Long-term debt   1,820,175               0                0                  0                  0
Total
liabilities      2,252,804         237,841          740,697          1,290,697          1,290,697
Deficit         (2,573,900)     (6,134,192)      (8,370,776)        (8,162,776)        (6,879,776)
Total
shareholders'
equity (capital
deficit)       $(1,200,912)      $2,876,027     $   500,336           $ 700,336         $ 500,336

<F1>
 (1) Adjusted to give effect to (i) the sale of the EDI unit by the Corporation for $6,000 and a note with a present value of approximately $300,000, (ii) receipt of $150,000 from Mr. Robert Trump in exchange for a note, (iii) receipt of a further $50,000 and surrender of the $150,000 note by Mr.
Trump in exchange for 800,000 shares of Series "C" Redeemable Preferred Stock and (iv) receipt of a $550,000 loan from Level 8 Systems, Inc. See "Certain Transactions".

<F2>
(2) Adjusted to give effect to (i) the transactions set forth in (1) above (ii) the receipt of $2,050,000 by the Corporation, (iii) the sale of the COPERNICUS asset by the Corporation, (iv) the repayment of $667,000 representing the principal, interest and break-up fees from the Level 8 loan, and (v) the payment of $200,000 to redeem the Series "C" Redeemable Preferred Stock. See "Use of Proceeds".


USE OF PROCEEDS

The Corporation expects to use the proceeds from the sale of COPERNICUS and related assets as follows:



Use                                 Estimated         Estimated Percentage
                                     Amount             of Net Proceeds

Redemption of Series C Redeemable
Preferred Stock1                    $ 200,000                   10

Repayment of Level 8 Secured Loan(2)  670,000                   33
Termination and bonus payments3       100,000                   5
Working Capital                     1,080,000                   52
                                  $ 2,050,000                  100%


Notes:
1. Exactly $200,000 of the proceeds will be used to redeem the 800,000 shares of Series C Preferred Stock.
2. Approximately $670,000 of the proceeds will be used to repay the principal, breakup fee ($100,000) and interest (approximately $20,000 as of June 30) on the Level 8 Systems, Inc. secured loan. See "Certain Transactions".
3. Certain employees who will join VIE under the terms of the Agreement will receive termination or bonus payments and a previous employee will receive a payment under a termination agreement. In total these are expected to amount to $100,000. Mr. John Brann has agreed to lend $30,000 of his termination payment to the Corporation. See "Certain Transactions".

The Corporation may use a portion of the net proceeds for the acquisition of one or more software products into which COPERNICUS could be incorporated under its OEM License or software companies into whose products COPERNICUS could be incorporated. There is no current agreement, arrangement or understanding relating to any acquisition. The Corporation receives and expects to continue to receive inquiries as to its interest in acquiring other products and companies and forming other possible business combinations. There can be no assurance that the Corporation will find suitable acquisition candidates or that an acquisition or other business combination can be completed upon terms acceptable to the Corporation. Additionally, the Corporation may require additional financing to complete any acquisition. See "Plan of Operation".

The Corporation intends to invest the net proceeds of the COPERNICUS sale, in short-term investment grade interest-bearing investments until they are utilized.



CERTAIN TRANSACTIONS

General

The following is a discussion of certain transactions entered into by the Corporation with officers, directors, securityholders and affiliates thereof. The Corporation believes that the terms of these transactions were no less favorable to the Corporation than would have been obtained from a non-affiliated third party for similar transactions at the time of entering into such transactions.

Transactions with VIE

Voting Agreements - Mark Blundell, the Chief Executive Officer and a Director of the Corporation, John Brann, a former Officer and Director of the Corporation, Mr. Robert Trump and Midland Associates beneficial owners of the Corporation, and Lancer Holdings, Inc., a company controlled by Mr. Blundell and Mr. Brann, have entered into voting agreements with VIE. Under the voting agreements the above named parties, who together account for $68.1% of the voting rights entitled to vote at the Shareholders Meeting, have agreed to vote in favor of Proposal 1.

Other Transactions

Loan from Robert Trump-Series C Redeemable Preferred Shares - On January 15, 1997 Mr. Robert Trump loaned the Corporation $150,000 in exchange for a six-month non-interest bearing note, and a change in the Midland Warrants. On March 15, 1997 Mr. Trump advanced the Corporation an additional $50,000 and surrendered the note which he held in return for 800,000 Series "C" Redeemable Preferred Shares.

Secured Loan from Level 8 - On March 20, 1997 Level 8 Systems, Inc. loaned the Corporation $550,000, secured by a first priority lien on COPERNICUS and related assets. This loan has a maturity date of July 17, 1997. Level 8 had certain rights to acquire COPERNICUS, invest in the Corporation and a right of first refusal on any other offers for COPERNICUS. These rights have all now expired.

Termination Agreement - On May 13, 1997 the Corporation entered into an agreement with John Brann, the former
Secretary and Vice President of the Corporation, to terminate his employmennt with the Corporation (the "Termination Agreement") pursuant to an employment agreement dated July 14, 1993 as amended. Termination of Mr. Brann's employment is a condition under the purchase agreement with VIE. As consideration for the termination under the Termination Agreement the Corporation agreed to pay Mr. Brann a total of $50,000 on the earlier of (i) the closing of the purchase agreement between the Corporation and VIE, or (ii Mr. Brann entering into employment with VIE.

The Corporation will receive a $30,000 loan from Mr. Brann to be repaid under the following terms (a) 50% of all royalties due to the Corporation under the purchase agreement with VIE up to a total of $40,000, or
(b) full payment of the principal of the loan at any time including interest at 8% per annum.

The Corporation has been verbally informed by VIE that it intends to employ Mr. Brann. The Corporation has also been informed that Mr. Brann will be granted certain stock options in VIE in connection with such employment.



Market for the Common Stock and Redeemable Warrants

The following table sets forth, for the periods indicated, the high and low sale prices for the Common Stock and Redeemable Warrants as reported by the NASDAQ SmallCap Market through March 3, 1997 and afterwards as reported on the Nasdaq Bulletin Board:


                                Common Stock            Redeemable Warrants


1996 Fiscal Quarters            High        Low         High            Low

Second Quarter
(Commencing August
11, 1995)(1)                    $7.50        $5.00      $2.00           $0.75
Third Quarter                    6.50         4.50       1.625           0.75
Fourth Quarter                   6.125        4.75       1.625           1.125

1997 Fiscal Quarter
First Quarter                    6.00         1.875      1.375           0.375
Second Quarter                   3.00         1.125      0.875           0.25
Third Quarter                    3.125        1.00       0.75            0.25
Fourth Quarter (2)               1.813        0.50       0.25            0.063

1998 Fiscal Quarter
First Quarter

(1) The initial public offering of the Common Stock and Redeemable Warrants commenced on August 11, 1995. The initial public offering prices of the Common Stock and Redeemable
Warrants were $6.50 per share and $.10 per Redeemable
Warrant.

(2) The following table sets forth, for the periods indicated, the high and low bid quotations for the Common
Stock and Redeemable Warrants as reported by the National
Quotation Bureau, Inc.

The foregoing sales prices and quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission. The foregoing quotations may not represent actual transactions.

APPENDIX A

	AGREEMENT OF PURCHASE AND SALE OF ASSETS


This Agreement (the "Agreement") is entered into as of May 9, 1997, by and between VIE Systems, Inc., a Delaware corporation ("Buyer"), and New Paradigm Software Corp., a New
York corporation ("Seller").

                   W I T N E S E T H:


     WHEREAS, Seller desires to transfer, convey and assign to Buyer all rights in and to its COPERNICUS software, the "New Paradigm Architecture", related intellectual property rights and the business, activities and operations of Seller of or related thereto, and certain other specified tangible assets of Seller, on the terms and subject to the conditions hereinafter set forth (with all such business, activities and operations of or related to the COPERNICUS software and the "New Paradigm Architecture" engaged in by or through Seller being referred to herein as the "Business").

       NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


             PURCHASE AND SALE OF ASSETS

1.1 Purchased Assets. Subject to and upon the terms and conditions of this Agreement, on the Closing Date, Seller shall sell, transfer, convey, assign, and deliver to Buyer all of Seller's right, title and interest to the hardware and other tangible assets of Seller listed on Schedule 1.1 attached hereto (and not previously transferred to Buyer) (the "Equipment"), and all intellectual property and other related assets (other than hardware and other tangible assets) of or used in the Business, of every kind, nature and description, owned, leased or licensed, wherever located and whether or not carried or reflected on the books or records of Seller, as the same shall exist on the Closing Date, except for the Excluded Assets (as hereinafter defined), including, without limiting the generality of the foregoing:

(a) all trademarks, trademark applications, trade names, designs, logos and service marks owned or used by Seller in the Business, including without limitation, "COPERNICUS", and the other names, designs and logos set forth on Schedule 1.1(a) hereto, and any names similar to or any derivation or variation of any and all such names, designs and logos, and the goodwill pertaining thereto and the right to fully exploit such names
(collectively, "Marks");

(b) all copyrights and copyright applications owned or used by Seller in the Business, including without limitation, the copyrights and copyright applications set forth on Schedule 1.1(b) hereto (collectively, "Copyrights");

(c) all patents and patent applications owned or used by Seller in the Business, including without limitation, the patent applications set forth on Schedule 1.1(c) hereto, and the goodwill pertaining thereto and the right to fully exploit, and enforce infringement claims in respect of, such patents
(collectively, "Patents");

(d)   all of the right, title and interest
(including by reason of license or lease) of Seller in or to any software, computer program or software product owned, used, developed or being developed by or for Seller and used in or necessary for the operation of the Business, whether for internal use (including without limitation, sales, marketing and training programs) or for sale or license to others, and any software, computer program or software product, manufactured, published, licensed and/or marketed by Seller through the Business at any time prior to the Closing, including, without limitation, all software which pertains to and consists of or which is incorporated, integrated, bundled, merged or otherwise included as part of or within the computer programs known and/or marketed as "COPERNICUS" and more fully described on Schedule 1.1(d) hereto, in all versions and releases, including all run-time systems, libraries, examples, utilities, data files, manuals, guides and written and related materials and all Proprietary Rights and Documentation (as each are hereinafter defined), whether or not patented or copyrighted, related to the implementation or use thereof (collectively, "Programs");

(e) all documentation, records and software, whether in machine or visually readable or other tangible form, evidencing, representing or containing any Proprietary Rights in the possession or under the control of Seller relating to a Program or used in or necessary to the Business, including, without limitation, any manuals, functional and design specifications, user and programmer instructions, sales and marketing training and instructions, flow charts and diagrams, coding constructions, alpha and beta testing notes, error reports and logs, patches and patch instructions, itemizations of development tools, and all other writings which might be necessary or helpful to a skilled programmer or skilled software salesperson or marketeer to understand, maintain and enhance any Program (collectively, "Documentation");

(f) all mailing lists and lists and records of customers and prospects and related information and data base or bases used by Seller in connection with the Business, including without limitation, the names of all persons actually known to have licensed or purchased products or services of or from the Business, other users of such products and services known to Seller and user prospects of such products and services known to Seller, together with file layouts and other information related to such products and services necessary to the convenient processing of such information by Buyer (collectively, the "Lists");

(g) all know-how and other intellectual property of Seller relating to or necessary for the operation of the Business, including, without limitation, the "New Paradigm Architecture" described on Schedule 1.1(g) hereto, and all trade secrets, vendor information, lists and data bases, proprietary processes, methods and apparatus, information not known to the general public, each literary work, whether or not copyrightable, ideas, concepts, designs, discoveries, formulae, patents, patent applications, product and service developments, inventions, improvements, disclosures, software, source codes and materials, object codes and materials, algorithms, techniques, architecture, mask work rights, prototypes, engineering and design models, information with respect to firmware and hardware, and any information relating to any product or program which has either been developed, acquired or licensed for or by Seller and used in or necessary for the operation of the Business, including the maintenance, modification or enhancement thereof, all vendor and customer sales and purchase records and files of or related to the Business, and all publishing, outsourcing, fulfillment, reseller and manufacturing information (collectively, together with the Marks, Copyrights, Patents, Lists and Programs, "Proprietary Rights");

(h) each contract, agreement, lease, license, franchise, purchase order, sale order, permit, instrument, commitment, arrangement and understanding (in each case, whether written or oral and including all amendments thereto) to which Seller is a party or by which it is bound or under which it has any rights or is entitled to benefits, relating to the Business, including, without limitation, all license, supply, purchase, distribution, OEM, VAR, dealer, advertising and promotional services agreements and agreements for software acquisition, development, publishing, support, maintenance, outsourcing, manufacture and fulfillment, reseller and manufacture, including, without limitation, those listed on Schedule 1.1(h) hereto (collectively, "Contracts");

(i) the non-exclusive right to all restrictive and negative covenants, non-competition, proprietary property and confidentiality agreements in favor of Seller, including, without limitation, those with any and all former or current employees, consultants, customers, vendors or others having access to Proprietary Rights or rendering services to Seller in connection with the Business;

(j) all inventory, samples, goods-in-transit, work-in-process, raw materials, promotional materials and other materials and supplies of every kind, nature and description used or which are used in or necessary for the operation of the Business (other than generic office supplies), including, without limitation, all physical copies of items constituting any part thereof such as user manuals and diskettes, and all advertising, artwork, templates and related creative materials for advertisements, catalog insertions, page layouts, promotional and product literature and displays, sales literature, marketing materials, brochures, pamphlets and packaging and printed material related to any of the foregoing, in each case, in which Seller has any right, title or interest and of the type sold or offered for sale by or through the Business (collectively, "Business Materials");

(k) all accounts, notes and other receivables of Seller arising from the Business or products or services sold by or through the Business (whether payable in cash or product) outstanding as of the Closing Date, and all rights of Seller under any security agreements with respect thereto, including rights to all files and documentation substantiating Seller's rights to said Receivables in sufficient diary form to effect an efficient collection of said receivables (collectively, "Receivables");

(l) the proceeds of any insurance, and the right to receive the proceeds of any insurance, with respect to any claims which have been or may be asserted in connection with any of the Purchased Assets (as hereinafter defined) and the right to continue and maintain any insurance with respect thereto;

(m)   all unfilled sales, purchase orders and
commitments of or related to the Business made or entered into by Seller in the ordinary course of its business and all rights which Seller may have against its licensors and other suppliers under express or implied warranties related to the Business or products or services sold or offered by or through the Business, and the right to receive mail and other communications and shipments of merchandise addressed to Seller related to the Business;

(n) all books and records necessary for the use of any of the Purchased Assets and used in or necessary for the operation of the Business, and all of the goodwill of the Business as a going concern.

The business, properties, assets, licenses, franchises, goodwill and rights to be sold, transferred, conveyed, assigned, granted and/or delivered to Buyer are hereinafter sometimes collectively referred to as the "Purchased Assets". The Purchased Assets shall be transferred to Buyer at the Closing pursuant to the form of Bill of Sale annexed as Exhibit 1.1 hereto (the "Bill of Sale").

1.2 Excluded Assets. Notwithstanding anything to the contrary contained in this Agreement, it is understood that Seller is not selling and Buyer is not acquiring any real property owned or leased by Seller or those assets referred to in the Bill of Sale as "Excluded Assets" which include all of the assets used solely in, and accounts receivable related exclusively to, the business conducted by Seller's two subsidiaries, New Paradigm Commerce, Inc. and New Paradigm Inter-Link, Inc. (collectively, the "Subsidiary Businesses"), and those certain assets used jointly in the Subsidiary Businesses and the Business which are listed on Schedule 1.2 hereto and in Schedule A to the Bill of Sale.

1.3 Title to Purchased Assets. At the Closing, Seller shall deliver or cause to be delivered to Buyer all right, title and interest of Seller in and to the Purchased Assets, free and clear of any and all mortgage, pledge, hypothecation, assignment, deposit arrangement, claim, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement or any financing statement filed under the Uniform Commercial Code or comparable law of any jurisdiction) (collectively, "Liens").

1.4 Satisfaction of Liabilities. (a) On or prior to the Closing, Seller shall cause all Liens securing indebtedness of Seller or otherwise in, on or against any of the Purchased Assets to be released and to cause to be delivered at the Closing releases and discharges of all Liens relating to any of such indebtedness (including, without limitation, all required Form UCC-3 releases) in form and substance reasonably satisfactory to Buyer.

(a) On or prior to the Closing, Seller shall cause all past due indebtedness owing to suppliers, vendors, licensees or licensors of or related to the Purchased Assets and/or the Business to be satisfied in full (or shall make arrangements for such payments to be made on terms acceptable to such suppliers, vendors, licensees and licensors and approved in writing by Buyer, which approval shall not be unreasonably withheld). Without limiting any of Buyer's rights under Section 3.3 hereto, following the Closing, Buyer shall be entitled, but shall have no obligation whatsoever, following written notice to Seller (which notice shall specify the indebtedness to be repaid and any proposed offset), to satisfy any such unpaid or unresolved indebtedness, on behalf of Seller, and offset any amount so paid against the Escrow Fund (as hereinafter defined) and/or any amounts payable to Seller in connection herewith, including, without limitation, from amounts payable by Buyer in respect of the Royalty.

1.5 	Assignments of Contracts.  Buyer and Seller
acknowledge that certain of the Contracts included in the Purchased Assets, and the rights and benefits thereunder, may not, by their terms, be assignable. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any such Contract if an attempted assignment thereof, without the consent of a third party thereto, would constitute a breach thereof or adversely affect the rights under any such Contract of Buyer or Seller thereunder. In such event, Seller will cooperate with Buyer and use its best efforts to provide for Buyer all benefits to which Seller is entitled under such Contracts, and any transfer or assignment to Buyer by Seller of any such Contract or any right or benefit arising thereunder or resulting therefrom which shall require the consent or approval of any third party shall be made subject to such consent or approval being obtained. Seller shall use its best efforts to obtain such consents and approvals. If and when any such consent or approval shall be obtained or such Contract shall otherwise become assignable to Buyer, Seller shall promptly assign all of its rights thereunder to Buyer. Until such time, Seller shall not enter into any amendment of any such Contract without the prior written consent of Buyer. Notwithstanding anything to the contrary herein, Seller shall not be obligated to incur any additional financial obligation or liability to the party under any Contract for which such consent or approval is required.

	PURCHASE PRICE; LIMITED ASSUMPTION OF LIABILITIES

2.1 Purchase Price. Subject to and upon the terms and conditions of this Agreement, Buyer shall pay or deliver to or for the benefit of Seller, in full payment and consideration for the Purchased Assets, a total amount (the "Purchase Price") payable as follows:

(a) At the Closing, Buyer shall pay to or for the benefit of Seller One Million Eight Hundred Thousand Dollars ($1,800,000), plus (i) the amount, in excess of $50,000, payable and paid by Seller to Level 8 Systems, Inc. in respect of a break-up fee, but in no event more than a total of $50,000, less
(ii) any payments made to Seller pursuant to the License Agreement (as hereinafter defined) and less (iii) any Liabilities Adjustment (as hereinafter defined), by certified check, bank check or wire transfer in immediately available funds (the "Closing Payment").

(b)   At the Closing, Buyer shall pay to the Escrow
Agent under the Escrow Agreement in the form of Exhibit 2.1(b) hereto (the "Escrow Agreement"), the sum of Two Hundred Thousand Dollars ($200,000) (the "Escrow Fund"), such amount to be held and dealt with as provided in the Escrow Agreement. As more fully set forth in the Escrow Agreement, the escrow period shall expire on the date six (6) months after the Closing Date, except with respect to claims on the Escrow Fund made prior to such date.

(c) Beginning from and after the first anniversary of the Closing Date, Buyer shall pay to Seller a royalty equal to 5% of the Net Revenue (as defined in Schedule 3.2 hereto) of Buyer commencing on and after the first anniversary of the Closing Date, as the same shall be determined, calculated and payable in accordance with, and containing such other terms and provisions as are set forth in, Schedule 2.1(c) hereto (the "Royalty").

2.2 	Allocation of Purchase Price.  The parties hereto
hereby agree that the Purchase Price shall be allocated in accordance with Schedule 2.2 hereto.

2.3 	Liabilities Undertaking.  Buyer shall, at the
Closing, execute and deliver to Seller a Liabilities Undertaking (the "Liabilities Undertaking") in the form of Exhibit 2.3 hereto, the provisions of which shall, effective upon the Closing, be deemed incorporated herein by reference as if set forth in full herein. Except as expressly set forth in the Liabilities Undertaking, Buyer shall not assume or be responsible for any debts, commitments, obligations or liabilities of Seller of any nature whatsoever. Without limiting the generality of the foregoing, Buyer shall not assume any of the following (herein collectively referred to as the "Excluded Liabilities"):

(a) any obligation or liability of Seller to distribute to its shareholders or otherwise apply all or any part of the Purchase Price received hereunder;

(b) any obligation or liability of Seller based upon acts or omissions of Seller occurring after the Closing Date;

(c) Seller's obligations under any stock option or profit-sharing plans or under any outstanding qualified or non-qualified stock options;

(d) any brokerage or finder's fee payable by Seller in connection with the transactions contemplated hereby;

(e)   any liabilities of Seller to any of its
present or former shareholders as such arising out of any action by Seller in connection with the transactions contemplated hereby;

(f)   any and all obligations of Seller for
indebtedness for borrowed money or other amounts payable to third parties in the nature of "break-up" fees, including without limitation, any amounts payable to Level 8 Systems, Inc. (subject only to Buyer's obligation to pay Seller the amount specified in
Section 2.1(a)(i) hereof);

(g) any and all debts, liabilities and obligations of Seller incurred or accrued with respect to any period, or circumstances, or state of facts or occurrences, on or prior to the Closing Date, relating to bonuses, salaries, wages, incentive compensation, compensated absences, workmen's compensation, FICA, unemployment taxes, employee benefits, deferred compensation, wage continuation, severance, termination, pension, section 401(k) plans, cafeteria, retirement, profit-sharing or similar plans or arrangements and any and all vacation, holiday or sick pay or leave incurred or accrued with respect to any employees of Seller whether or not such employees become employees of Buyer, and any and all liabilities or obligations incurred or accrued under Benefit Plans (as hereinafter defined), including, without limitation, contractual and statutory wage continuation, severance, reemployment assistance, termination pay and other benefits;

(h) any and all domestic and foreign federal, state and local income, payroll, property, sales, use, franchise or value added tax liabilities, imposed on Seller or with respect to income or activities of Seller, including assessments and governmental charges or levies imposed in respect of such taxes;

(i) any and all obligations and liabilities of Seller arising under this Agreement (including, without limitation, indemnification obligations and obligations to pay expenses arising out of this Agreement), or from its failure to perform any of its agreements contained herein or incurred by it in connection with the consummation of the transactions contemplated hereby, or for which Seller is responsible under this Agreement, including, without limitation, fees of lawyers, accountants and other advisors;

(j) any and all liabilities and obligations with respect to claims, suits, legal, administrative, arbitral or other actions, proceedings and judgments with respect to causes of action or disputes arising, and other non-contractual liabilities of Seller asserted or imposed, or arising out of, any events occurring, or circumstances or state of facts existing, on or prior to the Closing Date, or any product liability or warranty claim with respect to products sold, licensed or distributed or services rendered by Seller prior to the Closing Date;

(k)   any and all leases of real property or
improvements thereon, including, without limitation, any and all premises occupied by Seller, all leases of tangible personal property not specifically assumed pursuant to the Liabilities
Undertaking hereto; and

(l) any commitment, liability or obligation under any contracts or other agreements other than those liabilities under the Contracts specifically assumed by Buyer pursuant to the Liabilities Undertaking.

2.4 Collection of Accounts Receivable. Without limiting Section 3.2(b) hereof, Seller agrees that after the Closing Date Buyer shall have the right and authority to collect for its own account all Receivables and other items which shall be included within the Purchased Assets and to endorse with the name of Seller any checks received on account of any such Receivables or other items.

	CONTEMPORANEOUS ACTIONS AND DELIVERIES; OTHER AGREEMENTS

3.1   Contemporaneous Actions and Deliveries.
Contemporaneously with the execution and delivery of this Agreement, Seller and/or Buyer have taken the following actions and executed and/or delivered the following agreements, assets and documentation:

(a)   Seller and Buyer have entered into the License
Agreement attached as Exhibit 3.1(a) hereto (the "License
Agreement").

(b)   Seller has loaned to Buyer until the Closing
(at which time it will be transferred to Buyer) the hardware, Business Materials and other tangible assets necessary to enable Buyer to exploit the License, including, without limitation, those assets listed on Schedule 3.1(b) hereto (the "Loaned Assets").

(c)    Robert Trump, Mark Blundell, John Brann,
Lancer Holdings, Inc. and Midland Associates have each entered into the voting agreements with respect to the shares of preferred stock or common stock owned by them, attached as Exhibit 3.1(c) hereto (the "Voting Agreements").

(d) Chadbourne & Parke LLP, counsel to Seller, has delivered to Buyer the legal opinion with respect to the transactions contemplated hereby attached as Exhibit 3.1(d) hereto (the "Signing Legal Opinion").

(e) John Brann and Diran Cholakian (collectively, the "Designated Employees") have each terminated their employment with Seller and entered into an Employment Agreement with Buyer, in the form attached as Exhibit 3.1(e)(i) and Exhibit 3.1(e)(ii) hereto, respectively (the "Employment Agreements")

(f) Seller has delivered to Buyer a certificate of the Secretary or an Assistant Secretary of Seller, dated the date hereof as to (i) the resolutions of the Board of Directors of Seller authorizing the execution, delivery and performance of this Agreement and the License Agreement, and the consummation of the transactions contemplated herein and therein; and (ii) the incumbency and signatures of the officers of Seller executing all such agreements.

3.2 Operation of the Business. (a) Commencing with the date hereof, Seller hereby irrevocably appoints Buyer as its exclusive agent to operate the Business on behalf of Seller, including, without limitation, the exclusive right to develop, market, license and support the Programs and to service, on a subcontract basis, the IBM Agreement and all of the Assumed Contracts (as hereinafter defined). Between the date hereof and the Closing (and thereafter if the Closing shall occur), Seller shall not incur any obligations, grant any licenses, contract on behalf of or otherwise take part in any of the operations of the Business without the prior written consent of Buyer. In connection therewith, Buyer agrees to perform, in accordance with the terms thereof, the unperformed and unfulfilled obligations of Seller to perform maintenance and support services from and after the date hereof under the IBM Agreement and the Assumed Contracts, and to assume those contractual liabilities of Seller specifically listed on Schedule 3.2 hereto (the "Assumed Liabilities"). Except for the Assumed Liabilities (and from and after the Closing Date, those liabilities specifically listed on the Liabilities Undertaking), Buyer shall not assume or be responsible for any debts, commitments, obligations or liabilities of Seller of any nature whatsoever. Buyer also agrees that (i) it will not amend the IBM Agreement or any of the Assumed Contracts until such time as such contract shall have been assigned to Buyer, or incur any contractual obligation on behalf of Seller without Seller's prior written consent if Seller would be required to assume, perform or satisfy such obligation in the event that the Closing does not occur, and (ii) it shall commence a reasonable sales effort with respect to the licensing of the COPERNICUS Programs and shall otherwise conduct the Business in a commercially reasonable manner. Without in any way limiting Buyer's rights under the License Agreement, the foregoing authorization shall terminate in the event that the Closing shall not occur within one hundred eighty (180) days from the date hereof.

(a)   Subject to the royalty payable under the License
Agreement, from and after the date hereof, as its fee for performing Seller's obligations under the IBM Agreement and the Assumed Contracts and assuming the Assumed Liabilities, Buyer shall be entitled to receive and retain any and all amounts paid and payable from and after the date hereof to Seller in respect of the IBM Agreement and the Assumed Contracts, including, without limitation, those payments in respect of accounts receivable and work-in-process in existence on or prior to the date hereof. In the event that any such amounts are received by Seller and not promptly paid over to Buyer, Buyer shall be entitled to deduct all such unpaid amounts from the Closing Payment.

(b) Notwithstanding the foregoing, in the event that Shareholder Authorization (as hereinafter defined) shall not be obtained and the Closing shall not occur, following the termination of this Agreement, Buyer shall return to Seller the Loaned Assets (in as-is condition and subject to depletion due to use) and Seller shall once again be entitled to operate the Business, subject only to the License Agreement, with respect to all industries other than the Licensed Industries. It is hereby understood and agreed that the License Agreement (and the provisions of this Agreement incorporated into the License Agreement by reference) shall survive any such termination of this Agreement and Buyer shall be entitled to retain all of the rights granted pursuant to the License Agreement.

3.3 Liabilities Adjustment. Without limiting any of its rights under the Agreement, and except for Assumed Liabilities, at or prior to the Closing, Buyer may, but shall have no obligation to, assume all other trade and other accounts payable and accrued expenses payable and other indebtedness and liabilities of Seller of or related to the Business, and reduce the Closing Payment dollar-for-dollar by the amount of any such liabilities of Seller so assumed (the "Liabilities Adjustment"). Buyer agrees to give Seller not less than five (5) days prior written notice of its intention to assume and satisfy any such liabilities of Seller.

3.4 Further Assurances. At any time and from time to time after the date hereof, at Buyer's request, and without further consideration therefor, Seller will execute and deliver such other instruments or agreements as Buyer may reasonably deem necessary in order more effectively to transfer to Buyer, and to confirm Buyer's interest in, the License, and to assist Buyer in exercising all rights with respect thereto. Buyer and Seller hereby agree to cooperate to effectively vest in Buyer the rights transferred to Buyer pursuant to this Article 3.

3.5 Capitalization of Buyer. Buyer will capitalize itself with not less than four million dollars ($4,000,000) within seven (7) days of the date hereof, and agrees to maintain not less than two million dollars ($2,000,000) in a liquid investment or money market account until the earlier to occur of (a) the Closing and (b) July 17, 1997.

4

		  Closing; Deliveries; Conditions Precedent.

4.1   Closing.  (a)  The Closing under this Agreement
(the "Closing") shall take place at the offices of Golenbock, Eiseman, Assor & Bell, 437 Madison Avenue, New York, New York, 10022, at 10:00 A.M. local time on June 20, 1997, or such other date, place or time as the parties hereto shall mutually agree upon (the date of the Closing being called the "Closing Date").
In the event either of the parties is entitled not to close on the scheduled date because a condition to the Closing set forth in
Section 4.5 or 4.6 hereof has not been met (or waived by the party or parties entitled to waive it), such party may postpone the Closing from time to time until the condition has been met, but in no event to a date later than December 31, 1997. Any such postponement shall not effect the rights or remedies to which a party is entitled to in respect of any breach of non-compliance with this Agreement.

(a) All proceedings to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken and executed simultaneously and no proceedings shall be deemed taken nor any documents executed or delivered until all have been taken, executed and delivered.

4.2 Deliveries of Seller. At the Closing Seller shall deliver to Buyer:

(a)   the Bill of Sale, executed by Seller;

(b)   an Assignment of Copyrights in the form of
Exhibit 4.2(b)-1 hereto, an Assignment of Patents in the form of
Exhibit 4.2(b)-2, and an Assignment of Trademarks in the form of
Exhibit 4.2(b)-3, in each case in recordable form, each executed by Seller (collectively, the "Proprietary Rights Assignments");

(c) possession and control over, (i) the Programs in machine readable Object Code and Source Code for computers,
(ii) the Programs' Documentation in machine readable form or in paper or in other electronic medium (including, but not limited to user Documentation, technical Documentation, production materials and marketing materials) in the possession of Seller, (iii) a copy (in paper and electronic form) of the Lists, (iv) copies of all agreements, commitments, records and other data relating to the Purchased Assets reasonably necessary for the marketing and licensing of the Programs by Buyer, (v) all master artwork in existence on the Closing Date used for current advertising and packaging in suitable form, and (vi) all Business Materials and other tangible and intangible property constituting part of the Purchased Assets; and

(d) Instruments of Assignment and Assumption in the forms attached as Exhibit 4.2(d) hereto (each a "Contract Assignment" and collectively the "Contract Assignments"), with respect to the Worldwide Vendor Agreement and related agreements between Seller and International Business Machines Corporation
(the "IBM Agreement") and each of the other Contracts listed on
Schedule 4.2(d) hereto (the "Assumed Contracts"), executed by
Seller as assignor and, if such consent is required by the terms of such Contract, consented to in writing (in form and substance reasonably required by Buyer) by each applicable contracting party; and together with the IBM Agreement and each such Contract Assignment, the form of Estoppel Certificate attached to the Contract Assignments, executed by each applicable contracting party;

(e)   a Confidentiality and Non-Competition
Agreement in favor of Buyer in the forms of Exhibit 4.2(e) hereto, executed by Seller, Mark Blundell and John Brann (collectively, the "Non-Compete Agreements"), provided that John Brann shall only be required to be a party to the Non-Compete in the event that he shall not then be bound by the terms of the Employment Agreement with Buyer;

(f) the legal opinion of Chadbourne & Parke LLP in the form of Exhibit 4.2(f), hereto, executed by Chadbourne & Parke LLP (the "Closing Legal Opinion");

(g) a long form certificate of subsistence of Seller, issued as of a recent date by the Secretary of State of the State of New York;

(h) written confirmation from Seller to Buyer, in form and substance reasonably acceptable to Buyer, that effective upon the Closing, the License Agreement shall terminate and be of no further force and effect;

(i)   a certificate of the Secretary or an Assistant
Secretary of Seller, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, as to (i) the resolutions of the Board of Directors of Seller authorizing the execution, delivery and performance of this Agreement and each exhibit hereto to which it is a party and the consummation of the transactions contemplated herein and therein; (ii) certification that Shareholder Authorization has been duly and properly obtained, and
(iii) the incumbency and signatures of the officers of Seller executing this Agreement and any Seller Documents (as hereinafter defined); and

(j) all other documents, materials, items and property required by the terms of this Agreement to be delivered to Buyer under or to effect the provisions of this Agreement.

4.3 Deliveries of Buyer. At the Closing, Buyer will deliver to Seller or the Escrow Agent, as the case may be:

(a)   the Closing Payment to Seller;

(b)   the Escrow Fund to the Escrow Agent;

(c)   the Escrow Agreement, executed by Buyer;

(d) the Liabilities Undertaking, executed by Buyer;

(e) 	the legal opinion of Golenbock, Eiseman, Assor
& Bell in the form of Exhibit 4.3(e) hereto, executed by Golenbock, Eiseman, Assor & Bell;

(f) a certificate of good standing of Buyer, issued as of a recent date by the Secretary of State of the State of Delaware;

(g)   a certificate of the Secretary or an Assistant
Secretary of Buyer, dated the Closing Date, in form and substance reasonably satisfactory to Seller, as to (i) the resolutions of the Board of Directors of Buyer authorizing the execution delivery and performance of this Agreement and each exhibit hereto to which it is a party and the consummation of the transactions contemplated herein and therein; and (ii) the incumbency and signatures of the officers of Buyer executing this Agreement and each exhibit hereto to which it is a party; and

(h) all other documents required by the terms of this Agreement to be delivered to Seller at the Closing under or to effect the provisions of this Agreement.

4.4 Further Assurances. At any time and from time to time after the Closing, at Buyer's request, and without further consideration therefor, Seller will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as Buyer may reasonably deem necessary in order more effectively to transfer, convey and assign to Buyer, and to confirm Buyer's title to, all of the Purchased Assets, whether tangible or intangible, to put Buyer in actual possession and operating control thereof, and to assist Buyer in exercising all rights with respect thereto. Buyer and Seller hereby agree to cooperate to effectively transfer the Business to Buyer.

4.5   Conditions Precedent of Buyer.  The obligations of
Buyer under this Agreement to proceed with the purchase and other transactions contemplated hereby, are, at the option of Buyer in its sole discretion, subject to the fulfillment of all of the following conditions at or prior to the Closing, and Seller shall use its best efforts to cause each such condition to be fulfilled:

(a) No Litigation. No action, suit, proceeding or investigation shall have been instituted against Buyer or Seller and be continuing before or by any court, tribunal or governmental body or agency or have been threatened, and be unresolved, to restrain or prevent, or to obtain substantial damages by reason of, any of the transactions contemplated hereby;

(b) Representations. The representations and warranties of Seller contained in this Agreement, and any Schedules hereto and any certificate or documents delivered in accordance with this Agreement shall be true and correct at the time of the Closing with the same force and effect as though such representations and warranties were made at that time except for changes expressly permitted by this Agreement;

(c) Performance of Covenants. Each covenant, agreement and obligation required by the terms of this Agreement to be complied with and performed by Seller at or prior to the Closing shall have been duly and properly complied with and performed;

(d) No Material Adverse Change. Since the date of this Agreement, there shall not have occurred any material adverse change in the condition (financial or otherwise), business, properties, assets, liabilities, prospects or results of Seller or the Business, or in the value or utilizability of the Purchased Assets to Buyer, except for such change caused by Buyer in connection with its operation of the Business following the date hereof (it being acknowledged by Buyer that the continued deterioration in Seller's working capital position consistent with recent months, absent any other adverse change or occurrence not contemplated by this Agreement, shall not constitute a material adverse change for purposes of this Section 4.5(d);

(e)   Assignment of IBM Agreement; No Cancellation.
 All consents necessary to the assignment of the IBM Agreement shall have been obtained by Seller, and there shall have been delivered to Buyer an executed counterpart reasonably satisfactory in form and substance to Buyer and its counsel of such consent and IBM shall not have notified Seller or Buyer of its intent to terminate the IBM Agreement;

(f) Consents. All consents necessary to the assignment of the Assumed Contracts shall have been obtained by Seller, and there shall have been delivered to Buyer executed counterparts reasonably satisfactory in form and substance to Buyer and its counsel, of all such consents;

(g) Shareholder Authorization. This Agreement and each exhibit hereto to which Seller is a party shall have been duly authorized, and the consummation of the transactions contemplated hereby and thereby shall have been duly approved, by written consent or affirmative vote of the requisite holders of shares of capital stock of Seller entitled to vote thereon and by the written consent or affirmative vote of the requisite holders of the shares of each class and series of capital stock of Seller entitled to vote thereon, as required by the New York Business Corporation Law, as amended (the "NYBCL"), the Certificate of Incorporation of Seller and all applicable federal and state securities laws ("Shareholder Authorization");

(h) Certificate. There shall have been delivered to Buyer a certificate executed by the President of Seller, dated the date of the Closing, certifying that the conditions set forth in subsections (a) through (f) of this Section 4.5 have been fulfilled;

(i) Certain Agreements. Each other document, instrument and agreement contemplated by Section 4.2 shall have been executed and delivered by each party thereto other than Buyer; and

(j) Opinion of Counsel. Buyer shall have received the Closing Legal Opinion, in form and substance reasonably satisfactory to Buyer.

4.6   Conditions Precedent of Seller.  The obligations of
Seller under this Agreement to proceed with the sale contemplated hereby and to proceed with the other transactions contemplated hereby, are, at the option of Seller in its sole discretion, subject to the fulfillment of all of the following conditions at or prior to the Closing, and Buyer shall use its best efforts to cause each such condition to be fulfilled:

(a) No Litigation. No action, suit, proceeding or investigation shall have been instituted against Buyer or Seller and be continuing before or by any court, tribunal or governmental body or agency or have been threatened, and be unresolved, to restrain or prevent, or to obtain substantial damages by reason of, any of the transactions contemplated hereby;

(b) Representations. The representations and warranties of Buyer contained in this Agreement or any certificates or documents delivered in accordance with this Agreement shall be true and correct at the time of the Closing with the same force and effect as though such representations and warranties were made at that time except for changes expressly permitted by this Agreement;

(c) Performance of Covenants. Each covenant, agreement and obligation required by the terms of this Agreement to be complied with and performed by Buyer at or prior to the Closing, shall have been duly and properly complied with and performed;

(d) Certificate. There shall have been delivered to Seller a certificate executed by an officer of Buyer, dated the date of the Closing, certifying that the conditions set forth in subsections (a), (b) and (c) of this Section 4.6 have been fulfilled;

(e) Certain Agreements. Each other document, instrument and agreement contemplated by Section 4.3 shall have been executed and delivered by each party thereto other than Seller; and

(f)   Shareholder Authorization.  Shareholder
Authorization shall have been obtained.

5

		Representations and Warranties of Seller.

Seller hereby represents and warrants to Buyer as follows:

5.1   Organization, Standing and Qualification;
Subsidiaries. (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite power and authority and is entitled to own, lease and operate its properties and to carry on its business as and in the places such properties are now owned, leased or operated and where such business is presently conducted.
 Seller is qualified to do business and is in good standing in each state or jurisdiction listed in Schedule 5.1 of the Disclosure Schedule delivered by Seller in connection and concurrently with the execution and delivery of this Agreement (the "Disclosure Schedule"), which states constitute all states in which the failure to be so qualified could have a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities, prospects or results of the operations of Seller. The copies of the Certificate of Incorporation and By-Laws of Seller delivered by Seller to Buyer are complete and correct.

(a) No part or aspect of the Business has been conducted through any direct or indirect subsidiary or any direct or indirect affiliate of Seller.

5.2 Authority; Options. (a) Seller has all requisite power and authority to enter into this Agreement, and each other agreement, document and instrument to be executed or delivered by it in accordance with this Agreement, including, without limitation, the License Agreement, the Bill of Sale, the Proprietary Rights Assignments and the Contract Assignments (the "Seller Documents"), and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Seller Documents by Seller have been duly authorized and approved by its board of directors and, except for Shareholder Authorization (as hereinafter defined), no other corporate proceedings on the part of Seller are necessary to authorize this Agreement, the Seller Documents and the transactions contemplated hereby and thereby, provided, however, that the consent or approval by the shareholders of Seller is not required for Seller to enter into the License Agreement in order to have such agreement be a legal, valid and binding obligation of Seller enforceable in accordance with its terms. This Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller enforceable in accordance with its terms, and each of the Seller Documents has been duly authorized by Seller and is, or upon execution and delivery by Seller of any thereof at the Closing will be, a legal, valid and binding obligation of Seller enforceable in accordance with its terms.

(a) Except as set forth on Schedule 5.2(b) of the Disclosure Schedule, there are no outstanding subscriptions, options, warrants, calls, puts, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which Seller or any shareholder or trustee thereof or holder of a beneficial interest therein is or may become obligated to issue, assign, purchase, acquire or transfer, (i) shares of the capital stock or securities of, or beneficial interest or equity interests in, Seller, or (ii) any of the Purchased Assets (except for non-exclusive licenses entered into in the ordinary course of business on customary terms and conditions).

5.3 No Violation. Except as required under the NYBCL and the Securities Exchange Act of 1934, as amended (the "1934 Act"), and except as set forth in Schedule 5.3 of the Disclosure Schedule, neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated herein, will with or without the giving of notice or the lapse of time or both
(a) violate or conflict with any provision of Seller's Certificate of Incorporation or Bylaws, as each may have been amended, (b) result in (i) a breach of, or violate, or be in conflict with or constitute a default under, or result in the termination or cancellation of, or accelerate the performance required under, any security instrument, mortgage, note, debenture, indenture, loan, lease, contract, agreement or other instrument, to which Seller is a party or by which it or any of its properties or assets are bound, or (ii) the loss or adverse modification of any lease, franchise, license or other contractual right or other authorization granted to or otherwise held by Seller or with respect to the Purchased Assets, (c) require the consent of any party to any such agreement or commitment to which Seller is a party or by which any of its properties or assets are bound, (d) result in the creation or imposition of any Lien upon any property or assets of Seller, (e) require any consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental authority or arbitrator to which Seller is subject or by which any of its properties or assets may be bound or affected.

5.4 	Financial Statements.  Seller has delivered to
Buyer copies of the audited and unaudited financial statements of Seller listed on Schedule 5.4 of the Disclosure Schedule (the "Financial Statements"), including without limitation, the audited balance sheet of Seller as at March 31, 1996 (the "Balance Sheet") and the unaudited balance sheet and income statement of Seller for the quarter ended March 31, 1997. All of the Financial Statements are complete and correct, have been prepared from the books and records of Seller in accordance with generally accepted accounting principles consistently applied and maintained throughout the periods indicated and fairly present the financial condition of Seller as at their respective dates and the results of operations of Seller for the periods covered thereby. Such Financial Statements do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein, and include all adjustments, which consist only of normal recurring accruals, necessary for such fair presentation.

5.5 Absence of Undisclosed Liabilities. Except as and to the extent reflected or reserved against on the face of the Balance Sheet (including the notes thereto), or set forth on
Schedule 5.5 of the Disclosure Schedule, as of the Balance Sheet Date, Seller had no material debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) relating to or arising out of any act, transaction, circumstance or state of facts which occurred or existed on or before March 31, 1996 (the "Balance Sheet Date"), whether or not then known, due or payable.

5.6 Absence of Changes or Events. Except as set forth on Schedule 5.6 of the Disclosure Schedule, since the Balance
Sheet Date Seller has conducted its business only in the ordinary course in a manner consistent with past practices. Without limiting the foregoing, since such date, Seller has not:

(a)   incurred any obligation or liability,
absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities for trade or business obligations incurred in the ordinary course of business and consistent with its prior practice, none of which liabilities, in any case or in the aggregate, materially and adversely affects the condition (financial or otherwise), prospects or results of operations of Seller or the Business or the Purchased Assets;

(b) mortgaged, pledged or subjected to any Lien any of its property, business or assets, tangible or intangible;

(c)   sold, transferred, leased to others or
otherwise disposed of any assets used in or necessary to conduct the Business, or licensed any of the Programs, or canceled or compromised any material debt or claim, or waived or released any right of substantial value of or relating to the Purchased Assets and/or the Business;

(d) received any notice of actual or threatened termination of any contract, lease or other agreement or other business relationship or suffered any damage, destruction or loss (whether or not covered by insurance) which, in any case or in the aggregate, has had or could have a materially adverse effect on the condition (financial or otherwise), prospects or results of operations of Seller or of or on the Business or the Purchased Assets;

(e)   encountered any labor union organizing
activity, had any actual or threatened employee strikes, work-stoppages, slow downs or lockouts, or had any material change in its relations with its employees, agents, customers or suppliers or any governmental regulatory authority or self-regulatory authorities;

(f) made any capital expenditures or capital additions or betterment in excess of an aggregate of $250,000;

(g) transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any license, patent, copyright, trademark, trade name, service mark or other Proprietary Rights, or modified any then existing rights with respect thereto of or relating to the Purchased Assets and/or the Business;

(h) instituted, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to Seller or any of its assets, properties or rights;

(i)   suffered any damage, destruction, loss,
change, event or condition which, in any case or in the aggregate, has had or may have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of Seller or of or on the Business or the Purchased Assets, including, without limitation, any change in revenues, costs, levels or types of warranty or defective product claims, or relations with employees, landlords, agents, customers or suppliers;

(j) entered into any transaction, contract or commitment other than in the ordinary course of business, or paid or agreed to pay any brokerage, finder's fee, or other compensation in connection with, or incurred any severance pay obligations or "break-up" fee obligations by reason of, this Agreement or the transactions contemplated hereby;

(k) received any notice from any customer or supplier that it, nor has knowledge that any customer or supplier, intends to cease doing business with Seller, which, in any case, has had or could have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of Seller or of or on the Business or the Purchased Assets;

(l) made any purchase commitment in excess of the normal, ordinary and usual requirements of the Business or made any material change in its selling, pricing, advertising or personnel practices inconsistent with Seller's prior practice relating to the Business; or

(m)   entered into any agreement or made any
commitment to take any of the types of actions described in any of subsections (a) through (m) above.

5.7   Title to and Condition of Purchased Assets; Leases.
 (a) Seller does not own any real property. Except for the assets subject to Personal Property Leases (as hereinafter defined), Seller has good and marketable title to all of the Purchased Assets which it owns or uses in the Business or purports to own. Except as set forth in Schedule 5.7(a) of the Disclosure Schedule, none of the Purchased Assets are subject to any Lien of any nature whatsoever, direct or indirect, whether accrued, absolute, contingent or otherwise.

(a) All of the tangible Purchased Assets are in good operating condition and repair, are suitable for the purposes used and are adequate and sufficient for the operation of the Business. Seller enjoys peaceful possession of all leasehold interests and personal property constituting any part of the Purchased Assets and held under lease or license.

(b) The Purchased Assets constitute all of the assets, properties, and rights necessary to conduct the Business as presently conducted (other than an office, office supplies and telephones). None of the Excluded Assets are assets, properties or rights necessary to conduct the Business as presently conducted. The Subsidiary Businesses do not compete or conflict with the Business.

(c)   Seller has delivered to Buyer true and
complete copies of each of the Contracts prior to the execution of this Agreement. To the best of Seller's knowledge, all of the Contracts are in full force and effect with respect to Seller in accordance with their terms and there is no violation or default under the Contracts and to the best of Seller's knowledge no event has occurred or circumstance exists which with notice or lapse of time or both would constitute an event of default, or give rise to a right of termination or cancellation, or result in the loss or adverse modification of any right or benefit thereunder. No party to any Contract has given Seller written notice of or made a claim with respect to, and Seller is not otherwise aware of, any material breach or default under any thereof. To the best of Seller's knowledge, Seller enjoys peaceful possession and quiet enjoyment of the Purchased Assets, tangible and intangible, held under license; and all such licenses are in good standing, in full force and effect and are valid, binding and enforceable obligations of Seller, and to the best of Seller's knowledge, of the licensors thereunder. None of the Contracts impose any obligation on Seller other than to provide service in the ordinary course. Except as set forth on Schedule 5.7(d) to the Disclosure Schedule, there have been no oral or written modifications to the terms or provisions of any of the Contracts. No amount payable or reserved under any Contract has been assigned or anticipated and no amount payable under any Contract is in arrears or has been collected in advance and to the best of Seller's knowledge, there exists no offset or defense to payment of any amount under a Contract.

5.8 Proprietary Rights. (a) Seller owns or possesses the perpetual and royalty-free licenses and other rights to use all Proprietary Rights used in or necessary to conduct the Business as it is presently operated, including, without limitation, any necessary to develop, market, license and support the Programs, all of which are in good standing and uncontested and free and clear of any Liens and rights of others of any kind.
 No Proprietary Rights are owned or licensed or held by any shareholder, director, officer, consultant or employee of Seller, or by any entity controlled by or affiliated with Seller or by any of such persons, including, without limitation, Management
Technologies, Inc., Lancer Holdings, Inc., or Midland Associates, all such Proprietary Rights being owned or licensed by Seller itself. Except as set forth on Schedule 5.8(a) of the Disclosure
Schedule, to the best of Seller's knowledge, Seller is not infringing upon or otherwise acting adversely to any copyrights, trademarks, trademark rights, service marks, service names, trade names, patents, patent applications, licenses or trade secrets or other proprietary rights or intellectual property of any other person or entity. No claim, suit, demand, proceeding or investigation is pending, has been asserted or is threatened by or against Seller with respect to, based on or alleging infringement of any such rights or the proprietary rights or intellectual property of any third party, or challenging the validity or effectiveness of any license for such rights, and Seller knows of no basis for any such claim, suit, demand, proceeding or investigation.

(a) Seller has the exclusive right to manufacture, develop, publish, market, license and sell the Programs. Except as set forth on Schedule 5.8(b)(i) of the Disclosure Schedule, no person or entity other than Seller may manufacture, develop, publish, market, license or sell all or any part of the Programs without the prior consent of Seller (in Seller's sole discretion) and Seller has not given any such consent and Seller owns all right, title and interest in and to the Programs and the exclusive right to apply for copyright and patent protection therefor. To the best of Seller's knowledge, no director, officer, employee or independent contract of Seller has in his or her personal possession outside the offices of Seller, for safekeeping, convenience of work or otherwise, any proprietary material of Seller. None of the individuals or entities who have performed services in connection with the development of any of the Programs, as employees or as independent contractors, or any other employee of Seller, holds any proprietary or other ownership rights with respect to such Programs and each of such employees and independent contractors has signed an employment contract or confidentiality agreement with Seller in the form annexed to
Schedule 5.8(b)(ii) of the Disclosure Schedule, which contains a covenant prohibiting the use or disclosure of confidential information and proprietary rights.

(b) Except for commercially available off-the-shelf software and software which is otherwise available in the public domain, and except for the software used solely in connection with the Subsidiary Businesses, Schedule 5.8(c)(i) of the Disclosure Schedule contains a true and complete list of all software licensed to, owned, developed, or published by Seller, including, without limitation, the Programs, as well as a description of any instructions or sequences of instructions, in whatever form embodied, which are included in any of the Programs and which requires the consent (whether subject to royalty or otherwise) of a party other than Seller in order for any of the Programs to be sold, transferred, used, licensed, updated, enhanced or modified or integrated with other software by Seller, Buyer or any other party together with true and correct copies of all contracts between or among a Seller, on the one hand, and such authors or licensors, on the other hand. There has been no publication or public distribution of any of the Source Code of any of the Programs that would in any way affect the right of Seller or Buyer to seek copyright protection for such Programs.
With respect to the Contracts pertaining to Programs entered into by Seller, Seller has licensed the Programs and not sold them, thus retaining ownership of the underlying software, and has not granted any exclusive licenses in respect thereof. Seller is not aware of any claims actually or purporting to be within the scope of any warranty coverage, express or implied, afforded to licensees of any Programs or of any errors, omissions or failures to perform. There are no bugs in the Programs reasonably detectable with normal use of the Programs except as set forth in
Schedule 5.8(c)(ii) of the Disclosure Schedule, all of which can be corrected by Buyer without unreasonable effort or expense.

(c) Seller is not a party to or bound by any oral or written contract or understanding relating to or which might interfere with the full exploitation of any rights or property being transferred to Buyer under this Agreement or which restricts its right to enter into this Agreement or to perform in accordance herewith. Seller has not entered into any agreements not conveyed herein to Buyer which involves the publication, development, manufacture or marketing of any computer software in substantial competition with any of the Programs; and has not entered into any transactions with respect to any assets, liabilities or business operations referred to or contemplated by this Agreement with any party other than Buyer, except in the ordinary course of business.
 Except as set forth on Schedule 5.8(d) of the Disclosure Schedule, no part of any of the Proprietary Rights, including, without limitation, any source code, is subject to or held in escrow or is in any third party's possession.

5.9   Litigation.  (a)  Except as set forth on Schedule
5.9(a) of the Disclosure Schedule, there is no action, suit, proceeding, arbitration or investigation pending against, asserted by, or affecting Seller or the transactions contemplated by this Agreement, nor to the best of the knowledge of Seller, any basis therefor or threat thereof which, in any case or in the aggregate, could if adversely determined have a material adverse effect on the business, assets, liabilities, operations or financial condition of Seller, the Business or the Purchased Assets or the use thereof by Buyer. Neither Seller nor any of its subsidiaries is subject to any court or administrative order, writ, injunction or decree, applicable to it or to its business, property or employees, nor is it in default with respect to any order, writ, injunction or decree, of any court or federal, state, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign.

(a) Schedule 5.9(b) of the Disclosure Schedule sets forth a complete list and description of all defective product or service warranty and/or third party liability claims, made against Seller during the past three years, together with the resolution thereof (whether under insurance policies or otherwise).

5.10 Compliance; Permits. (a) Neither Seller, nor any officer or director thereof has violated any law, rule, regulation, order, judgment or decree applicable to Seller, any of its employees, any of the Purchased Assets and/or any aspect of the Business, including without limitation, any laws, rules, regulations, ordinances, codes, orders, judgments or decrees as to zoning, building requirements or standards, import, export, environmental, health and/or safety matters, which violation could have a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities, prospects or results of the operations of Seller, the Purchased Assets or the Business. Seller has all licenses, consents, certificates, franchises, permits, and authorizations issued by any department, board, commission, bureau or instrumentality ("Governmental Licenses") necessary to conduct the Business in the manner that it is currently conducted by it, and none of operations of Seller are being conducted in any manner which violates in any material respect any of the terms of conditions under which such Governmental License was granted. Each Governmental License has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of Seller, threatened administrative or judicial proceeding to revoke, cancel or declare such Governmental License invalid in any respect. No Governmental Licenses by their terms will terminate or lapse by reason of the transaction contemplated by this Agreement.

5.11    Absence of Certain Business Practices.  Neither
Seller nor any officer, employee or agent of Seller, nor any other person acting on its behalf, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the business of Seller (or assist Seller in connection with any actual or proposed transaction) which (a) might subject Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) if not given in the past, might have had an adverse effect on the assets, business or operations of Seller or the Business, or (c) if not continued in the future, might adversely affect Seller's assets, business, operations or prospects or the Business or which might subject Seller to suit or penalty in any private or governmental litigation or proceeding.

5.12   Schedules.  Schedule 5.12 of the Disclosure
Schedule hereto contains a true, complete and accurate list and description of the following:

(a) all real property in which Seller has an ownership, leasehold or other interest or which is used by Seller in connection with the conduct of its business (the "Properties");

(b) all material items of hardware and other equipment, owned, leased or used by Seller in the Business, and setting forth with respect to all such listed property a summary description of all leases relating thereto, identifying the parties thereto, the rental or other payment terms, expiration date and cancellation and renewal terms thereof (the "Personal Property Leases");

(c)   all sales, agency, supply, purchase,
distribution, OEM, VAR, dealer, advertising, promotional, support, maintenance, outsourcing, manufacture and fulfillment agreements or franchises, and agreements for software acquisition, development agreements, author agreements and publishing agreements of or relating to the Purchased Assets or the Business, and all agreements providing for the services of an independent contractor to which Seller is a party or by which it is bound and which relate to any of the Purchased Assets or the conduct of the Business, including, without limitation, a true and complete itemized description of all contracts between Seller and software developers, licensors and authors or pursuant to which any royalty or similar payment shall be payable;

(d)   all contracts, agreements, commitments,
purchase orders, leases, licenses or other understandings or arrangements to which Seller is a party or by which it or any of its property is bound or affected, relating to the Business, except for (i) those listed on Schedule 5.12(c) of the Disclosure Schedule (ii) entered into in the ordinary course of business that are terminable by Seller on less than 30 days' notice without any penalty or consideration, and (iii) involve payments or receipts during the entire life of such contracts by Seller of less than $2,000 in the case of any single contract but not more than $10,000 in the aggregate;

(e) all guarantees, loan agreements, indentures, mortgages and pledges, all conditional sale or title retention agreements, security agreements, equipment obligations, leases or lease purchase agreements as to items of personal property (excluding equipment obligations, leases or lease purchase agreements not relating to the Purchased Assets), in each case to which Seller is a party or by which it is bound or under which it has rights;

(f) all employment and consulting agreements, including, without limitation, obligations for severance, reemployment assistance, termination, deferred compensation, or vacation pay, to which Seller is a party or by which it is bound;

(g) 	as of a date no earlier than May 9, 1997, all
of Seller's accounts receivables relating to or arising out of the Business, together with information as to each such listed receivable which has been outstanding for more than 30 days;

(h) 	as of a date no earlier than May 9, 1997,  all
of Seller's accounts payable relating to or arising out of the Business;

True and complete copies of all contracts, agreements, plans, arrangements, commitments and documents required to be listed or identified pursuant to this Section 5.12 (to the extent in writing or if not in writing, an accurate summary thereof), together with any and all amendments thereto, have either been delivered to Buyer or attached to Schedule 5.12 of the Disclosure Schedule.

Except as set forth on Schedule 5.12 of the Disclosure Schedule, all of the contracts and agreements required to be listed or identified pursuant to this Section 5.12 (other than those which have been fully performed) are legal, valid, binding and enforceable in accordance with their respective terms, in full force and effect, do not require the consent or approval of any party to the assignment thereof and will be unaffected by the sale or other transfer of the Purchased Assets to Buyer hereunder, and Buyer will be entitled to the full benefits thereof, and none of such contracts and agreements is with a governmental agency or authority. To the best of the knowledge of Seller, there is not under any contract or agreement required to be listed or identified pursuant to this Section 5.12 any existing default or event which, after notice or lapse of time, or both, would constitute a default or result in a right to accelerate or loss of rights. There have been no oral or written modifications to the terms or provisions of any of such agreements. No amount payable or reserved under any such agreement has been assigned or anticipated and no amount payable under any such agreement is in arrears or has been collected in advance and to the best of the knowledge of Seller, there exists no offset or defense to payment of any amount under such an agreement.

5.13 Taxes. Seller has paid or made adequate provision for the payment of all taxes, fees, assessments and charges, including, without limitation, income, property, sales, use, franchise, added value, employees' income withholding and social security taxes, imposed by the United States or by any foreign country, or by any state, municipality or instrumentality of any of same or by any other taxing authority, and for all penalties and interest thereon, which has or may become due for or during all periods ending, and in respect of all operations, on or prior to the Closing Date. All tax returns required to be filed in connection therewith have been accurately prepared and filed and all deposits required by law to be made by Seller with respect thereto have been duly made. Seller is not a party to any pending action, proceeding or audit by any governmental authority for assessment or collection of any amount of taxes for which it may be directly or indirectly liable, and there is no claim for assessment or collection of any amount of taxes for which it may be directly or indirectly liable.

5.14 Employee Benefits; Labor Matters. (a) All pension, retirement, profit-sharing, deferred compensation, bonus, incentive, medical, vision, dental and other health insurance, life insurance or any other employees benefit plan, arrangement or understanding and any trusts or insurance contracts maintained in connection therewith (collectively, "Benefit Plans"), conform to, and the administration thereof is in material compliance with, all applicable laws and regulations, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), and comparable foreign laws, rules and regulations, and neither the operation or administration of any such Benefit Plan, nor the transactions contemplated by this Agreement will result in any liability to Seller or Buyer under or in respect of any of such Benefit Plans, in Buyer incurring or suffering any liability, or have any adverse effect on the financial condition, assets liabilities or results of operations of Seller, Buyer or the Business. All contributions required, by law or by contract, to be made to any Benefit Plans subject to ERISA or any foreign law for any plan year, or other period on the basis of which contributions are required, ending before the date hereof, have been made as of the date hereof. Seller has complied in all material respects with all reporting and disclosure requirements with respect to each Benefit Plan. No such Benefit Plan (including any trust created thereunder), nor any trustee or administrator thereof, has engaged in any transaction prohibited by ERISA or any foreign law, or by Section 4975 of the Code, which could subject Seller, or such Plan to any penalty imposed under ERISA or any foreign law or to any tax imposed by Section 4975 of the Code or any foreign law or, if any such transaction has occurred, it has been corrected within the meaning of Section 4975 of the Code or such foreign law, and all applicable taxes and penalties with respect thereto have been paid. No "reportable event" as that term is defined in ERISA has occurred with respect to any of the Benefit Plans. No liability to the Pension Benefit Guaranty Corporation or comparable foreign authority has been or is expected to be incurred with respect to any of such Benefit Plans. Seller does not participate, maintain or contribute to (or within the preceding three years participated, maintained or contributed to) and has no liability or obligation under or with respect to any multi-employer plan governed by or subject to ERISA or any foreign law, nor has it participated, maintained, contributed or incurred any liability in respect of any thereof within the last three fiscal years. Seller has no liability or obligation with respect to any Benefit Plan or trust related thereto that may have been terminated prior to the date hereof.

(a) Seller has complied in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including those relating to hiring, wages, hours, collective bargaining and the payment and withholding of taxes, and has withheld all amounts required by law, regulation or agreement to be withheld from the wages or salaries of its employees and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. Seller has not engaged in any unfair labor practice, and there is no unfair labor practice, sexual harassment or other employment-related complaint pending, or, to the knowledge of Seller, threatened against Seller or any officer, director or employee thereof. There do not exist any pending workmen's compensation claims against Seller that are not adequately provided for by insurance, or any pending or, to the knowledge of Seller, threatened claims that the workplace of Seller is unsafe or that Seller has engaged in unfair labor practices, employment discrimination or wrongful discharge. No union, trade, guild or collective bargaining unit represents any employees of Seller, and no union organizing or election activities involving any non-union employees of Seller is now in progress or, to the best of Seller's knowledge, threatened.

5.15   Accounts Receivables.  All Receivables
constituting any part of the Purchased Assets have arisen only from bona fide transactions in the ordinary course of business and are collectible in accordance with their terms.

5.16   Environmental Matters.  (a)  As a result of
Seller's action or inaction, and to the best knowledge of Seller, no Hazardous Substance (as hereinafter defined) is present or at any time has been stored, treated, recycled, released, disposed of or discharged on, about, from or affecting the Properties in any material amounts, and Seller has no liability or potential liability which is based upon or related to the environmental conditions under or about the Properties.

(a)   Neither Seller nor, to the knowledge of
Seller, any prior or current owner, tenant or occupant of any of Properties, has received (i) any notification or advice from or given any report or notice to any governmental agency or authority involving the use, handling, transport, presence, spill, escape, leakage, release, remediation or clean-up of any Hazardous Substance on or about any of the Properties or caused by Seller or any affiliate of Seller or (ii) any complaint, order, citation or notice with regard to any emission, discharge, storage or disposal, any Hazardous Substance or any other environmental, health or safety matter affecting any of the Properties, or any property or location at any time occupied or used by any Seller, under any other federal, state or local law, ordinance, rule or regulation.

(b) To the best of Seller's knowledge, there are no fuel or gasoline storage tanks presently in use or at any time abandoned in, on or under any of the Properties. None of the Properties contains any asbestos or asbestos-containing materials.

(c) The term "Hazardous Substance" as used in this Agreement shall include, without limitation, gasoline, oil and other petroleum products, explosives, radioactive materials and related and similar materials, and any other substance or material defined as a hazardous, toxic or polluting substance or material by any federal, state or local law, ordinance, rule or regulation, including asbestos and asbestos-containing materials, PCBs and urea formaldehyde foam insulation.

5.17 SEC Filings. Seller has filed with the Securities and Exchange Commission (the "SEC") all notices, prospectuses, offering statements and registration statements required to be filed in connection with the offer or sale of securities by Seller under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder. All such notices, prospectuses, offering statements and registration statements comply in all material respects with the requirements of the Securities Act, and the rules and regulations promulgated thereunder, and such notices, prospectuses, offering statements and registration statements at the date of filing thereof with the SEC did not contain an untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made. In addition, Seller has filed with the SEC all reports and proxy statements required to be filed by Seller under the 1934 Act, and the rules and regulations promulgated thereunder, and such reports and proxy statements at the date of filing thereof with the SEC did not contain an untrue statement of any material fact nor omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. Seller has delivered to Buyer copies of (i) all notices, prospectuses, offering statements and registration statements filed with the SEC by Seller under the Securities Act since August 11, 1995; and (ii) all reports and definitive proxy statements filed with the SEC by Seller under the 1934 Act since such date.

5.18 Information Statement. (a) The information statement and related materials (collectively, the "Information Statement") to be prepared by Seller in accordance with Section
7.7 and used in connection with Seller's Special Meeting of Shareholders described in Section 7.8, relating to the authorization of this Agreement, the sale of the Purchased Assets and other transactions contemplated hereby (the "Special Meeting") will, when prepared by Seller and distributed to the shareholders, comply in all material respects with the provisions of the NYBCL and the 1934 Act and the rules and regulations promulgated thereunder and will not, at the time of the mailing of the Information Statement to the holders of capital stock of Seller (the "Shareholders") or at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, that Seller makes no representation with respect to information concerning Buyer supplied by Buyer to Seller for inclusion in the Information Statement. The manner and conduct of the Special Meeting by Seller shall comply in all material respects with the provisions of the NYBCL and the 1934 Act and the rules and regulations promulgated thereunder.

(a)   Set forth on Schedule 5.18 to the Disclosure
Schedule is a list of not more than ten (10) persons (within the meaning of Rule 14a-2(b)(2) promulgated under the 1934 Act), specifying the number of shares of Common Stock or Preferred Stock of Seller owned or believed by Seller to be controlled by each such person and the percentage ownership of each such person based on the number of shares entitled to be voted at the Special Meeting. Such persons are the owners of or control the vote of greater than two-thirds of the shares of capital stock of Seller entitled to vote at the Special Meeting and also the requisite number of shares of each class and series of capital stock of Seller entitled to vote thereat and have duly and validly approved at the Special Meeting the matters covered by the Information Statement, as required by the NYBCL, the Certificate of Incorporation of Seller and all applicable federal and state securities laws.

5.19   Customers and Suppliers.  Set forth in Schedule
5.19 of the Disclosure Schedule is a list of the names and addresses of the seven (7) largest customers and the ten (10) largest suppliers (measured by dollar volume of purchases or sales in each case) of the Business and the percentage of the business of the Business which each such customer or supplier represented during each of the years ended March 31, 1997 and 1996. Except as set forth in Schedule 5.19 of the Disclosure Schedule, there exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship of Seller with any supplier or customer listed such
Schedule 5.19.

5.20 Solvency. On the date hereof, the present fair saleable value of the assets of Seller, on a going-concern basis, exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they mature. After giving effect to the transactions contemplated hereby, Seller will have sufficient capital for it to carry on its business as proposed to be conducted, including its existing capital needs.

5.21 Disclosure. No representation or warranty by Seller contained in this Agreement nor any written statement or certificate furnished or to be furnished by or on behalf of Seller to Buyer in connection herewith contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained, under the circumstances under which made, not misleading or necessary in order to provide a prospective purchaser of the Purchased Assets with adequate information as to the operations of Seller, the Business and the Purchased Assets and Seller has disclosed to Buyer in writing all material adverse facts known to it relating to the same. The representations and warranties contained in this Agreement or any document delivered in connection with this Agreement shall not be affected or deemed waived by reason of the fact that Buyer and/or any of its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.

6

	Representations and Warranties of Buyer

		Buyer represents and warrants to Seller that:

6.1 	Organization and Standing.  Buyer is a corporation
duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

6.2 	Authority of Buyer.  The execution, delivery and
performance of this Agreement and all the agreements and instruments of Buyer relating hereto and the consummation of the transactions contemplated hereby shall have been duly authorized by all necessary corporate action on the part of Buyer at or prior to the Closing; this Agreement has been duly executed by a duly authorized officer of Buyer; and this Agreement and such agreements and instruments constitute the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms.

7

	Covenants of Seller

7.1 Conduct of Business. Without in any way limiting the provisions of Article 3 of this Agreement, during the period from the date of this Agreement to and including the Closing Date, Seller shall not take any action which might result in any material change in the operations of the Business or which might have a materially adverse effect on the value of the Purchased Assets or the Business other than changes made with the prior written consent of Buyer. Without limiting the generality of the foregoing, prior to the Closing, Seller will not, without the prior written consent of Buyer:

(a) dissolve, liquidate, merge or consolidate or sell or otherwise dispose of all or any substantial portion of its assets or obligate itself to do so, unless such transaction is specifically conditioned upon, and will not occur until after, the Closing, and will otherwise not involve or have any effect on or otherwise conflict with the Business or the transactions contemplated by this Agreement;

(b) sell, transfer, lease or otherwise dispose of any assets or properties of or related to the Business, or license any of the Programs;

(c) amend, modify, change, alter, terminate, rescind or waive any rights or benefits under any Contract;

(d) fail to maintain the Purchased Assets in reasonably good condition, repair and working order, reasonable and ordinary wear and tear excepted;

(e) perform, take any action or incur or permit to exist any of the acts, transactions, events or occurrences of a type which would be inconsistent with or render untrue any of the representations or warranties set forth in Section 5.6 hereof had the same occurred after the Balance Sheet Date and prior to the date hereof;

(f) cancel, compromise or modify or agree to cancel, compromise or modify any Receivable; or

(g) cancel any of the current insurance policies or any of the coverage thereunder maintained for the protection of any of the Purchased Assets or the Business, or the operation thereof.

7.2 Changes in Information. During the period from the date of this Agreement to the Closing Date, Seller shall give Buyer prompt written notice of any change in, or any of the information contained in, the representations and warranties made by it in or pursuant to this Agreement or the Disclosure Schedule or of any event or circumstance which if it had occurred on or prior to the date hereof, would cause any of such representations or warranties not to be true or correct.

7.3 Access to Information. During the period from the date of this Agreement to the Closing Date, Buyer and its counsel, accountants and other representatives shall be given, during normal business hours, full access to and copies of all of the books, tax returns, contracts, commitments, records, facilities and properties of Seller pertaining to the Business or constituting any part of the Purchased Assets, work papers of accountants of Seller pertaining to the Business and all personnel of Seller, and they shall be furnished with all such documents and information with respect to the affairs of Seller pertaining to the Business as may from time to time reasonably be requested, including without limitation, employee files, employee benefit files, contracts with the current customer and vendor base of the Business, projections of customer and vendor activities, all computer files, systems and records, leases, and accounts payable and receivable. Seller and its directors, officers and employees shall cooperate fully with Buyer's investigation, provided that Seller shall not be required to incur any out of pocket costs in connection therewith. Buyer will (and will cause its representatives to) maintain the confidentiality of the confidential information it receives from Seller, provided that such information may be disclosed (in confidence) to lawyers, accountants, prospective lenders and investors, and other persons or entities involved in the transactions, and that nothing herein shall prevent disclosure or use of any information as may be required by applicable law or that is at the date hereof or hereafter becomes generally available to and known by the public other than by reason of Buyer's breach of its obligations under this Section 7.3, or is or becomes available to Buyer on a non-confidential basis from a source that is not known by Buyer to be prohibited from disclosing such information pursuant to a confidentiality agreement with Buyer or its representatives. Notwithstanding the foregoing, Buyer shall be entitled to utilize all such confidential information in connection with its operation of the Business from and after the date hereof.

7.4 Confidentiality. Seller shall hold confidential all information disclosed to or obtained by it from or concerning Buyer or otherwise arising out of its negotiations with Buyer or investigations of Buyer and such information shall not be used or disclosed except in furtherance of the transactions contemplated herein or as otherwise required by law.

7.5 Preservation of Business. During the period from the date of this Agreement to the Closing Date, Seller shall use its best efforts to preserve intact the present goodwill of Seller and the relationships of Seller with customers, dealers, OEMs, VARs, suppliers, creditors, distributors, consultants, governmental authorities and others having business relations with it and the present business organization and personnel of such Seller. Seller shall cause to be paid before they become delinquent all taxes, assessments, and governmental charges or levies imposed prior to the Closing Date upon its business or properties and all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, and other similar persons asserted prior to the Closing Date which, if unpaid, might result in the creation of a Lien upon any Purchased Assets or otherwise have an adverse effect on the conduct the Business.

7.6 	Employees.  (a)  Buyer has no obligation to employ
any of Seller's employees in its business following the date hereof or the Closing Date. Notwithstanding any offer or determination to so employ any employee, Buyer shall not be obligated to maintain any employee for any specific length of time and, except as otherwise provided by the Employment Agreements, all such employees shall be employees at will.

(a) Seller shall promptly pay all amounts due and payable to, or accrued in respect of, its employees in the nature of wages, commissions, salary, insurance and other benefits (including accrued vacation and sick pay and unearned bonuses), and shall pay all withholding tax and similar obligations in each case with respect to all employees of Seller and all periods ending on or prior to the Closing Date, and with respect to the Designated Employees, for all periods ending on or prior to the date hereof.

(b) 	Seller shall be solely responsible for, and
shall indemnify and hold harmless Buyer from and against, any and all claims and obligations, if any, for severance pay, termination pay and other benefits arising or claimed to arise out of (i) the termination of employment of any employee of Seller on or prior to the Closing Date, and with respect to the Designated Employees, on or prior to the date hereof, (ii) the effect of the transactions contemplated by this Agreement on the employment status of any of the employees of Seller, including the Designated Employees and any others which may hereafter be employed by Buyer, and/or (iii) the termination of employment with Buyer within 120 days after the Closing Date of any employee, including the Designated Employees, who prior to the Closing Date (or the date hereof in the case of the Designated Employees) was an employee of Seller and thereafter becomes an employee of Buyer (in this latter case to the same extent as if any such employee were then still employed by Seller, but only with respect to such severance pay, termination pay or other benefits which arise or are claimed to arise out of the employee's employment with Seller).

(c) 	Nothing in this Section 7.6 or elsewhere in
this Agreement, express or implied, shall be construed to confer any rights or remedies on any employee of Seller. All liabilities of Seller under this Section shall constitute Excluded Liabilities.

7.7 Preparation of Information Statement; Action by Shareholders. (a) Seller shall prepare the Information Statement as promptly as possible after the date hereof and shall cause the preliminary Information Statement to be filed with the SEC within fourteen (14) days after the date hereof. Seller shall submit the proposed Information Statement to Buyer and its counsel not less than two days prior to submitting the Information Statement to the SEC or the Shareholders. Buyer shall promptly furnish Seller with such information concerning Buyer as Seller shall reasonably request for inclusion in the Information Statement, and Seller shall be responsible for all other information included therein. Seller shall cause to be distributed to the Shareholders of record as of the record date for the Special Meeting, in accordance with the applicable regulations of the SEC and the applicable provisions of the NYBCL, a copy of the Information Statement filed by Seller with and cleared by the SEC. Seller shall use commercially reasonable efforts to mail the Information Statement to Shareholders on or before May 16, 1997. If prior to the Closing Date either Seller or Buyer determines that the Information Statement needs to be amended or supplemented in order to comply with the 1934 Act or the rules and regulations promulgated thereunder or for Seller's representations or warranties in Section 5.18 to be correct, Buyer or Seller, as the case may be, shall notify the other of such determination and shall deliver to the other such amendment or supplement as such party believes is necessary to comply with the applicable regulations of the SEC and to make such representation and warranty correct. Seller shall consider all such amendments proposed by Buyer, and shall cause all such amendments or supplements that the parties reasonably believe are necessary to be mailed to the Shareholders as soon as practicable after such delivery.

(a) Seller shall, through its Board of Directors, recommend to the Shareholders the adoption of this Agreement and approval of all matters contemplated by or in furtherance of this Agreement to be acted on at the Special Meeting, and shall use all reasonable efforts to make the actions contemplated by the Special Meeting to be effective on or before June 20, 1997.

7.8 Information Provided to Shareholders. Between the date of this Agreement and the Closing Date, Seller shall deliver to Buyer true and correct copies of all information, materials, notices, mailings and other written communications sent by Seller to its Shareholders or any class or series thereof contemporaneously with the distribution thereof.

7.9 	Interim Financial Statements.  Seller shall cause
to be promptly prepared and delivered to Buyer promptly upon completion (but no later than May 31, 1997), income statements and balance sheets of Company for its fiscal quarter ending March 31, 1997 (the "Interim Financial Statements"). The Interim Financial Statements shall be prepared in a manner consistent with the Financial Statements and in accordance with generally accepted accounting principles, but need not be audited. The Interim Financial Statements, when delivered to Buyer, shall be deemed "Financial Statements" for purposes of Section 5.4 hereof and the representations and warranties set forth in Section 5.4 hereof shall be deemed to apply with equal force and effect as of the date of such delivery and as of the Closing Date to the Interim Financial Statements.


8

	Further Agreements.

8.1 Sales and Other Taxes. Seller shall pay all sales tax, transfer tax, intangibles tax, filing fees, recording and registration fees and similar government charges applicable to the transactions contemplated by this Agreement, including, without limitation, all taxes and charges payable, if any, upon the transfer of title to any Purchased Assets. Buyer and Seller will cooperate to prepare and file with the proper public officials, as and to the extent available and necessary, all appropriate sales tax exemption certificates or similar instruments as may be necessary to avoid the imposition of sales, transfer and similar taxes on the transfer of Purchased Assets pursuant hereto.

8.2 Brokerage and Finder's Fee. Buyer represents and warrants to Seller and Seller represents and warrants to Buyer, that no person is entitled to any brokerage commissions or finder's fees in connection with the transactions contemplated by this Agreement as a result of any action taken by it or any of its affiliates, officers, directors or employees.

8.3 Referral. Seller shall use its best efforts to refer all requests for and forward all orders for products to Buyer at such telephone number and address as Buyer from time to time informs Seller. Seller and Buyer shall each attempt in good faith to direct or deliver to the other all incoming mail, telephone or other communications or deliveries which are not received by the appropriate party (that is, Buyer in the case of matters or materials pertaining to the Business and Seller in the case of all other matters or materials).

8.4 Break-up Fee. (a) In addition to, and without limiting any of Buyer's rights under or pursuant to this Agreement and the transactions contemplated hereby, subject to and upon the occurrence of a "Break-up Event" (as defined in Subsection 8.4(b) below) on or prior to the expiration of one hundred and eighty
(180) days from the date hereof, Seller shall pay, in immediately available funds, to Buyer, at the offices of its counsel in New York, New York, the "Break-up Fee" specified in subsection 8.4(c) hereof.

(a)   The following shall each be a "Break-up Event":

(i) Seller (or any successor, assign, trustee or custodian thereof) shall execute or the Board of Directors of Seller shall authorize or approve (with or without and whether or not subject to, diligence, financing or other conditions), or publicly announce or confirm an agreement with any group, entity or person other than Buyer providing for the acquisition of all or any portion of the Purchased Assets by such other party, whether by merger, purchase of assets or stock, purchase of claims against Seller or its estate, plan of reorganization, liquidation or otherwise;

(ii)   A Change of Control of Seller shall
occur. For purposes of this paragraph, "Change of Control" shall mean:

(A)   a stock purchase of any "person" or
"entity" (as such terms are used in Sections 13(d) and 14(d)
(2) of the Securities Exchange Act of 1934, as amended) who then owns or by virtue of such purchase becomes the beneficial owner of, directly or indirectly, voting securities of Seller or of any of the subsidiaries, or rights or options with respect thereto or securities convertible into or exchangeable for any of same, representing 25% or more of the combined voting power of the then outstanding voting securities of Seller or any of its subsidiaries, and such person or entity does not sign a Voting Agreement referred to in Section 3.1(c) hereof;

(B) any change in the composition of the Board of Directors of Seller in any period which involves a majority of such directors and such new Board of Directors does not approve or otherwise seeks to repudiate the transactions contemplated by this Agreement, or

(C) any proxy, voting trust, or any
voting or other agreement by any of the shareholders signing this Agreement, or any management agreement, having the effect of transferring the power or authority (whether or not exercised) to influence control (affirmatively or negatively) over Seller, a subsidiary or its operations, where such agreement seek to repudiate or would have the effect of repudiating the transactions contemplated by this Agreement.

(iii)   Shareholder Authorization shall not be
obtained prior to July 17, 1997 (the "Break-up Date"), provided, however, that this subsection (iii) shall not be a "Break-up Event" if (A) Shareholder Authorization is not obtained by such date because the SEC had delayed the release by Seller of the Information Statement to its shareholders to a date less than twenty (20) days prior to the Break-up Date, and (B) such Information Statement was filed by Seller not later than fourteen
(14) days following the date hereof and Seller had made diligent efforts to timely respond to all SEC comments given in respect thereof, if any.

(b) The Break-up Fee shall be $250,000; provided, that the obligation of Seller to pay such Break-up Fee shall be subject to the satisfaction of the following conditions:

(i)   Buyer shall not have theretofore
exercised any right or stated its intent to terminate or not to perform this Agreement, except as a consequence of the failure of Seller to perform its obligations hereunder;

(ii)   the representations and warranties of
Buyer contained in this Agreement shall have been true and correct in all material respects and Buyer shall have performed all of its obligations under the this Agreement to the extent required to be performed on or prior to the date of the Break-up Event; and

(iii)   consummation of the transaction
contemplated thereby shall not have been prevented by the failure of any condition to the obligations of Seller set forth in the this Agreement to have been satisfied as a consequence of any act or omission by Buyer.

(c)   The obligations of Seller to pay the Break-up
Fee shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which Seller may have against Buyer or any principal thereof, or anyone else. Neither Buyer nor any principal thereof shall be required to mitigate its or his damages. The Break-Up Fee shall not constitute liquidated damages and shall be in addition to, and without limiting any of Buyer's rights under or pursuant to this Agreement and the transactions contemplated hereby, and shall be in addition to any other remedies that Buyer may have at law, in equity or otherwise.

(d)   If a Break-up Event occurs, Buyer shall
nevertheless continue to enforce its rights under this Agreement and be entitled to make competing bids for any or all of the business Seller (and to present the relative merits of bids it may make to parties in interest), but in the event that Buyer is the successful bidder, then Buyer shall not be entitled to the Break-up Fee.

8.5 No Shop. From the date hereof until the expiration of the "Restricted Period" described below, (a) Seller agrees, directly or indirectly, without Buyer's prior written consent, that it shall not and shall not permit any subsidiary to (i) offer or convey, sell or license any of the Purchased Assets or the Business, (ii) issue, sell or purchase any shares of any class or series of any of the issued and outstanding capital stock of Seller or any security convertible into or exchangeable for such stock or any option or warrant with respect to such stock (except options granted under existing stock option plans and shares of Seller capital stock issuable upon the exercise or conversion of options, rights, or securities presently outstanding), or
(iii) merge or consolidate with another entity, and (b) Seller will not solicit, entertain, continue, respond to or encourage inquiries or proposals, or enter into, pursue, or carry on any discussions or negotiations, with respect to any transaction of the type referred to in clause (a) above with any person or entity other than Buyer. Seller will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore in respect of any such transaction. Seller will promptly advise Buyer of the identity of any offeror and communicate to Buyer the terms of any oral inquiry or proposal which it may receive and deliver to Buyer a copy of any such offer in writing. Without limiting the rights of Buyer to pursue any remedies, the parties agree that damages are not an adequate remedy for a breach of this Section and that the obligations hereunder may be specifically enforced. The "Restricted Period" shall continue until the expiration of the earlier of (a) one hundred and eighty (180) days after the date of the execution and delivery of this Agreement by all parties and
(b) the Closing. Notwithstanding the foregoing, Seller shall be entitled to enter into any of the foregoing transactions, provided that such transaction is specifically conditioned upon, and will not occur until after, the Closing, and will otherwise not involve or have any effect on or otherwise conflict with the Business or the transactions contemplated by this Agreement.

8.6 OEM License. Subject to the terms of this Agreement and the schedules and exhibits hereto, including, without limitation, the Non-Compete Agreement, from and after the Closing, Buyer agrees to grant to Seller, on a product-by-product basis, an OEM license (an "OEM") to utilize the COPERNICUS programs in a non-competitive software product to be developed or sold by Seller (a "Product"), provided that (a) any such OEM shall be on substantially similar terms and conditions as Buyer's arrangements with its other OEM's and otherwise on Buyer's standard form and (b) Buyer shall have the right to refuse to grant to Seller a OEM for any reasonable business reason, including, without limitation, any of the following:

(i)   the proposed Product is not consistent
with Buyer's business plan or relates to an area or field in which Buyer does not wish its products utilized;

(ii) Buyer desires to enter the market with a product similar to the Product;

(iii)   Buyer has previously granted, or
desires to grant, an OEM to an alternative vendor for a similar product or related field;

(iv)   Buyer does not wish to do business with
any party affiliated or involved with Seller in the development or sale of the Product for any reason whatsoever;

(v)   Seller's financial status is below the
standard required by Buyer for its VARs, OEMs or distributors, or
Buyer believes, in its sole discretion, that Seller's financial situation at such time not sufficient to provide adequate support for the Product; or

(vi)   Buyer, in its sole discretion, believes
the Product or any potential use thereof to be competitive with any product sold or licensed by Buyer or otherwise competitive with Buyer's business.

(A) Buyer, or any of its subsidiaries, shall become subject to the reporting requirements of the Securities Exchange Act of 1934,
(B) Buyer shall effect a sale of the assets of or relating to the COPERNICUS programs, (C) any person who is not a stockholder of Buyer as of the Closing (or any affiliate of any such stockholder) shall hold 25% or more of the equity of Buyer or (D) Buyer shall have tendered to Seller the Termination Payment (as defined in Schedule 2.1(c) hereto).


9

9.1 	Obligation to Indemnify.  (a)  Buyer hereby assumes
and agree to save, indemnify and hold harmless Seller from and against, and shall on demand reimburse Seller for:

(i)   any and all loss, liability, damage or
deficiency suffered or incurred by Seller by reason of any misrepresentation or breach of warranty by Buyer or nonfulfillment of any covenant or agreement to be performed or complied with by Buyer under this Agreement or in any agreement, certificate, document or instrument executed by Buyer and delivered to Seller pursuant to or in connection with this Agreement; and

(ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees, incident to any of the foregoing, or reasonably incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this Section 9.1(a).

(b) Seller hereby assumes and agrees to save, indemnify and hold harmless Buyer from, against and in respect of, and shall on demand reimburse Buyer for:

(i)   any and all loss, liability, damage or
deficiency suffered or incurred by Buyer by reason of any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement to be performed or complied with by Seller under this Agreement or any agreement, certificate, document or instrument executed by Seller and delivered to Buyer pursuant to or in connection with this Agreement;

(ii)   any and all loss, liability, damage,
cost or expense suffered or incurred by Buyer in respect of or in connection with any and all debts, liabilities and obligations of, and any and all violation of laws, rules, regulations, codes or orders by Seller, direct or indirect, fixed, contingent, legal, statutory, contractual or otherwise, which exist at or as of the Closing Date or which arise after the Closing Date but which are based upon or arise from any act, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then known, due or payable, except to the extent specifically assumed by Buyer under the terms of this Agreement;

(iii)   any and all loss, liability, damage,
cost or expense suffered or incurred by Buyer based on or arising out of the infringement or alleged infringement of any of the Programs as they exist on the date hereof of the proprietary rights of any third party (provided that any such claim pursuant to this subparagraph (iii) is made within three years of the date hereof);

(iv)   any and all loss, liability, damage,
cost or expense suffered or incurred by Buyer based on or arising out of any defective or allegedly defective product or service warranty and/or third party liability claims (whether alleged in contract, tort, strict liability or otherwise), which exist at or as of the Closing Date or which arise after the Closing Date but which are based upon or arise from any act, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the Closing Date, including, without limitation, any products manufactured, assembled, sold or distributed by Seller or its predecessors in interest at any time;

(v) any and all loss, liability, damage, cost or expense suffered or incurred by Buyer based on or arising from
(A) the presence of any Hazardous Substance on or about any premises occupied by Seller or any hazardous discharge on or prior to the Closing Date, and/or any environmental complaint, and/or the failure to obtain any license or permit required in connection with any Hazardous Substance or hazardous discharge or the retention, disposal, treatment or use thereof, and/or arising out of any noncompliance with any environmental, health or safety law, ordinance, rule or regulation (each, an "Environmental Requirement"), in each case, based on or arising from any act, transaction, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then known,
(B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any hazardous discharge, the presence, use, disposal or treatment of a Hazardous Substance, or noncompliance with any Environmental Requirement, on or prior to the Closing Date, and/or (C) any environmental complaint and/or any demand of any government agency or authority prior to, on or after the Closing Date which is based upon or in any way related to any hazardous discharge, the presence, use, disposal or treatment of a Hazardous Substance, and/or noncompliance with any Environmental Requirement on or prior to the Closing Date, and including, without limitation and in each such case under this clause (v), the reasonable costs and expenses of all remedial action and clean-up, attorney and consultant fees, investigation, sampling and laboratory fees, court costs and litigation expense and costs arising out of emergency or temporary assistance or action undertaken by or as required by any duly authorized regulatory body in connection with any of the foregoing;

(vi)   any and all taxes, including, without
limitation, income, franchise, property, sales, use, added value, employees' income withholding and social security taxes, and all assessments or governmental charges imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by Seller in connection with or arising out of the operation of Seller's business on or prior to the Closing Date and all interest and penalties thereon;

(vii)  any and all loss, liability, damage,
cost or expense suffered or incurred by Buyer by reason of any claims of or entitlements to severance pay, termination pay and/or other benefits arising or accruing or claimed to arise or accrue with respect to any employee of Seller, whether by reason of or in connection with any of the transactions contemplated by this Agreement or otherwise to the extent based on any employment of such employee by Seller; and

(viii)   any and all actions, suits,
proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable attorneys' fees, incident to any of the foregoing or reasonably incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this Section 9.1(b).

9.2 	Survival and Other Matters.  Each representation,
warranty, indemnity, covenant and agreement of each of the parties hereto shall survive the Closing; provided, however, that no party shall be entitled to assert claims against the other for misrepresentations or breach of warranty under or pursuant to this Agreement unless the party asserting such claim shall notify the other in writing of such claim within three (3) years after the Closing Date; provided, further, that the foregoing limitation on the survival of representations and warranties shall not apply to any of the representations and warranties in Sections 5.2, 5.7(a),
5.13 and 5.16 hereof.

9.3 	Offsets.  Without limiting its other rights and
remedies, Buyer shall have the right to set off the amount of any claims reasonably asserted by Buyer in good faith that it is entitled to a deduction or setoff in respect of any obligation under Section 9.1(b) or otherwise under this Agreement against the Closing Payment, the Escrow Fund and/or, under any instrument or agreement executed and delivered by Buyer in accordance with or as contemplated by this Agreement, including, without limitation, the License Agreement and the Royalty, in each case at the option of Buyer, in such order as Buyer shall determine. No such setoff shall constitute a default under this Agreement or otherwise, it being agreed that Buyer shall have a period of ten (10) days after the final and binding resolution of all such good faith claims and/or disputes relating to such non-payment to pay the amounts determined as a result of such resolution to be due and payable. If it shall be determined that Buyer improperly (despite Buyer's good faith belief that such setoff was proper) withheld any payment under this Section, such amount shall bear interest at the rate of ten percent (10%) per annum from the date such amount was due. The remedies provided for in this Agreement are not exclusive and shall be in addition to any other remedies that Buyer may have at law, in equity or otherwise.

10

	Miscellaneous

10.1 	Specific Performance.  Seller agrees that the
Purchased Assets are unique property that cannot be readily obtained on the open market and that Buyer will be irreparably injured if this Agreement is not specifically enforced.
Therefore, Buyer shall have the right specifically to enforce the performance of Seller under this Agreement without the necessity of posting any bond or other security, and Seller hereby waives the defense in any such suit that Buyer has an adequate remedy at law and agree not to interpose any opposition, legal or otherwise, as to the propriety of specific performance as a remedy. The remedy of specifically enforcing any or all of the provisions of this Agreement in accordance with this Section 10.1 shall not be exclusive of any other rights which Buyer may have to terminate this Agreement, or of any other rights or remedies which Buyer may otherwise have under this Agreement or otherwise, all of which rights and remedies shall be cumulative.

10.2 	Binding Agreement; Assignment.  All the terms and
provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement and all rights of Buyer shall be assignable to one or more subsidiaries or affiliates of Buyer. Such assignment shall not relieve Buyer of its obligations hereunder.

10.3 No Public Announcement. No party hereto shall, without the prior written approval of all of the other parties, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that Buyer or Seller shall be so obligated by law or the rules of any stock exchange, in which case such party shall so advise the other party and Buyer and Seller shall use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued; provided that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with accounting and SEC disclosure or reporting obligations.

10.4 	Law To Govern.  This Agreement shall be construed
and enforced in accordance with the internal laws of the State of New York, without regard to principles of conflict of laws.

10.5 	Notices.  All notices shall be in writing and shall
be deemed to have been duly given to a party hereto if delivered personally, then on the date of such delivery, or on the fifth day after being deposited in the mail if mailed via registered or certified mail, return receipt requested, postage prepaid, or on the next business day after being sent by recognized national overnight courier services, in each case, to such party, at the following respective addresses:

if to Seller, to:

New Paradigm Software Corp.
733 Third Avenue
New York, New York  10017
Attention:  President

with a copy to:

Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, New York  10112
Attention: Arthur Mitchell, Esq.

if to Buyer, to:

VIE Systems, Inc.
51 John F. Kennedy Parkway
Short Hills, New Jersey  07078
Attention:  Mr. Eric LeGoff

with a copy to:

Golenbock, Eiseman, Assor & Bell
437 Madison Avenue
New York, New York  10022
Attention:  A.C. Peskoe, Esq.

or to such other address as any such party may designate in writing in accordance with this Section 10.5.

10.6 	Fees and Expenses.  Except as expressly set forth
in this Agreement, each of the parties shall pay its own fees and expenses with respect to the transactions contemplated hereby.

10.7 	Entire Agreement.  This Agreement sets forth the
entire understanding of the parties hereto in respect of the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto. This
Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

10.8 	Waivers.  The failure by any party to this
Agreement to comply with any of its obligations hereunder may be waived by any Seller in the case of a default by Buyer and by Buyer in case of a default by Seller. No waiver shall be effective unless in writing and signed by the party granting such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

10.9 	No Third-Party Beneficiaries.  Nothing herein,
express or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any rights, remedies or other benefits under or by reason of this Agreement or any documents executed in connection with this Agreement.

10.10 	Counterparts.  This Agreement may be executed in
any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

10.11 	Headings.  The Section and paragraph headings
contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections and paragraphs.

		IN WITNESS WHEREOF, the parties have duly executed this
Agreement as of the date first above written.

                                 NEW PARADIGM SOFTWARE CORP.




	By:________________________


                                 VIE SYSTEMS, INC.




	By:________________________

Exhibit 1.1


BILL OF SALE



		THIS BILL OF SALE ("Bill of Sale"), dated
, 1997, is entered into by
and between VIE Systems, Inc., a Delaware corporation (the "Buyer"), and New Paradigm
Software Corp., a New York corporation ("Seller") pursuant to the terms of the Agreement of Purchase and Sale of Assets (the "Agreement"), dated as of May ____, 1997, by and among Buyer and Seller.

Capitalized terms used herein shall have the same meanings and definitions as set forth in the Agreement, unless otherwise specifically defined in this Bill of Sale.

KNOW ALL MEN BY THESE PRESENTS, that pursuant to the terms and conditions of the Agreement and for the consideration set forth therein, the receipt and sufficiency of which are hereby acknowledged, Seller hereby grants, conveys, assigns, transfers and delivers to Buyer all of Seller's right, title, interest and benefit, of whatever kind and nature, in and to the Purchased Assets and excepting only those assets listed on Schedule A hereto (the
"Excluded Assets"), free and clear of any liens, charges and encumbrances of any nature whatsoever.

		TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns forever.

		All of the terms and provisions of this Bill of Sale will be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

		Seller hereby constitutes and appoints Buyer, and its successors and assigns, the true and lawful attorney or attorneys of Seller, with full power of substitution, in the name of Buyer or in the name of Seller, by and on behalf of and for the sole benefit of Buyer, its successors and assigns, to demand and receive from time to time any and all of the Purchased
Assets, and from time to time to institute and prosecute, in the name of Seller or otherwise, any and all proceedings at law, in equity or otherwise, which Buyer or its successors or assigns, may deem necessary or desirable in order to receive, collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets hereby transferred, assigned and conveyed to Buyer and to defend and compromise any and all actions, suits or proceedings in respect thereof and to do all such acts and things and execute any instruments in relation thereto as Buyer or its successors or assigns shall deem advisable. Without limitation of the foregoing, Seller hereby authorize any officer of Buyer to endorse or assign any instrument, contract or chattel paper relating to the Purchased Assets. Seller agrees that the foregoing appointment made and the powers hereby granted are coupled with an interest and shall be irrevocable.

		Notwithstanding the foregoing, no provision of this Bill of Sale shall in any way modify, replace, amend, change, rescind, waive or in any way affect the express provisions
(including the warranties, covenants, agreements, conditions, representations or any of the obligations and indemnifications, and the limitations related thereto) set forth in the Agreement, this Bill of Sale being intended solely to effect the transfer of property sold and purchased pursuant to the Agreement in accordance with the Agreement.

		IN WITNESS WHEREOF, each of the parties hereto has executed this Bill of
Sale on the date first above written.


VIE SYSTEMS, INC.



By:_________________________________
Name:
   Title:


NEW PARADIGM SOFTWARE CORP.



By:_________________________________
Name:
   Title:

	Schedule 2.1(c)

	The Royalty



		Subject to and upon the terms and conditions of this
Agreement, Buyer shall pay to Seller a Royalty, determined and payable as follows:

1   Calculation of the Royalty.  The Royalty shall be
equal to five percent (5%) of "Net Revenue" of Buyer commencing on and after the first anniversary of the Closing Date. For purposes hereof, "Net Revenue" shall be equal to the amount of cash received and retained by Buyer from the sale, license and distribution of the computer programs known and/or marketed as "COPERNICUS" software (the "COPERNICUS Programs"), less the sum of
(i) any applicable credits, discounts and rebates, including, but not limited to, quantity, dealer, distributor and promotional credits, discounts, adjustments and rebates, and (ii) taxes (such as sales, use or similar taxes) paid or payable by Buyer in connection with such sale or license. If Buyer refunds or issues a credit memo on a customer's price due to customer dissatisfaction or other valid reason, this negative price shall result in a reduction in Net Revenue and therefore a reduction of the Royalty due to Seller. If any COPERNICUS Program is included by Buyer in a program or combination of programs, the aggregate functionality of which extends beyond such COPERNICUS Program, and which additional functionality is either (l) distinct from the collective functionality of the COPERNICUS Program, and/or (2) separately available from Buyer and/or any person other than Buyer (without royalty payable hereunder), then the Net Revenue attributable to the sale, license or distribution of such product shall be proportionately allocated among all significant components of such combination product. From and after the Closing Date, Buyer agrees not to materially alter its pricing policies with respect to the sale, license or distribution of the COPERNICUS Programs for purposes of reducing or otherwise negating its obligation to pay the Royalty to Seller (for example, by increasing its charges for maintenance fees or consulting services at the expense of license fees so as to reduce the Net Revenue calculation).

2   Payment of the Royalty.  The Royalty shall be paid
to Seller on a quarterly basis, within fifteen (15) days following the close of each calendar quarter commencing with the first calendar quarter following the first anniversary of the Closing Date (each such payment being referred to herein as a "Royalty Payment"). If Seller shall so request in writing, Buyer shall provide Seller with a statement setting forth the basis for determination of a Royalty Payment in respect of the period or periods referenced in such request. Buyer shall, at Seller's sole cost and expense, permit Seller access, during normal business hours and on reasonable notice, to those records of Buyer relevant to the calculation of any such Royalty Payment and shall retain such records for a period of two years after the close of the fiscal quarter in which a Royalty Payment is due. Seller shall keep all such information confidential and not use it for any purpose other than for determining compliance with this Agreement.


3   Audit.  Seller shall be entitled to have the
applicable books and records of Buyer examined for purposes of showing compliance with this Agreement (an "Audit") by an independent public accountant mutually acceptable to the parties hereto, who shall have access to such records during normal business hours. If Buyer and Seller are unable to agree on the choice of an accounting firm, they will select by lot a nationally-recognized firm of independent certified public accountants (after excluding Buyer's and Seller's regular outside accounting firm). The fees expenses of the accounting firm shall be borne by Seller unless the firm's determination of the Royalty payable in respect of the period that is subject to the Audit exceeds the Royalty calculated as payable by Buyer by 5% or more.
 Seller shall not be entitled to conduct an Audit more than once in any calendar year.

4   Royalty Termination Right.  Notwithstanding anything
to the contrary contained herein, Buyer shall have the right, in its sole and absolute discretion, to cause an immediate termination its obligation to pay any future Royalty to Seller hereunder, if at any time on or prior to the fourth (4th) anniversary of the Closing Date, Buyer provides written notice to Seller of its intention to effect its termination right hereunder and pays to or for the benefit of Seller, together with such termination notice, an amount equal to the greater of (a) all Royalties previously paid to Seller (or accrued as payable as of the date of such notice) pursuant to the provisions of this
Schedule 2.1(c) and (b) $1,000,000 (the "Termination Payment"). Seller shall have the obligation to accept such Termination Payment when tendered. Upon tendering of the Termination Payment, Buyer's obligation to pay any Royalty accruing from and after the date the Termination Payment is tendered to Seller shall immediately cease and be of no further force or effect.

5   Sale of the COPERNICUS Programs.  (a)  In the event
that at any time prior to the fourth (4th) anniversary of the Closing Date, Buyer shall transfer to an unrelated third party all of its rights and interest in and to the COPERNICUS Programs, and such purchaser does not assume, by operation of law or otherwise, the Royalty obligations hereunder, Buyer shall be required to pay to Seller, on or prior to the closing of such sale transaction, an amount equal to the Termination Payment.

 .1   In the event that at any time following the
fourth (4th) anniversary of the Closing Date, Buyer shall transfer to an unrelated third party all of its rights and interest in and to the COPERNICUS Programs, and such purchaser does not assume, by operation of law or otherwise, the Royalty obligations hereunder, Buyer shall be required to pay to Seller, on or prior to the closing of such sale transaction, an amount equal to the greater of (i) the Termination Payment and (ii) five percent (5%) of the consideration actually received by Buyer for the COPERNICUS Programs in connection with such sale.

6   Offset Right.  The provisions of this Schedule
2.1(c) are subject to the provisions of Section 9.3 of the Agreement.

schedule 2.1 Escrow Agreement

	INDEMNIFICATION ESCROW AGREEMENT



		AGREEMENT dated as of _______, 1997, among VIE
Systems,
Inc., a Delaware corporation ("Buyer"), having offices at
                                  and New Paradigm Software
Corp.,
a New York corporation ("Seller"), having offices at
                               , and Golenbock, Eiseman,
Assor &
Bell, having offices at 437 Madison Avenue, New York, New
York
10022 (the "Escrow Agent"). Buyer and Seller are hereinafter sometimes referred to as the "Parties".

	W I T N E S S E T H:

		WHEREAS, pursuant to that certain Agreement of Purchase and Sale of Assets, dated as of __________, 1997 (the "Purchase Agreement"), among Buyer and Seller, Buyer is concurrently herewith purchasing from Seller the Purchased Assets, with any capitalized term used herein but not otherwise defined having the meaning ascribed to such term in the Purchase Agreement.

		WHEREAS, pursuant to Section 2.1(b) of the Purchase Agreement, the Parties have agreed that on the date hereof, $200,000 of the Purchase Price shall be deposited into escrow upon the terms stated herein.

		WHEREAS, the Parties desire to establish with the Escrow Agent the escrow contemplated by the Purchase Agreement.

		NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. The Parties hereby appoint and designate the law firm of Golenbock, Eiseman, Assor & Bell as the Escrow Agent for the purposes herein set forth, and the Escrow Agent hereby accepts such appointment, subject to and in accordance with the provisions of this Escrow Agreement.

2. Deposit. Seller hereby authorizes Buyer to deliver to the Escrow Agent on behalf of Seller, simultaneously with the execution and delivery of this Agreement and as partial payment of the Purchase Price under the Purchase Agreement, $200,000 (such amount, or any future balance thereof, being referred to herein as the "Escrow Fund"), to be held in accordance with the terms of this Agreement in an account of (the "Escrow Account").

		3.  Claims Procedure.

3. 1 Notice of Claims. At any time prior to the Second Escrow Termination Date (as hereinafter defined), Buyer may give notice to the Escrow Agent and Seller that pursuant to the terms of the Purchase Agreement Buyer is asserting a claim ("Claim") against Seller. Such notice shall constitute the assertion of such Claim by Buyer against the Escrow Fund held in escrow hereunder. Buyer shall be entitled to make or assert a Claim under the Purchase Agreement, including, without limitation, that it is entitled to (a) reimbursement for amounts paid to suppliers, vendors, licensees or licensors of Seller of or related to the Purchased Assets and/or the Business in respect of pre-Closing Date liabilities of Seller pursuant to Section 1.4(b) of the Purchase Agreement, or (b) indemnification under the Purchase Agreement. Upon the receipt of such notice of a Claim by the Escrow Agent, the Escrow Agent shall hold in escrow hereunder such portion of the Escrow Fund as shall equal the amount of such Claim and all other pending Claims hereunder. Notice of a Claim given to the Escrow Agent and Seller pursuant to this Section 3.1 shall briefly set forth the basis of the Claim and, if then determinable by Buyer, a reasonable estimate of the amount thereof, which estimate may include an estimate of attorneys', accountants' and other fees to be incurred to resolve such Claim. If the estimated amount of a Claim is not set forth in the notice of the Claim given to the Escrow Agent and Seller, Buyer will give a further notice to the Escrow Agent and Seller setting forth Buyer's estimate of the amount of such Claim promptly after it is reasonably able to make such estimate.

3.2 Objection; Delivery. For a period of ten (10) days after the giving of any such notice of Claim to Seller, the Escrow Agent shall make no payment of any of the Escrow Funds in respect thereof unless the Escrow Agent shall have received written authorization from Seller to make such payment with respect to such Claim. After the expiration of such ten (10) day period, the Escrow Agent shall, to the extent of the Escrow Fund, make payment to Buyer of the amount stated in the notice of such Claim given by Buyer pursuant to Section 3.1 hereof, unless prior to the expiration of such ten-day period the Escrow Agent and Buyer have received written notice from Seller that it disputes the Claim. In the event of a payment to Buyer, the Claim shall be deemed to have resulted in a determination in favor of Buyer, solely for purposes of delivery of the Escrow Fund to Buyer. Any such written objection by Seller shall specify the amount stated in the notice of Claim, if any, Seller agrees Buyer is entitled to in respect of any such Claim. In the event of such specification by Seller, the Escrow Agent shall, to the extent of the Escrow Fund, make payment to Buyer of the amount agreed to by Seller in such notice.

			3.3 Determination of Claims. In case Seller shall, in the manner provided in Section 3.2 hereof, object in respect of any Claim (or any portion thereof) made by Buyer, then Seller and Buyer shall, within the seven (7) day period beginning on the date of the receipt by Buyer of such written objection, attempt in good faith to agree upon the rights and obligations of the respective parties with respect to such Claim and how such Claim shall be paid. If Seller and Buyer so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties. The Escrow Agent shall be entitled to rely on any such memorandum and shall, to the extent of the Escrow Fund and the direction in such memorandum, make payment to Buyer as provided in such memorandum. If Seller and Buyer fail to so agree, such dispute shall be settled either by (a) mutual agreement of Buyer and Seller, evidenced by single written instructions to the Escrow Agent, (b) a binding and final arbitration award, provided the parties have agreed in the Purchase Agreement or otherwise to arbitration with respect to the matters in dispute, or (c) a final judgment, order or decree of a court of competent jurisdiction in the United States of America (the time for appeal therefrom having expired and no appeal having been perfected), all costs and expenses of which (including reasonable attorneys' fees) shall be borne by the party against whom the dispute is settled as aforesaid. Buyer and Seller agree to proceed in good faith and use their best efforts to resolve any disputes hereunder in a timely and commercially reasonable manner. The Escrow Agent shall be under no duty to institute or defend any such proceedings, and none of the costs and expenses of any such proceedings shall be borne by the Escrow Agent. Upon receipt of a certificate of Buyer as to such determination, the Escrow Agent shall deliver to Buyer free and clear of any interest of Seller, from the Escrow Fund, an amount equal to the amount of such Claim payable to Buyer pursuant to such determination.

		4.  Term.

(a) the thirtieth (30th) day from the date of this Agreement (the "First Escrow Termination Date"), and (b) the sixtieth (60th) day from the date of this Agreement (the "Second Escrow Termination Date"), respectively, with respect to the amounts indicated below, except with respect to any then pending Claim.

             4.2 No Claims at Termination. If at the First Escrow Termination Date there shall be no Claims pending or awards or judgments outstanding, the Escrow Agent shall deliver to Seller the lesser of (a) (i) $100,000 minus (ii) any Claims previously paid out of the Escrow Fund, and (b) the amount of the Escrow Funds then being held by it. If at the Second Escrow Termination Date there shall be no Claims pending or awards or judgments outstanding, the Escrow Agent shall deliver the remainder of the Escrow Funds then being held by it to Seller, if any.

           4.3 Claims at Termination. If at either the First Escrow Termination Date or the Second Escrow Termination Date there shall be any Claims pending or awards or judgments outstanding, the Escrow Agent shall retain, until the final disposition of such Claim, such amount of the Escrow Fund as shall equal the amount of such Claim stated in the notice thereof. If the Escrow Fund is equal to or less than the aggregate of the outstanding Claims, awards and judgments, the full amount of the Escrow Fund shall continue to be held in escrow. Any amount not theretofore delivered to Seller shall be delivered to Seller at such time or from time to time when the Claim, award or judgment to which the retained Escrow Funds relate has been fully rendered as herein provided and all amounts payable as a result thereof have been paid to Buyer.

         4.4 Delivery. Promptly after the determination of a Claim in accordance with the provisions of Section 3.2 hereof and promptly after giving receipt of notice of the determination of a Claim in accordance with the provisions of Section 3.3 hereof, the Escrow Agent shall deliver to Buyer, free and clear of any interest of Seller therein, from the Escrow Fund, an amount equal to the amount of such Claim payable to Buyer pursuant to such determination. If the amount of the Escrow Fund then held by the Escrow Agent is less than or equal to the amount of such Claim so payable, the Escrow Agent shall deliver to Buyer all of the Escrow Fund then held by it, free and clear of any interest of Seller therein.

         4.5 Remedies Cumulative. The rights and remedies of Buyer under this Agreement are cumulative with, and in addition to, any and all other rights and remedies which Buyer may have under the Purchase Agreement.

		5.    The Escrow Agent.

               5.1 Disputes. In the event the Escrow Agent shall believe there shall be any disagreement among or between the Parties resulting in adverse claims or demands being made in connection with the Escrow Fund, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled, at its option, (a) to refuse to comply with any claims or demands on it as long as such disagreement shall continue and, in so refusing, shall make no delivery or other disposition of the Escrow Fund pursuant to the terms of this Agreement and shall not be or become liable in any way or to any person for its failure or refusal to comply with such conflicting or adverse claims or demands and shall be entitled to continue so to refrain from acting and so to refuse to act until the Escrow Agent shall have received (i) a final and non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund, or (ii) a written agreement executed by Buyer and Seller directing delivery of the Escrow Fund, in which event the Escrow Agent shall disburse the Escrow Fund in accordance with such order or agreement, or (b) to place the Escrow Fund with a proper court and to apply to any court of competent jurisdiction (including the commencement of immediate action or suit) to determine the rights of the parties. Any court order referred to in (i) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said court order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further question.

             5.2 Performance. To induce the Escrow Agent to act hereunder, it is further agreed by the parties that:

               (a) The duties and obligations of the Escrow
Agent shall be determined solely by the express provisions of this Agreement. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

               (b) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                (c) The Escrow Agent shall not be bound or in any way affected by any notice of any modification or cancellation of this Agreement or the Purchase Agreement, or of any fact or circumstance affecting or alleged to affect rights or liabilities hereunder other than as is herein set forth, or affecting or alleged to affect the rights and liabilities of any other person, unless notice of the same is delivered to the Escrow Agent in writing, signed by the proper parties to the Escrow Agent's satisfaction and, in the case of modification of the duties or responsibilities of the Escrow Agent, unless such modification shall be satisfactory to the Escrow Agent and approved by the Escrow Agent in writing.

             (d) The Escrow Agent shall not be liable for any error of judgment, or any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, except in the case of its gross negligence, nor shall it be liable for the default or misconduct of any employee, agent or attorney appointed by it who shall have been selected with reasonable care. The Parties shall defend (by attorneys selected by the Escrow Agent), indemnify and hold harmless the Escrow Agent (and any successor escrow agent) from and against any and all losses, liabilities, claims, actions, judgments, damages, costs and expenses arising out of and in connection with this Agreement or the Escrow Agent's duties or services hereunder. This indemnity includes, without limitation, disbursements and reasonable attorneys' fees either paid to retain attorneys or representing the fair value of legal services rendered by the Escrow Agent to itself. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder, in accordance with the terms hereof, including without limitation, any liability for any delays (not resulting from gross negligence) in the investment or reinvestment of the Escrow Fund or any loss of interest incident to any such delays.

               (e) The Escrow Agent shall not charge a
separate administrative fee for its services as Escrow Agent hereunder. However, the Parties agree to pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by it in the performance of its duties hereunder.

               (f) The Escrow Agent shall be entitled to consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

                (g) Escrow Agent shall be entitled to
represent or to act as an advisor of Buyer and its affiliates in any lawsuit or any other matter.

				(h) The Escrow Agent does not have any
interest in the Escrow Fund deposited hereunder but is serving as stakeholder only. Upon payment of the Escrow Fund as herein provided, the Escrow Agent shall be fully released from all liability and obligations with respect thereto.

		6. Resignation. The Escrow Agent (and any successor escrow agent) at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by the Parties or at any time may resign by giving written notice to such effect to the Parties. Upon any such termination or resignation, the Escrow Agent shall deliver the Escrow Fund to any successor escrow agent designated by the Parties in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The termination or resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day that is 30 days after the date of delivery: (A) to the Escrow Agent of the other parties' notice of termination or (B) to the other parties hereto of the Escrow Agent's written notice of resignation. If at that time the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after that time shall be to keep the Escrow Fund until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or an enforceable order of a court of competent jurisdiction.

(i) submit to the jurisdiction of any New York State or federal court sitting in New York in any action or proceeding arising out of or relating to this Agreement, (ii) agree that all claims with respect to such action or proceeding shall be heard and determined in such New York State or federal court and
(iii) waive, to the fullest extent possible, the defenses of an inconvenient forum. The parties hereby consent to and grant any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in the manner provided hereinabove, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

		8. Notices. All notices, instructions and other communications required or permitted to be given, forwarded or transmitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been duly given if delivered personally, or three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the address set forth above, or one business day after being delivered to a nationally recognized overnight courier service or when sent by electronic facsimile transmission, or to such other address as the person to whom notice is to be given shall have given notice of pursuant hereto.

       9. Miscellaneous. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns and shall not be enforceable by or inure to the benefit of any other third party except as provided with respect to the termination of, or resignation by, the Escrow Agent. No party may assign any of its rights or obligations under this Agreement without the written consent of the other parties. No waiver hereunder shall be effective unless in a writing signed by the party to be charged. This Agreement may be amended, modified, superseded, or canceled, and any of the terms hereof may be waived, only by a written instrument executed by the parties hereto. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without reference to conflicts of laws.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date and year first above written.

                             VIE SYSTEMS, INC.



                             By:
                             Eric LeGoff, President


                             NEW PARADIGM SOFTWARE CORP.




                            By:

                            Mark Blundell, President



                           GOLENBOCK, EISEMAN, ASSOR & BELL, as
						Escrow Agent



						By:

Schedule 3.1
LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the "Agreement") is entered
into as of May 9, 1997 between New Paradigm Software Corp., a New York corporation ("Licensor"), and VIE Systems, Inc., a Delaware corporation ("VIE").
WHEREAS, Licensor has developed and owns certain
software products and programs known as "COPERNICUS"; WHEREAS, Licensor and VIE have entered into an
Agreement of Purchase and Sale of Assets (the "Purchase Agreement"), pursuant to which VIE has agreed to purchase and Licensor has agreed to sell to VIE, inter alia, certain of its assets and software known as COPERNICUS;
WHEREAS, this is the License Agreement contemplated
by Section 3.1(a) of the Purchase Agreement;
WHEREAS, in addition to and not in limitation of
the provisions of the Purchase Agreement, and intending this Agreement to survive in the event that the Closing contemplated under the Purchase Agreement shall not occur, VIE desires to obtain a license on the terms and conditions contained herein; and
WHEREAS, this Agreement is intended to fall within
the purview of 11 U.S.C.  365(n);
NOW, THEREFORE, in consideration of the above and
the mutual promises and covenants herein, the parties hereby agree as follows (capitalized terms not otherwise defined herein shall have the meanings specified in the Purchase Agreement):
1.	Definitions.  As used herein, the following
terms shall have the following meanings:
"Additional Methods" includes, but is not limited
to, the programs, routines, subroutines, translators, compilers, assemblers, operating systems, conversion filers, encryption and encryption algorithms and codes, protocol modifications made thereto, and all support documentation related thereto, including, but not limited to, flowcharts, instructions, end-user manuals, demonstration models and test aids, including any and all updates and modifications made thereto, which may be developed by or for VIE for the purpose of exploiting the distribution of the Programs (as defined below).
"Affiliate" shall mean any entity having any
relationship, contract, or arrangement with VIE with respect to any matter which affects or is affected by this Agreement wherein VIE has or exercises or has the power to exercise, directly or indirectly (in any manner) control, direction, or restraint of such entity, or wherein such entity has the power to exercise, directly or indirectly (in any manner) control, direction, or restraint of VIE, or wherein such entity and VIE are subject to common or mutual control, direction, or restraint.
"Documentation" is the documentation included
within the Source Code and shall mean all written information relating to the design, use, implementation and correction of algorithms, mask work rights and other programs, including, without limitation, any functional and design specifications, notes on the architecture, use and programmer instructions, logic, flow charts, principles of operation and diagrams, coding conventions, alpha and beta testing notes, test suites, test plans, regression suites, error reports and logs, patches and patch instructions, project history documents and other technology or information, proprietary development tools, and all other writings which are necessary or helpful to a skilled programmer to create, understand, maintain, modify, correct errors and enhance any program thereof without assistance from Licensor, as more fully described in Schedule A hereto.
"Information" shall mean any and all information
relating to or arising out of the Programs, Source Code, Documentation and/or Additional Methods, and including, without limitation, trade secrets and any and all embodiments and representations of Intellectual Property Rights. "Intellectual Property Rights" shall include, but not be limited to, rights associated with the Programs in know-how, trademarks, copyrights, patents, patent applications (including without limitation patent applications set forth in Schedule 1.1(c) of the Purchase Agreement and proprietary rights with respect thereto, in all languages and computer platforms, operating systems and environments, patent reissues, renewals, continuations, continuations-in-part, or divisions of any patent or patent application), trade secrets (as defined in the Restatement of Torts), instructions, improvements, modifications, suggestions, proposals, programs, ideas, writings, and the like of any sort whatsoever, and any embodiment thereof including, but not limited to, computer programs, documentation of programs, assembly and detailed drawings, plans, specifications, results of technical investigations and research, assembly, and parts manuals, and any other information which are owned or controlled by Licensor. "Object Code" shall mean the machine readable
Programs which result from the translation of the Source Code into machine readable.
"Programs" shall mean, alone or in combination, the
programs which make up the COPERNICUS computer programs and Documentation, including the META system, METAbase database, UNIVERSAL TRANSLATOR (also known as COPERNICUS), and any extensions which are dependent upon the foregoing for their function, as more fully described in Schedule A hereto. "Source Code" shall mean visual and machine readable embodiments of an algorithm, mask work rights or computer program, including the process or method thereof and the concepts contained therein, and the representation in the original language in which the program was coded and any languages into which the same may have been translated, together with instructions and any other information necessary or convenient to the compilation and/or editing of such code into object code, including any and all comments by authors, procedural code (such as job control language) and related documentation.
"Trademark" shall mean any term or terms supplied
by Licensor and used in any form or format, style or design, as applied to the Programs and Additional Methods in whatever form and identifies business names, trademarks, and service marks, as well as any goodwill and rights, at common law or otherwise, pertinent thereto, and refers to trademarks, service marks and trade names as set forth on Schedule B hereto.
"Trademark Registrations" shall mean any United
States Trademark Registration or any other domestic application or registration made by VIE now or hereafter obtained.
"VIE Improvements" means changes or additions at
any time after the signature of this Agreement made by VIE to the Programs or Additional Methods, other than maintenance modifications, which add one or more significant new program functions to the Programs or Additional methods or significantly improve their performance by changes in system design and/or coding.
2.	Deliveries.  On the date hereof, Licensor
shall deliver to VIE, a master copy of the Programs and Documentation for use by VIE to publish the same, and a copy of the Source Code.
3.	License Grant.
(a)	Grant.  Subject to the provisions of this
Agreement, Licensor hereby grants to VIE a license (alone or in combination with any other programs, products or services) to use, sublicense, distribute or otherwise commercialize and exploit the Programs and to translate, modify, make derivative works of, revise, upgrade, enhance, reproduce, manufacture, market and distribute the Programs in all languages and computer platforms, operating systems and environments; to translate, modify and to make Additional Methods and to, create VIE Improvements, as follows:
(i)		An exclusive license for a period of five
(5) years from the date hereof (the "Exclusive License") for the United States (including its territories and possessions) and Canada in and only in the industry fields of financial services, health care and food and to all federal, state, provincial and local governments (the "Licensed Industry Fields");
(ii)		In addition to, and without limiting the
Exclusive License, a perpetual non-exclusive license (the "Non-Exclusive License") in all markets and industries for all territories throughout the world (the Non-Exclusive License and the Exclusive License together being hereinafter referred to as the "License").
(b)	The License does not confer upon VIE the right
to sell, assign or transfer, pledge, encumber, subject to any lien, or otherwise convey title, in whole or in part, whether or not for value, in the Programs or Intellectual Property Rights; provided, however VIE shall be permitted to place a copy of the Source Code in escrow for the benefit of its sublicensees (including any OEMs).
(c)	The License granted pursuant to Section 3(a)
includes the right for VIE to reproduce at its own expense the Programs and supporting materials contained on magnetic media in non-printed, machine readable form solely for the purposes of the License and rights granted hereunder. VIE may, at its own expense, copy for its own internal use and for the internal use of its sublicensees (including any
OEMs), all Documentation included as a part of the Programs as listed in Schedule A attached hereto. VIE shall, on a quarterly basis, notify Licensor in writing of the number of copies of programs reproduced. Except as expressly permitted in this Section 3, VIE shall not copy, reproduce, remanufacture or duplicate all or any part of any physical or magnetic version of the Programs or supporting materials.
(d)	Sublicensees.  VIE shall, consistent with the
scope of and terms applicable to the License, have the right to grant sublicenses to Affiliates and end users, without prior written notice to Licensor, and shall have the right to grant sublicenses to OEMs upon prior written notice to Licensor. Any sublicense granted by VIE shall be subject to the confidentiality provisions of Section 12 herein and shall provide for the return of all copies of the Program to VIE upon termination of said license.
(e)	Trademarks.
(i)  Licensor hereby grants to VIE the right
to use any Trademark and any Trademark Registration in connection with the License hereunder, as, or as part of, the marks for or in conjunction with any of the
Programs under the existing names or marks of Programs. Notwithstanding anything to the contrary contained herein, any use by VIE of any Trademark shall be deemed
a use on behalf of and as agent for Licensor.
(ii)  In order to protect the copyrights of
Licensor in, and Trademarks of Licensor used with, the Programs, Documentation and supporting materials, VIE agrees to reproduce all proprietary legends of Licensor, including all copyright and/or trademark notices contained on the copies of the Program and supporting materials delivered to VIE pursuant to this Agreement in or on any copies or partial copies (including those made
with respect to Additional Methods) made by VIE,
including, for the on screen sign-on.
(iii)  It is agreed between the parties hereto
that twenty-five percent (25%) of any Royalty (as
hereinafter defined) shall be attributable to use of the
Trademarks.
4.	Term.  The term of the License shall commence
on the date hereof and terminate either (i) in the event of a Closing pursuant to the Purchase Agreement, on the effective date of said Closing; (ii) in the event the Closing under the Purchase Agreement does not occur , then on the fifth anniversary of the date hereof with respect to the Exclusive License but shall not terminate with respect to the Non-Exclusive License; or (iii) in accordance with the terms of
Section 13 herein.
5.	Royalty.  During the term of this License,
royalties shall be payable to Licensor at the rate of five percent (5%) of "Net Revenue" of VIE commencing on the date hereof (the "Royalty"). For purposes herein, "Net Revenue" shall be equal to the sums received and retained by VIE from the sale, license and distribution of the Programs less the sum of (i) any applicable credits, discounts and rebates, including, but not limited to, quantity, dealer, distributor and promotional credits, discounts, adjustments and rebates, and (ii) taxes (such as sales, use or similar taxes) paid or payable by VIE in connection with such sale or license. If VIE refunds or issues a credit memo on a customer's price due to customer dissatisfaction or other valid reason, this negative price shall result in a reduction in Net Revenue and therefore a reduction of the Royalty due to Licensor. If any Programs is included by VIE in a program or combination of programs, the aggregate functionality of which extends beyond any of such Programs, and which additional functionality is either (1) distinct from the collective functionality of the Programs, and/or (2) separately available from VIE and/or any person other than VIE (without royalty payable hereunder), then the Net Revenue attributable to the sale, license or distribution of such product shall be proportionately and fairly allocated among all significant components of such combination product. From and after the date hereof, VIE agrees not to materially alter its pricing strategy with respect to the sale, license or distribution of the Programs for purposes of reducing or otherwise negating its obligation to pay the Royalty to Licensor (for example, by increasing its charges for maintenance fees or consulting services at the expense of license fees so as to reduce the Net Revenue calculation).
6.	Payment of Royalties.
(i)	The Royalty shall be paid to Licensor on
a quarterly basis within fifteen (15) days following the close of each calendar quarter; provided, however, royalty payments for the first two quarters hereunder
shall accrue but not be payable until the third calendar quarter following the date hereof (each such payment being referred to herein as a "Royalty Payment").  With
each Royalty Payment, VIE shall provide Licensor with a statement setting forth the basis for determination of each such Royalty Payment in respect of the period
applicable to the Royalty Payment due.  In the event
that the Closing under the Purchase Agreement shall
occur, no Royalty Payments shall be due or payable
pursuant to the terms of this Agreement.
(ii)	Records.  Vie shall, for itself and its
sublicensees, keep full and accurate written books and records, for a period of no less than three (3) years after termination or expiration of this Agreement, in sufficient detail and in accordance with the terms of this Agreement, to permit verification of the sums
payable under this Agreement.  VIE shall, at Licensor's
sole cost and expense, permit Licensor or any
representative of Licensor to access, during normal
business hours and on reasonable notice, to any such
records of VIE.  Licensor shall keep all such
information confidential and not use it for any purpose
other than for determining compliance with this
Agreement.
7.	Audit Right.  Licensor shall be entitled to
have the applicable books and records of VIE examined for the purposes of showing compliance with this Agreement (the "Audit") by a nationally-recognized firm of independent certified public accountants, during normal business hours, together with any other relevant records for purposes of verifying any Royalty Payments as well as, more generally, the accuracy of statements made, or reports submitted, to Licensor in connection with the payment of any Royalties hereunder. Such Audit shall be at Licensor's expense except in the event that an adjustment upward resulting from underpayment of Royalties due by VIE is greater than five (5%) percent of fees due for the period audited, in which case VIE shall pay all expenses associated with the Audit and all sums identified as due and interest thereon at the rate of 1 1/2 percent per month (or maximum rate available by law) and adjustment in royalties due, whether such underpayment results from error, omission or otherwise. If VIE objects to the Licensor's choice of accountants, Licensor and VIE will select by lot a nationally-recognized firm of independent certified public accountants (after excluding Licensor's and VIE's regular outside accounting firms).
8.	Assignment of Certain Third Party Contracts.
In the event that the Closing under the Purchase Agreement shall not occur, all of Licensor's rights under the IBM Agreement and the other agreements specified in Schedule C hereto (the "Third Party Contracts") hereto shall be deemed automatically assigned to VIE pursuant to the terms hereof (and Licensor shall execute any other instrument reasonably satisfactory to VIE with respect to such assignment), and Licensor shall use its best efforts to cause each other contracting party thereto to consent to such assignment. Licensor acknowledges that the inability to assign any of such Third Party Contracts shall not relieve Licensor of any of its other obligations hereunder. Anything in this License to the contrary notwithstanding, this Section 8 shall not constitute an agreement to assign any unassignable Third Party Contracts if an attempted assignment thereof, without the consent of a third party thereto, would constitute a breach thereof or in any way affect the rights of Licensor or VIE thereunder. Licensor promptly shall use its best efforts to obtain all of such consents at its own cost and expense and until such consents are obtained, Licensor will cooperate with VIE in any arrangement designed to provide for VIE all rights and benefits under all unassignable Third Party Contracts, including enforcement for the benefit of VIE of any and all rights of Licensor against any third party thereto arising out of the breach or cancellation by such third party or otherwise, and Licensor shall, without further consideration therefor, pay, assign and remit to VIE promptly all monies and, to the extent permitted, all other rights or consideration received, or which may be received or obtained in respect of performance of any unassignable Third Party Contracts. Licensor shall not renew, extend or modify any such Third Party Contracts without the prior written consent of VIE.
9.	Certain Representations.
(i)	The representations and warranties of Licensor
contained in Article 5 of the Purchase Agreement are incorporated herein by reference as if set forth herein in their entirety, it being specifically understood that such incorporated provisions shall have effect herein independent of their effect in the Purchase Agreement.
(ii)	Licensor makes no representations and
warranties with respect to intellectual property rights of third parties in connection with any such party's software under Third Party Contracts assigned to VIE in accordance with Section 8 herein.
(iii) Licensor understands and agrees, on its own
behalf and that of its sublicensees, that in the event that VIE or any of its licensees or customers shall develop their own Additional Methods without having had access to Licensor's Additional Methods, neither Licensor nor its sublicensees shall hold VIE or its licensees and/or customers liable with respect to any ownership rights which Licensor may claim.
10.	VIE's Representations.
(i)	The representations and warranties of VIE
contained in Section 6 of the Purchase Agreement are incorporated herein by reference as if set forth herein in their entirety, it being specifically understood that such incorporated provisions shall have effect herein independent of their effect in the Purchase Agreement.
(ii)	VIE understands and agrees, on its own behalf
and that of its sublicensees, that in the event that Licensor or any of its existing licensees or customers shall develop their own Additional Methods without having had access to Licensee's Additional Methods, neither VIE nor its sublicensees shall hold Licensor, its licensees and/or customers liable with respect to any ownership rights which VIE may claim.
(iii) VIE hereby represents and warrants that it
shall use the Trademark at all times in a manner which is consistent with the quality of the Trademark and the goods it identifies.
11.	Indemnification; Limitations.  Without
limiting any of the provisions of Section 9 of the Purchase Agreement, Licensor agrees to indemnify and to hold VIE harmless from and against and in respect of, and VIE agrees to indemnify and to hold Licensor harmless from and against and in respect of, any losses, damages, claims, liabilities, costs and expenses (including without limitation any reasonable legal, accounting or other expenses for investigating or defending any actions or threatened actions) incurred by the indemnified party in connection with:
(a)	any damage or deficiency resulting from
any misrepresentation, breach of warranty or
nonfulfillment of any agreement or covenant on the part
of the indemnifying party under this Agreement;
(b)	any and all claims made against the
indemnified party in respect of liabilities or
obligations of the indemnifying party (including
liabilities for taxes) relating to the Programs, the Intellectual Property Rights, Additional Methods, and
related rights and assets to the extent such liabilities
and obligations of the indemnifying party are not to be assumed by the indemnified party or are not attributable to acts or omissions of the indemnified party;
(c)	any and all loss, liability, damage, cost
or expense suffered or incurred by VIE based on or
arising out of the infringement or alleged infringement
of any of the Programs as they exist on the date hereof
of the proprietary rights of any third party; and
(d)	all reasonable costs and expenses
(including attorneys' fees) incurred by the indemnified
party in connection with any claim, action, suit,
proceeding, demand, assessment or judgment incident to
any of the matters the indemnified party is indemnified against by the indemnifying party in this Agreement.
12.	CONFIDENTIALITY
(a)	Information is the essence of this Agreement.
Accordingly, VIE, on behalf of itself and its employees, agrees that all of said Information shall be held in confidence by VIE and that VIE shall not disclose the same to others, nor (directly or indirectly) assist others to use the same for itself or others except in furtherance of the transactions contemplated in Section 3 above or as otherwise required by law. Notwithstanding anything to the contrary contained above, VIE shall obtain Licensor's express prior written consent to each disclosure of Source Code to third parties, which consent shall not be unreasonably withheld.
(b)	This requirement of confidentiality extends to
any and all Information previously acquired by VIE from Licensor and shall survive the termination of this Agreement for any reason.
(c)	VIE shall secure written agreements from its
employees, consultants, agents, licensees, OEMs and customers (hereinafter a "Person") to hold Information in confidence which is consistent with VIE's obligations under this Agreement.

13.	Events of Termination.
This Agreement and the License granted herein may
be terminated:
 (i)		at any time by mutual written consent; or
(ii)	by Licensor upon written notice in the event
that VIE shall breach any of the
confidentiality obligations listed in
subparagraphs (a) through (c) below, and such
breach, if curable, is not cured within thirty
(30) days of written notice to VIE from
Licensor that Licensor intends to terminate
this Agreement as a result of such breach (it
being understood that a breach shall only be
deemed incurable if as a result of such breach
the Source Code has been disclosed to any
person or entity from whom a written
obligation of confidentiality consistent with
VIE's obligations under this Agreement, is or
would be impossible to be obtained such that
the obligations would be effective prior to
such disclosure, it being further understood
that this Agreement shall be terminable
immediately upon written notice in the event
of such incurable breach):
(a)	VIE shall fail to maintain a corporate
policy wherein its employees having
access to Source Code  are required to
execute an employment or confidentiality
agreement requiring such employee to hold
Source Code in confidence consistent with
VIE's obligations under this Agreement;
(b)	VIE shall fail to obtain confidentiality
agreements from its consultants
affiliates, or any other third parties
prior to having access to the Source Code
binding such consultants, affiliates, or
third parties to hold the Source Code in
confidence consistent with VIE's
obligations under this Agreement; or
(c)	VIE shall make a distribution of the
Source Code to any third party in
contravention of the last sentence of
Section 12(a) above (provided, however,
that a distribution of the Source Code
not authorized or aided by VIE by a
Person subject to a confidentiality
agreement with VIE shall not give the
Licensor the right to terminate this
Agreement pursuant to this Section 13).
	(iii)	by Licensor in the event that VIE shall have
terminated or suspended its business and
failed to remedy such termination or
suspension within ninety (90) days after
receipt of written notice from the Licensor,
provided, however, that this notice shall not
prejudice the right of Licensor to recover any
royalties or other sums due at the time of
such termination and shall not prejudice any
cause of action or claim Licensor accrued or
may accrue on account of any breach or default
by VIE; or
	(iv)	by Licensor upon thirty (30) days' written
notice to VIE in the event that the Closing
under the Purchase Agreement shall not have
occurred due solely to a breach by VIE of any
of its obligations under the Purchase
Agreement provided that Licensor shall have
satisfied all of the conditions to Closing as
set forth in Section 4.5 of the Purchase
Agreement.
14.	Effect of Termination.
(a)	Upon the termination of this Agreement
pursuant to the terms of Section 13 above, VIE shall return to Licensor all copies of the Programs and supporting materials or, upon Licensor's request, destroy all such copies of the Programs for Additional Methods and certify to Licensor in writing that they have been destroyed. VIE's obligations regarding confidentiality pursuant to this Agreement and its obligation to make payments to Licensor for all sums due pursuant to Section 5 hereof shall survive the termination of this Agreement; however, except as otherwise provided in Section 13 hereof, it is expressly agreed that VIE's failure to pay Royalties when due or its failure to perform any of its other covenants hereunder shall not be grounds for termination of the License hereunder and Licensor's sole remedy for any such breach shall be an action for monetary damages to the fullest extent permitted by applicable law.
(b)	Upon termination of this Agreement, however
occurring, all accrued royalties on the Programs which have been made, used, licensed, or otherwise disposed of by or on behalf of VIE, shall immediately become due and payable to Licensor. Any Program in existence at the termination of this Agreement and upon which royalty has not been so paid shall become immediately due and payable to Licensor.
(c)	With respect to all agreements between VIE and
third parties, upon termination of this Agreement for any reason, any and all rights and benefits to VIE under any such agreements shall vest in Licensor, at Licensor's option. All use of any Trademark shall cease and VIE shall return all copies of the Program(s) and Additional Method(s).
(d)	Upon the termination of this Agreement, VIE
shall be entitled to continue to provide maintenance and support for its existing end users (in the event that Licensor has not exercised its option as set forth in Section 14(c) above) and Licensor shall grant to VIE a License to permit VIE to provide such maintenance and support but VIE shall not be entitled to grant any further sublicense or to use the Programs to develop further Additional Methods.
15.	Expenses.  Each of the parties shall pay its
own fees and expenses with respect to the transactions
contemplated hereby.
16.	Injunction Relief.  (a)  VIE agrees that the
obligations and promises of VIE under this Agreement are of a unique character that gives them particular value. VIE acknowledges and agrees that a breach of any promise or covenant regarding confidential Information or Intellectual Property Rights may result in irreparable and continuing damage to Licensor for which there may be no adequate remedy at law and, in the event of such breach, Licensor shall be entitled to seek injunctive relief and/or a decree for specific performance, and such other further relief as may be proper to specifically enforce those covenants, without the posting of any bond. VIE agrees to pay to Licensor any reasonable expenses, including but not limited to attorney fees, incurred in obtaining such specific enforcement (in addition to any other relief to which Licensor may be entitled).
(b)	Licensor hereby acknowledges and agrees that a
breach of any covenant by Licensor hereunder may result in irreparable and continuing damage to VIE for which there may be no adequate remedy at law and, in the event of such breach, VIE shall be entitled to seek injunctive relief and/or a decree for specific performance, and such other further relief as may be proper to specifically enforce those covenants, without the posting of any bond. Licensor agrees to pay VIE any reasonable expenses, including but not limited to attorneys fees, incurred in obtaining such specific enforcement (in addition to any other relief to which VIE may be entitled).
17.	Jurisdiction; forum; governing law.
(a)	This Agreement shall be deemed entered into
the State of New York and shall be construed and governed solely by the laws of the State of New York applicable to agreements made to be performed entirely within the State.
(b)	For purposes of this Agreement, the parties
hereby irrevocably submit to the exclusive jurisdiction of any New York State or federal court sitting in New York county, New York or the Southern District of the State of New York. Each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court, any claim that any such court, action or proceeding brought in such a court has been brought in an inconvenient forum and the right to object, with respect to any such suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.
18.	Survival of Restrictive Covenants.  The
covenants herein concerning Intellectual Property Rights will be construed as independent of any other provision hereof. The provisions of Section 5 (royalties), Section 11 (indemnification) and 12 (confidentiality) shall survive the termination of this Agreement.
19.	Effect of Partial Invalidity.  If any one or
more of the provisions of this Agreement should be ruled wholly or partly invalid or unenforceable by a court or other government body of competent jurisdiction, then: (a) the validity and enforceability of all provisions to this Agreement not ruled to be invalid or unenforceable with be unaffected; (b) the effect of the ruling will be limited to the jurisdiction of the court or other government body making the ruling; (c) the provision(s) held wholly or partly invalid or unenforceable will be deemed amended, and the court or other government body is authorized to reform the provision(s), to the minimum extent necessary to render them valid and enforceable in conformity with the parties' intent as manifested herein; and (d) if the ruling, and/or the controlling principle of law or equity leading to the ruling, is subsequently overruled, modified, or amended by legislative, judicial, or administrative action, then the provision(s) in question as originally set forth in this Agreement will be deemed valid and enforceable to the maximum extent permitted by the new controlling principle of law or equity.
20.	Notices.  All notices shall be in writing and
shall be deemed to have been duly given to a party hereto if delivered personally, then on the date of such delivery, or on the fifth day after being deposited in the mail if mailed via registered or certified mail, return receipt requested, postage prepaid, or on the next business day after being sent by recognized national overnight courier services, in each case, to such party, at the following respective addresses: if to Licensor, to
New Paradigm Software Corp.
733 Third Avenue
New York, New York 10017
Attention:  President
with a copy to:
Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, New York  10112
Attention:  Arthur M. Mitchell, Esq.
if to VIE, to
VIE Systems, Inc.
51 John F. Kennedy Parkway
Short Hills, New Jersey  07078
Attention:  Mr. Eric LeGoff
with a copy to:
Golenbock, Eiseman, Assor & Bell
437 Madison Avenue
New York, New York  10022
Attention:  A.C. Peskoe, Esq.
21.	No Third-Party Beneficiaries.  Nothing herein,
express or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any rights, remedies or other benefits under or by reason of this Agreement or any documents executed in connection with this Agreement.
22.	Miscellaneous.		This Agreement may be
executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. The paragraph headings are for convenience only and are not a part of this agreement. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. Any and all rights and remedies of the parties hereunder shall be separate and apart from, and in addition to, any and all rights and remedies of the parties pursuant to the terms of the Purchase Agreement.
23.	Assignment.	This Agreement may be freely
assigned by VIE to an Affiliate of VIE, without the prior written consent of the Licensor, or to a third party with the prior written consent of the Licensor (which consent shall not be unreasonably withheld or delayed); provided, each assignee of this Agreement shall acknowledge in writing to the Licensor that it will be legally bound by the obligations of the VIE set forth herein.

IN WITNESS WHEREOF, the parties have duly executed
this Agreement as of the date first above written.
NEW PARADIGM SOFTWARE CORP.
By:
Name:
Title:
VIE SYSTEMS, INC.
By:
Name:
Title:

	Exhibit 3.1(c)

	VOTING AGREEMENT


		AGREEMENT dated as of this      day of
____________, 1997, by and between
the undersigned shareholder and VIE Systems, Inc., a Delaware corporation ("Buyer").

W I T N E S S E T H:

		WHEREAS, the undersigned is a shareholder of New
Paradigm Software Corp., a New York corporation (the
"Company"); and

		WHEREAS, the undersigned desires to induce Buyer to enter into an Agreement of Purchase and Sale of Assets with the Company, as hereafter amended (the "Purchase Agreement"), providing for the purchase by Buyer of, inter alia, all of the assets and business of the Company relating to its COPERNICUS software and "New Paradigm Architecture" (the
"Sale Transaction"), for the consideration and on the terms and conditions set forth in the form of Purchase Agreement, a copy of which has been delivered to the undersigned.

		NOW, THEREFORE, in consideration of the foregoing, the parties do hereby agree as follows:

		1.  Representations and Warranties.  The
undersigned hereby represents and warrants to Buyer that the undersigned (a) owns of record and beneficially the number of shares of capital stock of each class or series of the Company set forth below the undersigned's name below, (b) is entitled to vote such shares at the Special Meeting (as defined in the Purchase Agreement), and such shares represent the number of outstanding shares of common stock of the Company entitled to vote at the Special Meeting set forth below the undersigned's name below, and (c) has full power and authority to make, enter into and carry out the terms of this Agreement.

		2. Agreement to Vote Shares. Until the Expiration Date, the undersigned shall vote or cause to be voted, and/or execute a written consent of shareholders with respect to, all of the shares of capital stock of the Company owned of record or beneficially by the undersigned and any shares of capital stock of the Company hereafter acquired by the undersigned (collectively, the "Shares"), for and in favor of the Sale Transaction and the transactions contemplated by the Purchase Agreement at any meeting of shareholders of the Company called therefor or at any adjournment thereof or by any consent related thereto (and, if applicable, against any competing proposals and/or transactions).

		3. Conditional Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, the undersigned has executed and delivered to Buyer, pursuant to
Section 212 of the New York Business Corporation Law, an irrevocable proxy, in the form attached as Exhibit A hereto, with respect the Shares. Buyer may exercise such proxy only if it appears that any of the Shares are or may be voted or a consent given otherwise than in accordance with this Agreement or the Shares are not voted or no consent is given.

		4.  Agreement Not to Transfer Shares.  Until the
Expiration Date, the undersigned hereby agrees not to sell, grant an option for the sale of, assign, transfer, pledge or otherwise encumber or grant any proxy or voting rights
(except to Buyer) with respect to any of the Shares.

		5. Expiration Date. This Agreement shall expire upon the earliest to occur of (a) the closing of the Sale
Transaction and (b) one hundred and twenty (120) days after the date of the execution and delivery of the Purchase
Agreement by all parties thereto (the "Expiration Date"),

		6.  Legend.  Upon the request of Buyer,
certificates representing the Shares shall bear the following legend:

		The shares represented by this certificate are subject to certain voting restrictions set forth in a certain voting agreement dated __________, 1997, by and among the parties named therein. A copy of such agreement is on file at the executive office of the Company.

		7. Further Assurances. From and after the date of this Agreement, the undersigned shall from time to time, at the request of Buyer and without further consideration, do, execute and deliver, or cause to be done executed and delivered (without cost or liability to the undersigned), all such other and further acts, things, instruments or documents as may be reasonably requested or required in order to provide to Buyer the benefits contemplated by this Agreement.

		8. Notices. All notices, instructions and other communications required or permitted to be given, forwarded or transmitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been duly given if delivered personally, or three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the address set forth above, or one business day after being delivered to a nationally recognized overnight courier service or when sent by electronic facsimile transmission. Notices shall be sent to the undersigned at its address indicated below, and to Buyer at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, Attention: President, with a copy to Golenbock, Eiseman, Assor & Bell, 437 Madison Avenue,
New York, New York 10022, Attention: A.C. Peskoe, Esq., or to such other persons or addresses as may be designated by like notice hereunder.

		9. Miscellaneous. (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provision of this Agreement.

			(b)  This Agreement shall be governed by and
construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

			(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

			(d)  The undersigned acknowledges that its
agreement to vote and take (and refrain from taking) other actions herein, the agreement of the undersigned contained herein not to sell or otherwise dispose of the Shares covered by all of the foregoing are unique; and that Buyer will not have adequate remedies at law if the undersigned fails to perform any of its obligations under this Agreement.
Accordingly, the undersigned agrees that Buyer shall have the right (without the necessity of posting any bond) to specific performance and equitable injunctive relief if the undersigned shall fail or threaten to fail to perform any of its obligations under this Agreement. Buyer agrees that the undersigned shall have no liability for money damages or any other monetary liability under or pursuant to this Agreement.

			(e)  In the event that any term or provision
of this Agreement shall be deemed by a court of competent jurisdiction to be invalid, void or unenforceable, the court considering the same shall have the power and is hereby authorized and directed to limit such invalid, void or unenforceable provision, so that such term or provision is no longer invalid, void or unenforceable and to enforce the same as so limited. Subject to the foregoing sentence, in the event any provision of this Agreement shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall attach only to such provision and shall not affect or render invalid or unenforceable any other provision of this Agreement.

			(f)  	The representations and warranties of the
contained in this Agreement shall survive the Expiration
Date.

			(g)  All references to any gender shall be
deemed to include the masculine, feminine or neuter gender, the singular shall include the plural, and the plural shall include the singular. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

			(h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.


		IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year above written.


VIE SYSTEMS, INC.
_________________________________
Signature of Shareholder

By:_______________________________

_________________________________
Name of Shareholder



__________________________________
Address of Shareholder



__________________________________
Number of Shares



__________________________________
Number of Shares able to
be Voted

	Exhibit A
	IRREVOCABLE PROXY FOR
	SHARES OF CAPITAL STOCK
	OF
	NEW PARADIGM SOFTWARE CORP.
	PURSUANT TO SECTION 212 OF THE
	NEW YORK BUSINESS CORPORATION LAW

KNOW ALL MEN BY THESE PRESENTS:

		The undersigned hereby IRREVOCABLY MAKES,
CONSTITUTES, AND APPOINTS VIE Systems, Inc. ("Buyer") the attorney and proxy of the undersigned for the term hereof with respect to all of the shares of capital stock of New Paradigm Software Corp. (the "Company") set forth below (and any shares hereafter acquired), with full power of substitution, to vote for and in favor of the purchase by Buyer of, inter alia, all of the assets and business of the Company relating to its "COPERNICUS" software and the "New Paradigm Architecture" (the "Sale Transaction") as contemplated by the Agreement of Purchase and Sale of Assets with the Company, as hereafter amended (the "Purchase Agreement"), and to attend and vote all such shares at any annual or special meeting of shareholders, and any adjournments thereof, at which the Sale Transaction or any other transaction contemplating the sale of any assets or securities of the Company has been submitted to the shareholders for approval.

		This Proxy and all authority hereby conferred are granted and conferred in furtherance of and in consideration for Buyer undertaking to entering into the Purchase Agreement and shall be deemed irrevocable and coupled with an interest.

		The undersigned acknowledges and agrees that Buyer will use this Proxy to vote in its own self-interest and that Buyer shall be entitled to vote the Shares notwithstanding the fact that such vote may inure to the benefit of Buyer.

		The terms of this Proxy shall expire upon the earliest to occur of (i) the closing of the Sale Transaction and (ii) one hundred and twenty (120) days after the date of the execution and delivery of the Purchase Agreement by all parties thereto.

Dated:  _______________, 1997.




Number of Shares and
Class			Name of Shareholder



                        Signature of Shareholder

	Exhibit 4.2(e)

	CONFIDENTIALITY AND NON-COMPETITION UNDERTAKING

		UNDERTAKING, dated as of ____________, 1997, from New
Paradigm Software Corp. ("Seller"), Mark Blundell *[and John
Brann]* (collectively, "Shareholders" and together with Seller hereinafter called the "Selling Parties").

	W I T N E S S E T H:

		WHEREAS, pursuant to an Agreement of Purchase and Sale of Assets, dated as of _______, 1997 (the "Purchase Agreement"),
Buyer is purchasing from Seller, and the Seller is selling, the Purchased Assets (as defined in the Purchase Agreement);

		WHEREAS, it is a condition precedent to the Purchase Agreement, that the Selling Parties enter into this Confidentiality and Non-Competition Undertaking.

		NOW, THEREFORE, for good and valuable
consideration, the
receipt of which by the undersigned is hereby acknowledged, and in order to induce Buyer to purchase the Purchased Assets pursuant to the terms of the Purchase Agreement, the Selling Parties hereby jointly and severally undertake and agree as follows:


1. The Selling Parties will not and will not permit any person or entity directly or indirectly (alone or together with others) controlling, controlled by, affiliated with or related to, any of the Selling Parties (collectively "Seller Affiliates"), to, for a period of three (3) years from the date hereof (or one (1) year in the case of Mark Blundell) (the "Limited Period"):

(a) directly or indirectly, anywhere throughout the world (the "Territory"), own, manage, operate or control, or participate in the ownership, management, operation or control of, or be connected with or have any interest in, as a stockholder, agent, consultant, partner or otherwise, or refer or exploit any customers, business or opportunities to or with, or otherwise assist in any manner, (i) any business which sells, distributes or provides "middleware" software products (i.e. products whose primary functionality or purpose is systems-to-systems connectivity, message translation or message routing), or any other products or services which have been sold, distributed or provided by Seller in the Business (as defined in the Purchase Agreement) or which are competitive therewith or (ii) any other business which is competitive within the Territory with any business (A) heretofore conducted by Seller in the Business and/or
(B) hereafter conducted by Buyer or any of its subsidiaries or affiliates and reasonably related or substantially similar to any of the business activities heretofore conducted by Seller in the Business; provided that the foregoing shall not prohibit the undersigned from owning less than 1% of any class of securities listed on a national securities exchange or traded publicly in the over-the-counter market; or

(b) without the express prior written consent of Buyer, directly or indirectly employ or attempt to employ or engage or knowingly arrange or solicit to have any other person or entity employ or engage any person, who heretofore has been, or is, on the date hereof in the employ of Buyer or any corporation or entity controlling, controlled by or under common control with Buyer (collectively referred to herein as the "Buyer Affiliates"), or who has heretofore been in the employ of Seller and becomes or has become an employee of Buyer or any of the Buyer Affiliates, for a period of two (2) years after such person shall no longer be employed with Seller, Buyer or any of the Buyer Affiliates.

2. The Selling Parties will not, and will not permit any of the Seller Affiliates to, at any time, divulge or make available to any person or entity, except as expressly consented to in writing by Buyer, or use, any confidential information or any documents, files or other papers concerning the business or financial affairs of Buyer or any of the Buyer Affiliates and/or the business or assets relating to or derived from the Business (as defined in the Purchase Agreement), except such disclosure which is otherwise required by applicable law or regulations. The Selling Parties further agree that, during the Limited Period, they will refer to Buyer prospective customers who contact them (it being understood that this shall not constitute an affirmative obligation on the part of the Selling Parties to seek out or contact customers for Buyer). The Selling Parties shall not disparage Buyer or the Business, and shall not, and shall not permit any of the Seller Affiliates to, commit any act, or in any way assist others to commit any act, which will injure Buyer or the business heretofore conducted by Seller.

3. The parties recognize that irreparable damage will result in the event that the provisions hereof shall not be specifically enforced. If any dispute arises concerning action alleged to be in violation of any such provision, the parties hereto agree that an injunction may be issued restraining such action pending determination of such controversy and that no bond or other security shall be required in connection therewith. If any dispute arises concerning the right or obligation of any party hereto, such right or obligation shall be enforceable by a decree of specific performance. Such remedies shall, however, not be exclusive of and shall be in addition to any other remedies which Buyer may have, including injunctive relief and actions for damages.

4. In the event that any of the provisions contained herein would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason because of the scope, duration or area of its applicability or for any other reason, unless narrowed by construction, such provision shall for purposes of such jurisdiction only, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable (or if such language cannot be drawn narrowly enough, the court making any such determination shall have the power to modify, to the extent necessary to make such provision or provisions enforceable in such jurisdiction, such scope, duration or area or all of them, and such provision shall then be applicable in such modified form). If, notwithstanding the foregoing, any such provision would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, such provision, as to such jurisdiction only, shall be ineffective to the extent of such invalidity, prohibition or unenforceability, without invalidating the remaining provisions hereof. No narrowed construction, court-modification or invalidation of any provision shall affect the construction, validity or enforceability of such provision in any other jurisdiction.

5. 	Each of the Selling Parties represents to Buyer
that the enforcement of the restrictions of this Agreement would not be unduly burdensome to such Selling Party. The representations and covenants contained in this Agreement on the part of the Selling Parties shall be construed as ancillary to and independent of any other provision of the Purchase Agreement. If any of the Selling Parties violates any covenant contained in this Agreement and Buyer brings a legal action for injunctive or other relief, Buyer shall not, as a result of the time involved in obtaining the relief, be deprived of the benefit of the full period of any such covenant. Accordingly, the duration of each such covenant of any of the Selling Parties shall be deemed to have been extended as if the Limited Period with respect thereto began on the date of entry by a court of competent jurisdiction of a final judgment enforcing such covenant of such Selling Party under this Agreement.

6. This Agreement shall inure to the benefit of Buyer and its successors and assigns, and shall be binding upon each of the Selling Parties and their respective heirs, personal representatives, successors and assigns, and may not be modified or terminated orally.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth in the introductory paragraph hereof.


NEW PARADIGM SOFTWARE CORP.



By:






	Mark Blundell




	John Brann

4.2 (F)

OPINION LETTER

VIE Systems, Inc.
51 John F. Kennedy Parkway
Short Hills, New Jersey  07078
Attn.:  Mr. Eric Le Goff



Gentlemen:
We have acted as counsel for New Paradigm Software
Corp. ("NPS"), a New York corporation in connection with the execution and delivery of the following documents:
a)	An Agreement of Purchase and Sale of Assets
between NPS and VIE Systems, Inc. ("VIE") dated May 9, 1997
(the "Purchase Agreement");
b)	A License Agreement between NPS and VIE dated
May 9, 1997 (the "License Agreement");
c)	A Confidentiality and Non-Competition
Undertaking dated May 9, 1997 by NPS, and Mark Blundell and
John Brann individually (the "Non-Competition
Undertaking"); and
d)	An Indemnification  Escrow Agreement dated
May 9, 1997 by and among NPS, VIE and Messrs. Golenbock, Eiseman, Assor and Bell, as escrow agent (the "Escrow Agreement").
The foregoing are collectively referred to as the Documents. Capitalized terms used herein shall have the meanings assigned to said terms in the Documents.
In addition, we wish to call your attention to the fact that NPS issued 800,000 Series C Redeemable Preferred Stock, par value $0.01 per share (the "Preferred Shares") to Mr. Robert Trump on April 11, 1997 pursuant to a resolution of the Board of Directors of NPS adopted on March 15, 1997 at a meeting of the Board.
We have reviewed such matters of law and have examined such documents, records, agreements, and certificates of public officials and officers of the NPS as we have deemed necessary for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of signatures on original documents and the conformity to original documents of all copies submitted to us as certified, conformed or photographic copies; and as to certificates of public officials, we have assumed the same to have been properly given and to be accurate. As to various questions of fact material to our opinion, we have relied upon the attached certificates of officers of NPS. As to any matter of fact contained in such certificates of officers of the NPS, we have no reason to believe such certificates to be inaccurate. On the basis of the foregoing, we are of the opinion that:
1. NPS is a corporation duly organized and validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.
2. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of NPS is required in connection with the consummation of the transactions contemplated by the Documents or related documents.
3. Subject only to the authorization of the holders of two-thirds of all outstanding shares entitled to vote with respect to the transactions contemplated by the Purchase Agreement at a meeting of the shareholders, all corporate action on the part of NPS, its officers and directors necessary for the authorization, execution and delivery of the Purchase Agreement, the Non-Competition Agreement and the Escrow Agreement has been taken and the performance of all obligations of NPS thereunder, and the Purchase Agreement, the Non-Competition Agreement and the
Escrow Agreement constitute valid and legally binding obligations of NPS enforceable in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination.
The enforceability of the NPS's obligations under the Purchase Agreement, the Non-Competition Agreement and the
Escrow Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
4. The authorization of the shareholders of NPS is not required for the execution and delivery of the License Agreement by NPS and all corporate action on the part of NPS, its officers and directors necessary for the authorization, execution and delivery of the License
Agreement has been taken and the performance of all obligations of NPS thereunder, and the License Agreement constitutes the valid and legally binding obligation of NPS enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination. The enforceability of the License Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law.)
5. The execution, delivery and performance of the Documents and the consummation of the transactions contemplated thereby, do not nor will not (i) conflict with or violate any provisions of the Certificate of Incorporation or By-Laws of NPS, (ii) to our knowledge, with or without the giving of notice or the passage of time, or both, result in a breach of, or violate, or be in conflict with, or constitute a default under, or permit the termination of, or cause of permit acceleration under, any agreement or instrument of any debt or obligation to which NPS is a party or any of its assets is subject or bound,
(iii) to our knowledge, require the consent of any party to any agreement to which the NPS is a party, or to which any of the Purchased Assets is subject or bound, (iv) to our knowledge, result in the creation or imposition of any lien upon any of the Purchased Assets, or (v) violate any law, rule or regulation or, to our knowledge, any order, judgment, decree or award, of any court, governmental authority or arbitrator to or by which the NPS or any of the Purchased Assets is subject or bound; except we note that prior to the date hereof a UCC-1 financing statement was executed by NPS in favor of Level 8, Inc. with respect to the Copernicus software and may be filed by Level 8, Inc. at any time. Nevertheless, we understand that if such financing statement is filed, it will be terminated simultaneously with the Closing under the Purchase
Agreement.
6. The Preferred Shares were duly authorized and issued to Mr. Robert Trump, are fully-paid and non-assessable, and such Preferred Shares are entitled to cast four votes per share (or an aggregate of 3,200,000 votes) at the Special Meeting or any other meeting of the shareholders, and if voted, will be counted at the Special Meeting as outstanding shares of NPS entitled to vote in favor of the transactions contemplated by the Purchase
Agreement for purposes of compliance by NPS with the provisions of Section 909 of the Business Corporation Law of New York.
Very truly yours,

	Exhibit 4.3(e)


	GEAB OPINION

1. 	Buyer is a corporation duly incorporated, validly
existing and in good standing under the laws of the state of Delaware.

2. 	The execution, delivery and performance of the
Agreement and has been duly and validly authorized by all necessary corporate action of Buyer. Buyer has duly executed and delivered the Agreement.